Prospectus
November 30, 2012, as amended December 29, 2012

All Asset Fund (HGAAX, HGACX, HGAIX)
Dividend & Income Builder Fund (HDAVX, HDCVX, HDIVX)
Emerging Markets Opportunities Fund (HEMAX, HEMCX, HEMIX)
European Focus Fund (HFEAX, HFEBX, HFECX, HFEIX)
Global Equity Income Fund (HFQAX, HFQCX, HFQIX)
Global Technology Fund (HFGAX, HFGBX, HFGCX, HFGIX)
International Opportunities Fund (HFOAX, HFOBX, HFOCX, HFORX, HFOIX)
World Select Fund (formerly known as Global Leaders Fund) (HFPAX, HFPCX, HFPIX)

November 30, 2012, as
amended December 29, 2012
Henderson All Asset Fund
Class A Shares	Class C Shares	Class I Shares
HGAAX	HGACX	HGAIX

Henderson Dividend & Income Builder Fund
Class A Shares	Class C Shares	Class I Shares
HDAVX	HDCVX	HDIVX

Henderson Emerging Markets Opportunities Fund
Class A Shares	Class C Shares	Class I Shares
HEMAX	HEMCX	HEMIX

Henderson European Focus Fund
Class A Shares	Class B Shares	Class C Shares	Class I Shares
HFEAX	HFEBX	HFECX	HFEIX

Henderson Global Equity Income Fund
Class A Shares	Class C Shares	Class I Shares
HFQAX	HFQCX	HFQIX

Henderson Global Technology Fund
Class A Shares	Class B Shares	Class C Shares	Class I Shares
HFGAX	HFGBX	HFGCX	HFGIX

Henderson International Opportunities Fund
Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class I Shares
HFOAX	HFOBX	HFOCX	HFORX	HFOIX

Henderson World Select Fund
Class A Shares	Class C Shares	Class I Shares
HFPAX	HFPCX	HFPIX

Prospectus

The Henderson All Asset Fund’s investment objective is to provide total return by investing in a broad range of asset classes. The Henderson Dividend & Income Builder Fund’s investment objective is to seek to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Dividend & Income Builder Fund’s secondary objective is to seek to provide long-term capital appreciation. The Henderson Emerging Markets Opportunities Fund’s investment objective is to achieve long-term growth of capital. The Henderson European Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies. The Henderson Global Equity Income Fund’s investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Henderson Global Technology Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies. The Henderson International Opportunities Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies. The Henderson World Select Fund’s investment objective is to achieve long-term growth of capital.

As with all mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Fund Summaries
Henderson All Asset Fund	4
Henderson Dividend & Income Builder Fund	10
Henderson Emerging Markets Opportunities Fund	14
Henderson European Focus Fund	18
Henderson Global Equity Income Fund	22
Henderson Global Technology Fund	26
Henderson International Opportunities Fund	30
Henderson World Select Fund	34
Additional Information about Investment Strategies and Risks	38
Descriptions of Underlying Henderson Funds	42
Management of the Funds	43
Description of Share Classes	46
How to Purchase, Exchange and Redeem Shares	53
Investor Services and Programs	59
Other Information	60
Financial Highlights	64
Additional Information	74

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Fund Summary – Henderson All Asset Fund

Investment Objective
The Henderson All Asset Fund’s investment objective is to provide total return by investing in a broad range of asset classes.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 48-49 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(a)	1.00%(b)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.48%	3.09%	1.01%
Acquired Fund Fees and Expenses (c)	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	2.54%	4.90%	1.82%
Fee Waiver and/or Expense Reimbursement (d)	(1.28)%	(2.89)%	(0.81)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.26%	2.01%	1.01%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(c)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from U.S. investment companies.

(d)
With respect to investments in affiliate Underlying Funds, the Fund’s adviser has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliate Underlying Fund’s management fee. In addition, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2015.

In addition to the expenses shown above, shareholders of the Fund will indirectly bear their pro rata share of the annual operating expenses of the underlying funds. As a result, the investment returns of the Fund will be net of the expenses of the underlying funds. Because the Fund invests in other investment companies, as a shareholder you will pay a higher expense ratio than if you had purchased shares of an underlying fund directly.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year
Class A	$696	$952
Class C	304	631
Class I	103	322

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You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year
Class A	$696	$952
Class C	204	631
Class I	103	322

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio), except that the Funds generally do not pay transaction costs for shares of open-end mutual funds. An underlying fund may also pay transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies
The Fund will invest in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity and absolute return strategies). As part of this strategy, the Fund may hold cash and/or invest in money market instruments or cash equivalents. A flexible asset allocation approach will be utilized to invest across asset classes within a risk controlled framework.

Asset allocation decisions will be driven by a process consisting of three key elements: asset selection, diversified portfolio construction and efficient implementation. Risk management is an integral part of decision making and is considered at all stages of the investment process. The Fund will vary its exposure to different asset classes and strategies over time in response to changing market and economic conditions. The level of exposure to various asset classes will be based on the adviser’s assessment of the asset’s potential return, associated volatility and correlation with other assets.

The Fund may seek exposure to the asset classes described above by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), such as “hedge funds”) or indexes of investment pools. The Fund’s adviser or subadviser may itself manage the Fund’s assets allocated to a particular asset class, either directly or through a mutual fund or other pooled vehicle managed by it, or it may invest the Fund’s assets in other investment companies or private investment pools providing access to specialist management outside of the Henderson organization. The amount and type of the Fund’s investment in a particular asset class, and the amount invested in certain investment companies or investment pools, is limited by law and by tax considerations. The Fund may invest across the maturity range of fixed income securities and expects to invest in investment-grade fixed income securities.

The Fund’s investment exposure either through direct investment or through the underlying funds primarily includes the following types of securities and other financial instruments.

•
Equity securities of US and non-US companies, including emerging markets. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, and equity interests in trusts, partnerships, and limited liability companies.

•
Fixed Income securities of various types including US government debt securities, US investment grade corporate debt, high yield debt securities or “junk bonds”, mortgage-related and other asset-backed securities, foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, convertible securities, senior loans and cash equivalents.

•
Derivatives. The Fund may engage in exchange-traded or over-the-counter derivative transactions to enhance total return, to gain or limit exposure to equity or credit markets, interest rates or currency exchange rates, and/or as a substitute for the purchase or sale of securities, currencies or certain asset classes. The Fund expects to use derivatives principally when seeking to gain or limit exposure to equity markets by using futures contracts on securities indices or by purchasing exchange-traded call or put options on equity indices futures contracts, to gain or limit currency exposure using forward foreign currency contracts, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives. At times the Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more money market funds or similar vehicles) or other high-quality, short-term instruments to cover obligations with respect to, or that may result from, the Fund’s investments in futures contracts or securities indices, forward foreign currency contracts, bond or interest rate future contracts or other derivatives.

The Fund may invest in commodity-related investments. The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

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Henderson Global Funds has obtained an exemptive order that allows the Fund to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act, subject to the conditions of the order. The Fund may invest without limitation in any affiliated Fund of the Henderson Global Funds (“Underlying Henderson Funds” together with unaffiliated underlying funds, “underlying funds”). In addition to investing in the Underlying Henderson Funds, at the discretion of Henderson and without shareholder approval, the Fund may invest in additional Henderson Global Funds created in the future.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because the Fund may invest to a significant degree in other investment companies, the Fund’s risks are directly related to the risks of the underlying funds in which it invests. The principal risks that could adversely affect the total return on your investment include:

•
Investment Company and Pooled Vehicles Risk. The Fund may invest in other investment companies or pooled vehicles, including open-end funds, closed-end funds, trusts, and ETFs, that are advised by the Fund’s adviser or sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, the Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations, such as redemption fees.

•
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies.

•
Allocation Risk. The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the underlying funds and other investments in which it invests. You could lose money on your investment in the Fund as a result of these allocation decisions. Although the Fund will attempt to invest in a number of different underlying funds and other investments, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be particularly sensitive to the risks associated with that fund and any investments in which that fund concentrates.

•	Concentration Risk. By concentrating in a single industry, the Fund carries much greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries.

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the portfolio of the Fund or an underlying fund may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. To the extent that the Fund’s portfolio consists of equity securities or underlying funds that invest in equity securities, it is expected that the NAV of the Fund and underlying funds will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities. It is possible that the Fund’s adviser or sub-adviser will focus on an underlying fund that performs poorly or underperforms other underlying funds under various market conditions. The Fund’s adviser and sub-adviser attempt to identify allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results.

•
Smaller and Less Seasoned Companies Risk. The Fund or an underlying fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments.

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Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market many not always exist for a Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Geographic Concentration Risk. To the extent the Fund or underlying funds invest a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within in such country or region will generally have a greater effect on the Fund or underlying funds than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Convertible Securities Risk. The Fund or underlying funds may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

•
Warrants Risk. The Fund or underlying funds may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund or an underlying fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund or an underlying fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.);

•
Credit/Default Risk. Credit risk is the risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
High Yield Securities Risk. High yield securities (sometimes referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

•
Inflation/Deflation Risk. Inflation risk is the risk that the assets of the Fund or underlying funds or income from the investments of the Fund or underlying funds may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio of the Fund or an underlying fund could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the credit-worthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the portfolio of the Fund or an underlying fund.

•
Liquidity Risk. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund or an underlying fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

•
Leverage Risk. The Fund or an underlying fund may borrow money to the extent permissible under the 1940 Act, currently up to 33 1/3% of its total assets, including the amount borrowed. This leverage creates risks not associated with unleveraged funds having a similar investment objective and may adversely affect the return to shareholders of the Fund or an underlying fund, includ-

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ing: the likelihood of greater volatility of net asset value; fluctuations in the interest rates on borrowings and short-term debt; increased operating costs, which may reduce the total return of the Fund or an underlying fund; and the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowings remain fixed.

•
Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund or an underlying fund pays as part of the purchase price.

•
Real Estate Risk. The Fund or an underlying fund may invest in REITs or similar foreign instruments, which subject it to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code of 1986, as amended, (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•
Mortgage-related and Other Asset-backed Securities Risks: Mortgage-backed securities and asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund or an underlying fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund or an underlying fund because the Fund or an underlying fund may have to reinvest that money at the lower prevailing interest rates. Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

•
Commodity Risk. Investments in commodity-linked derivative instruments may subject the Fund or an underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s income from investments in commodities-linked derivatives were determined not to constitute qualifying income in an amount that, combined with any other non-qualifying income, exceeded the 10% threshold, and if the Fund could not or did not cure the failure, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code and be subject to tax at the fund level, among other things.

•
Infrastructure Investment Risk. Infrastructure-related investments expose the Fund or an underlying fund to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational, or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

•
Private Placements and Restricted Securities Risk. The Fund or any underlying fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or an underlying fund could find it more difficult to sell such securities when the Fund’s adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund or an underlying fund. The sale of such investments may also be restricted under securities laws.

•
Repurchase Agreements Risk. The Fund or an underlying fund may enter into repurchase agreements. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Investment return on such assets will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the seller of a repurchase agreement defaults, the Fund or any underlying fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

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•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Bill McQuaker, Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception March 30, 2012.
•	Chris Paine, Director of Asset Allocation, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception March 30, 2012.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.

You may purchase, redeem or exchange shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

Fund Summary – Henderson Dividend & Income Builder Fund

Investment Objective
The Henderson Dividend & Income Builder Fund’s (the “Fund”) investment objective is to seek to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 48-49 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(a)	1.00%(b)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses (c)	0.73%	0.73%	0.73%
Total Annual Fund Operating Expenses	1.73%	2.48%	1.48%
Fee Waiver and/or Expense Reimbursement (d)	(0.43)%	(0.43)%	(0.43)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	2.05%	1.05%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(c)	Other Expenses are based on estimated amounts as the Fund commenced operations August 1, 2012.
(d)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2015.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year
Class A	$626	$891
Class C	308	643
Class I	107	334

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year
Class A	$626	$891
Class C	208	643
Class I	107	334

10

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not available.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing securities, and at least 50% of its assets in equity securities.

The Fund will normally invest its assets primarily in dividend-paying equities as well as a range of fixed income securities including high yield corporate bonds (“junk bonds”), investment grade bonds, sovereign debt from issuers in the US and around the world, unrated bonds and floating rate securities.

In selecting investments, the Fund seeks to invest in securities that the managers believe offer the potential for growth of income and capital over time. The managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions.

For its investment in equity securities, the managers primarily seek to invest in common stocks of companies with attractive long-term business prospects that generate profits and produce attractive levels of dividend income, and which are, in the opinion of the managers, undervalued or inexpensive relative to other comparable investments. The Fund may also invest in preferred stocks, depository receipts, equity real estate investment trusts (REITs), and other equity-related securities.

The Fund may invest in a variety of fixed income securities including bonds, debt securities and other similar instruments issued by various US and non-US companies, governments or other public sector entities. The Fund may invest in fixed income securities across the maturity range and of any credit quality.

The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund’s objective and may invest in securities of companies or issuers based in and/or economically tied to emerging markets. The Fund may invest in securities issued by large-capitalization, mid-capitalization and small-capitalization companies.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund will generally consider selling a security when in the managers’ opinion there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the managers’ opinion, a superior investment opportunity arises.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the managers believe offer the potential for income and long term capital appreciation). The managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33 1/3% of its total assets, including the amount borrowed.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objectives, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the portfolio of the Fund may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. To the extent that the Fund’s portfolio primarily consists of equity securities, it

11

is expected that the NAV of the Fund will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market many not always exist for a Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Credit/Default Risk. Credit risk is the risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

12

•
High Yield Securities Risk. High yield securities (sometimes referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Alex Crooke, Director of Value and Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception August 1, 2012.
•	Job Curtis, Head of Value and Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception August 1, 2012.
•	Jenna Barnard, CFA, Deputy Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception August 1, 2012.
•	John Pattullo, Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception August 1, 2012.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions quarterly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

Fund Summary – Henderson Emerging Markets Opportunities Fund

Investment Objective
The Emerging Markets Opportunities Fund’s investment objective is to achieve long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 48-49 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information (“SAI”).

Shareholder fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(a)	1.00%(b)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.26%	1.23%	1.16%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.52%	3.24%	2.17%
Fee Waiver and/or Expense Reimbursement (c)	(0.72)%	(0.69)%	(0.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.80%	2.55%	1.55%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A contingent deferred sales charge (“CDSC”) of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(c)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.54% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2015.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$747	$1,109	$1,645	$3,107
Class C	358	794	1,504	3,391
Class I	158	490	985	2,352

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$747	$1,109	$1,645	$3,107
Class C	258	794	1,504	3,391
Class I	158	490	985	2,352

14

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose principal business activities are located in emerging market countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Emerging market countries are all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation, the United Nations. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa.

In addition to the Fund’s main investments, the Fund may invest no more than 20% of its net assets in the securities of issuers in developed market countries.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with emerging markets equity regions and sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objectives. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

15

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and average annual total returns compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the one-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 4.78% and (24.90)% for the quarters ended December 31, 2011 and September 30, 2011, respectively. The year-to-date return through September 30, 2012 was 16.10%.

16

Average Annual Total Return for periods ended December 31, 2011 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception December 31, 2010)
Return Before Taxes	(29.09)	(29.03)
Return After Taxes on Distributions	(29.40)	(29.33)
Return After Taxes on Distributions and Sale of Fund Shares	(18.78)	(24.79)
Class C (Inception December 31, 2010)
Return Before Taxes	(25.28)	(25.22)
Class I (Inception December 31, 2010)
Return Before Taxes	(24.59)	(24.54)
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	(18.17)	(18.17)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser and Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Bill McQuaker, Head of Multi-Asset, has been the Fund’s lead Portfolio Manager and Asset Allocation Strategist since inception in 2010.

•	Andrew Beal, Director of Pan Asian Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2010.

•	Nicholas Cowley, American Equities Fund Manager, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2010.

•	Stephen Peak, Director of International Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2010.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17

Fund Summary – Henderson European Focus Fund

Investment Objective
The European Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 48-49 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	5.00% (b)	1.00% (c)	None

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.28%	0.36%	0.32%	0.21%
Total Annual Fund Operating Expenses	1.53%	2.36%	2.32%	1.21%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$722	$1,031	$1,362	$2,298
Class B	639	1,037	1,361	2,493
Class C	335	725	1,241	2,660
Class I	123	384	666	1,471

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$722	$1,031	$1,362	$2,298
Class B	239	737	1,261	2,493
Class C	235	725	1,241	2,660
Class I	123	384	666	1,471

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. European companies are broadly defined to include any company that meets one or more of the following tests:

18

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe
•	50% or more of its assets are located in Europe
•	50% or more of its revenues are derived from Europe

The manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The manager will invest in both “growth” stocks that the manager believes are reasonably priced and “value” stocks that are, in the manager’s opinion, under-valued.

Companies are evaluated using a broad range of criteria, including:

•	a company’s financial strength
•	competitive position in its industry
•	projected future earnings and cash flows

The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the manager will consider:

•	the condition and growth potential of the various economies, industry sectors and securities markets
•	expected levels of inflation
•	government policies influencing business conditions
•	currency and taxation factors
•	other financial, social and political factors that may have an effect on the investment climate of the companies that are located in those markets.

The Fund generally sells a stock when in the manager’s opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the manager believes that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the manager will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Geographic Concentration Risk. The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. Although Western Europe is developed, recent economic hardship will pose investment risk in neighboring emerging nations.

•
Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector

19

may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than Funds that invest more broadly.

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s net asset value (NAV) will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

20

During the ten-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 40.45% and (32.08)% for the quarters ended June 30, 2009 and September 30, 2008, respectively. The year-to-date return through September 30, 2012 was 12.44%.

Average Annual Total Returns for periods ended December 31, 2011 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(23.54)	(1.42)	13.04	14.82
Return After Taxes on Distributions	(24.61)	(2.67)	11.53	13.34
Return After Taxes on Distributions and Sale of Fund Shares	(14.93)	(1.48)	11.15	12.86
Class B (Inception August 31, 2001)
Return Before Taxes	(23.49)	(1.19)	13.05	14.83
Class C (Inception August 31, 2001)
Return Before Taxes	(19.52)	(0.99)	12.87	14.63
Class I (Inception March 31, 2009)1
Return Before Taxes	(18.65)	(0.10)	13.80	15.56
MSCI Europe Index (reflects no deductions for fees, expenses or taxes)	(10.50)	(4.62)	4.89	4.64

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Stephen Peak, Director of International Equities, Portfolio Manager, has managed the Fund since inception in 2001.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

Fund Summary – Henderson Global Equity Income Fund

Investment Objective
The Global Equity Income Fund’s investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 48-49 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	1.00% (b)	None

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.19%	0.20%	0.16%
Total Annual Fund Operating Expenses	1.29%	2.05%	1.01%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$699	$961	$1,243	$2,047
Class C	308	643	1,104	2,384
Class I	103	322	559	1,241

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$699	$961	$1,243	$2,047
Class C	208	643	1,104	2,384
Class I	103	322	559	1,241

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

In selecting investments, the managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to

22

earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.

For its investments in common stocks, the Fund seeks to invest in securities that the managers believe have the potential for growth of income and capital over time. The managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in fixed income securities (including non-investment grade), derivatives, equity real estate investment trusts (REITs) and preferred stocks. The Fund may invest across the maturity range of fixed income securities.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the managers believe offer the potential for income and long term capital appreciation). The managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend within the next two months. By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year.

The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund’s objective. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. The Fund has no specific capitalization range for foreign companies in which it will invest. The capitalization range for foreign companies will vary over time depending on the managers’ ongoing assessment of market opportunities for the Fund.

The Fund will generally consider selling a security when in the managers’ opinion there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the managers’ opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund’s regional rotation trading strategy.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. The Fund’s portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other

23

investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.

In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
High Yield Securities Risk. High yield securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

•
Credit/Default Risk. Credit risk is the risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the Fund’s income.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

24

During the five-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 14.41% and (12.96)% for the quarters ended June 30, 2009 and September 30, 2011, respectively. The year-to-date return through September 30, 2012 was 11.46%.

Average Annual Total Returns for periods ended December 31, 2011	1 Year	5 Year	Since
(including maximum sales charges)%		%	Inception %
Class A (Inception November 30, 2006)
Return Before Taxes	(7.25)	(1.71)	(1.25)
Return After Taxes on Distributions	(7.85)	(2.29)	(1.82)
Return After Taxes on Distributions and Sale of Fund Shares	(3.15)	(0.98)	(0.59)
Class C (Inception November 30, 2006)
Return Before Taxes	(2.28)	(1.30)	(0.84)
Class I (Inception March 31, 2009)1
Return Before Taxes	(1.15)	(0.38)	0.07
MSCI World Index (reflects no deductions for fees, expenses or taxes)	(5.02)	(1.82)	(1.39)
MSCI World High Dividend Yield Index (reflects no deductions for fees,expenses or taxes)	4.84	(1.45)	(0.80)

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Alex Crooke, Director of Value and Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2006.
•	Job Curtis, Head of Value and Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2006.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

25

Fund Summary – Henderson Global Technology Fund

Investment Objective
The Global Technology Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 48-49 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees	Class A	Class B	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	5.00% (b)	1.00% (c)	None

Annual fund operating expenses (expenses you pay each year	Class A	Class B	Class C	Class I
as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Shares Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.36%	0.29%	0.23%
Total Annual Fund Operating Expenses	1.50%	2.36%	2.29%	1.23%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$719	$1,022	$1,347	$2,267
Class B	639	1,037	1,361	2,486
Class C	332	716	1,226	2,630
Class I	125	391	677	1,494

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$719	$1,022	$1,347	$2,267
Class B	239	737	1,261	2,486
Class C	232	716	1,226	2,630
Class I	125	391	677	1,494

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

26

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of technology-related companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Technology-related companies are defined as those companies that the managers believe will benefit significantly from advances or improvements in technology. Technology-related companies include those that are principally engaged in producing, developing, selling, using or distributing technology products, processes or services. Industries likely to be represented in the Fund’s portfolio include, but are not limited to, computers and peripheral products, computer software, electronic systems and components, e-commerce, telecommunications, media, cable and information services, pharmaceuticals, medical devices, biotechnology, Internet and clean energy technology. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The Fund has no limits and no specific policy on the geographic asset distribution of its investments, and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund currently invests in U.S. and non-U.S. issuers and may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund’s objective.

Although the Fund does not have a specific policy regarding investments in companies of a particular size, the managers, in an attempt to reduce portfolio risks, will invest generally in companies that have a more proven track record. The managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom-up factors rather than on geographic regions. Country and regional allocation results from stock selection and is secondary to the process.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, there is a detrimental change in the competitive environment or the stock achieves its target price. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned companies. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
Technology-Related Companies Risk. The Fund may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund’s returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, It is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

27

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the ten-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 28.09% and (27.27)% for the quarters ended June 30, 2003 and September 30, 2002, respectively. The year-to-date return through September 30, 2012 was 17.49%.

28

Average Annual Total Returns For Periods Ended December 31, 2011 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(14.11)	4.09	5.35	6.18
Return After Taxes on Distributions	(14.11)	4.01	5.09	5.93
Return After Taxes on Distributions and Sale of Fund Shares	(9.17)	3.48	4.54	5.29
Class B (Inception August 31, 2001)
Return Before Taxes	(13.60)	4.37	5.39	6.22
Class C (Inception August 31, 2001)
Return Before Taxes	(9.58)	4.53	5.21	6.02
Class I (Inception March 31, 2009)1
Return Before Taxes	(8.64)	5.49	6.06	6.87
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	2.11	(0.25)	2.92	3.00
MSCI AC World IT Index (reflects no deductions for fees,
expenses or taxes)	(4.10)	1.46	1.89	2.81

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Ian Warmerdam, Director of Technology Investments, Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.
•	Stuart O’Gorman, Director of Technology Investments, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B and Class C shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary, or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary, or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

29

Fund Summary – Henderson International Opportunities Fund

Investment Objective
The International Opportunities Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 48-49 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information. Class I shares were formerly known as Class W shares.

Shareholders fees	Class A	Class B	Class C	Class R	Class I
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	5.00% (b)	1.00% (c)	None	None

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class I Shares
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.12%	0.22%	0.19%	0.34%	0.10%
Total Annual Fund Operating Expenses	1.47%	2.32%	2.29%	1.94%	1.20%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$716	$1,013	$1,333	$2,236
Class B	635	1,025	1,341	2,447
Class C	332	716	1,226	2,630
Class R	197	610	1,048	2,269
Class I	122	381	661	1,459

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$716	$1,013	$1,333	$2,236
Class B	235	725	1,241	2,447
Class C	232	716	1,226	2,630
Class R	197	610	1,048	2,269
Class I	122	381	661	1,459

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

30

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 40% of its net assets in equity securities of non-US companies and in at least three different countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Non-US companies are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US
•	50% or more of its assets are located in a country other than the US
•	50% or more of its revenues are derived from outside of the US

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than Funds that invest more broadly.

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•	Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other

31

investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the ten-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 26.36% and (21.11)% for the quarters ended June 30, 2009 and September 30, 2011, respectively. The year-to-date return through September 30, 2012 was 12.38%.

Average Annual Total Returns For Periods Ended December 31, 2011	1 Year	5 Years	10 Years	Since
(including maximum sales charges)%		%	%	Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(19.75)	(4.34)	6.27	7.63
Return After Taxes on Distributions	(19.65)	(4.62)	5.83	7.20
Return After Taxes on Distributions and Sale of Fund Shares	(12.57)	(3.51)	5.48	6.72
Class B (Inception August 31, 2001)
Return Before Taxes	(19.48)	(4.17)	6.28	7.64
Class C (Inception August 31, 2001)
Return Before Taxes	(15.49)	(3.92)	6.12	7.45
Class I (Inception March 31, 2009)1
Return Before Taxes	(14.63)	(3.05)	6.98	8.33
Class R (Inception September 30, 2005)2
Return Before Taxes	(15.15)	(3.45)	6.63	7.98
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	(11.73)	(4.26)	5.12	4.55

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

2
The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares adjusted for the higher expenses associated with Class R shares. Performance for Class R shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C, R and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Stephen Peak, Director of International Equities, Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.
•	Nicholas Cowley, American Equities Fund Manager, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.
•	John Crawford, Director of Pacific Asian Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2011.
•	Andrew Mattock, Fund Manager, Pan Asian Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2005.
•	Bill McQuaker, Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006.
•	Vincent Musumeci, Portfolio Manager of Japanese Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.
•	Stuart O’Gorman, Director of Technology Investments, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.
•	Tim Stevenson, Director of Pan European Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2002.
•	Ian Warmerdam, Director of Technology Investments, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B, Class C and Class R shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary, or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary, or directly through the Fund. Class R share participants in retirement plans must contact plan’s administrator to purchase or redeem shares.

Tax Information
The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

33

Fund Summary – Henderson World Select Fund

Investment Objective
The World Select Fund’s investment objective is to achieve long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 48-49 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees	Class A	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	1.00% (b)	None

Annual fund operating expenses	Class A	Class C	Class I
(expenses you pay each year as a percentage of the value of your investment)	Shares	Shares	Shares
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.04%	1.04%	1.00%
Total Annual Fund Operating Expenses	2.09%	2.84%	1.80%
Fee Waiver and/or Expense Reimbursement (c)	(0.69)%	(0.69)%	(0.65)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	2.15%	1.15%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(c)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.15% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$709	$993	$1,298	$2,339
Class C	318	673	1,155	2,660
Class I	117	366	634	1,583

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$709	$993	$1,298	$2,339
Class C	218	673	1,155	2,660
Class I	117	366	634	1,583

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests primarily in equity securities of US and non-US companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-US companies are broadly defined to include any company that meets one of the following tests:

34

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US
•	50% or more of its assets are located in a country other than the US
•	50% or more of its revenues are derived from outside of the US

The Fund has no limits on the geographic asset distribution of its investments. The Fund may invest in companies domiciled in any country that the manager believes to be appropriate to the Fund’s objective including companies domiciled in emerging markets. The Fund may also invest in fixed income securities, including convertible bonds. The Fund may invest across the maturity range of fixed income securities and expects to invest in investment-grade fixed income securities.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. The Fund generally purchases securities of companies that are regarded highly by the managers based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Region and sector allocations will result from underlying stock selection.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, it fails to meet operating/financial targets or its revenue growth has slowed. The Fund may sell a security if the managers are unable to maintain open communication with management or if there is a change in business strategy or outlook. The Fund may also sell a stock if the manager believes that negative country or regional factors may affect the company’s outlook, in the managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries, and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

35

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Credit/Default Risk. Credit risk is the risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the Fund’s income.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the five-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 17.55% and (20.19)% for the quarters ended June 30, 2009 and September 30, 2008, respectively. The year-to-date return through September 30, 2012 was 11.69%.

36

Average Annual Total Returns for periods ended December 31, 2011	1 Year	5 Year	Since
(including maximum sales charges)%		%	Inception %
Class A (Inception November 30, 2006)
Return Before Taxes	(13.56)	(3.04)	(2.42)
Return After Taxes on Distributions	(13.56)	(3.09)	(2.47)
Return After Taxes on Distributions and Sale of Fund Shares	(8.82)	(2.57)	(2.05)
Class C (Inception November 30, 2006)
Return Before Taxes	(9.00)	(2.30)	(1.71)
Class I (Inception May 31, 2011)1
Returns Before Taxes	(8.13)	(1.84)	(1.23)
MSCI World Index (reflects no deductions for fees, expenses or taxes)	(5.02)	(1.82)	(1.39)

1
The performance for Class I shares for the period prior to May 31, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and Class I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Matthew Beesley, Head of Global Equities, Portfolio Manager, has managed the Fund since 2012.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

You may purchase, redeem or exchange shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

37

Additional Information about Investment
Strategies and Risks

Investment Strategies

Please see the section entitled “Principal Investment Strategies” in the “Fund Summaries” above for a complete discussion of each Fund’s principal investment strategies.

All Funds:

Temporary Defensive Investments. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. A Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to a Fund’s primary investments when the managers believe it is advisable to do so, to meet anticipated levels of redemption or when adverse market, economic or political conditions exist. Each Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Investment Risks

Please see the section entitled “Principal Investment Risks” in the “Fund Summaries” above for a complete description of each Fund’s principal investment risks.

All Funds:

•
Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers’ assessment of the prospects for a company’s earnings growth is wrong, or if the managers’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the managers have placed on it.

Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the managers have placed on it.

•	Foreign Investments. Foreign investments involve special risks, including:

•
Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the US dollar. Foreign currencies may be affected by foreign tax laws, governmental administration or monetary policies, trading and relations between nations. Foreign currencies are also subject to settlement, custodial and other operational risks.

•
Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases. In addition, emerging market countries lack the social, political and economic stability of developed countries, which may affect the value and liquidity of the Fund’s investments. Examples of events that may effect values are disruptions due to work stoppages, extended closings of stock markets, governmental actions and armed conflicts.

•
Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

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Additional Information about Investment Strategies and Risks

•
Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US. In addition, the laws of emerging market countries relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the US.

•
Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value a Fund’s foreign investments.

•
Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve greater risk of loss and trading improprieties, delays in payment, delivery or recovery of money or investments, which could affect the liquidity of the Fund’s assets.

•
Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

•
Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to a Fund’s foreign investments, as described in the statement of additional information (SAI).

Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded in US markets and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

•
Defensive Investment Strategies. Each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) as described on the previous page. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective(s). A Fund’s defensive investment position may not be effective in protecting its value.

•
REIT Risk. The Funds may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Funds from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Funds. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.

•
Securities Loans. The Funds may make secured loans of their portfolio securities amounting to not more than 33 1/3% of their total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss

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Additional Information about Investment Strategies and Risks of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Funds retain the right to call the loans at any time on reasonable notice, and they will do so in order that the securities may be voted by the Funds if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Funds may also call such loans in order to sell the securities involved.

Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

In addition, certain Henderson funds-of-funds are permitted to invest in each Fund. As a result, a Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

Global Equity Income Fund and Dividend & Income Builder Fund:

Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities held by a Fund may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding debt securities. This is known as prepayment risk and may reduce a Fund’s income. During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. This is known as extension risk.

Credit/Default Risk. The risk that one or more debt securities in a Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

High Yield Securities Risk. High yield securities (including lower-quality securities, commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The market price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

Liquidity Risk. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, a Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

Inflation Risk. The risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of money.

Reinvestment Risk. Income from a Fund’s portfolio will decline if and when a Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio’s current earnings rate.

Zero-Coupon Bonds Risk. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally

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Additional Information about Investment Strategies and Risks subject to the same risks as high yield securities. Each Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment.
Overweighting in Certain Market Sectors Risk. The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on a Fund’s net asset value.

Changes in Policies and Additional Information

Changes in Policies. The Funds’ Board of Trustees (“Board”) may change a Fund’s investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the (i) Dividend & Income Builder Fund’s policy to invest at least 80% of its net assets in a portfolio of income-producing securities, (ii) Emerging Markets Opportunities Fund’s policy to invest at least 80% of its net assets in equity securities of companies whose principal business activities are located in emerging market countries, (iii) European Focus Fund’s policy to invest at least 80% of its net assets in equity securities of European companies, (iv) Global Technology Fund’s policy to invest at least 80% of its net assets in equity securities of technology-related companies, (v) Global Equity Income Fund’s policy to invest at least 80% of its net assets in a portfolio of income-producing equity securities, and (vi) World Select Fund's policy to invest at least 80% of its net assets in equity securities of US and non-US companies, the Funds will give shareholders at least 60 days notice of any change to these policies.

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI which you may obtain free of charge by contacting shareholder services. (See back cover for address and phone number.)

Disclosure of Portfolio Holdings The Funds’ SAI includes a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and the Funds publicly disclose their portfolio holdings monthly on their website at http://www.hendersonglobalinvestors.com.

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Descriptions of Underlying Henderson Funds

Because the Henderson All Asset Fund may invest its assets in some or all of the Underlying Henderson Funds as discussed above, the following provides a general description of the main investments and other information about the Underlying Henderson Funds not described elsewhere in this prospectus. At the discretion of Henderson and without shareholder approval, the Henderson All Asset Fund may invest in additional Henderson Funds created in the future. For a complete description of an Underlying Henderson Fund not described elsewhere in this prospectus, please see that Fund’s prospectus, which is available free of charge by calling the Trust at 1-866-443-6337, or visiting the website at www.hendersonglobalinvestors.com.

Underlying Henderson Fund	Investment Objective	Principal Strategy
Henderson Strategic Income	To seek total return through current income and capital appreciation
Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities (including lower-quality securities or “junk bonds”) including foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, US investment grade corporate debt and US government debt securities.

42

Management of the Funds

Investment Adviser and Subadviser
Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as “the Adviser,” is the Funds’ investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London UK EC2M 3AE, referred to herein as “Henderson,” is the subadviser for the Funds. The Adviser and Henderson are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as “Henderson Global Investors” in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Henderson Global Investors is a multi-skill, multi-asset management business with a worldwide distribution network.

The Adviser provides services and facilities to the Funds. For the most recent fiscal year, each Fund paid the Adviser a monthly fee at an annual rate of each Fund’s average net assets as set forth below:

All Asset Fund	Global Technology Fund
0.40%	1.00% for the first $500 million;
Dividend & Income Builder Fund1	0.95% for the next $500 million; and
0.75% for the first $1 billion;	0.90% for the balance thereafter.
0.65% for the next $1billion;	International Opportunities Fund
0.55% on the balance thereafter.	1.10% for the first $1 billion;
Emerging Markets Opportunities Fund	0.95% for the next $1 billion; and
1.00% for the first $1 billion;	0.85% for the balance thereafter.
0.90% for the next $1 billion; and	World Select Fund
0.85% on the balance thereafter.	0.80% for the first $500 million;
European Focus Fund	0.70% for the next $1 billion; and
1.00% for the first $500 million;	0.65% for the balance thereafter.
0.90% for the next $1 billion; and
0.85% for the balance thereafter.
Global Equity Income Fund
0.85% for the first $1 billion;
0.65% for the next $1 billion; and
0.60% for the balance thereafter.
____________
1	The Dividend & Income Builder Fund commenced operations August 1, 2012.

For the most recent fiscal year, each Fund paid the Adviser an amount equal to the rate shown in the table below of the Fund’s average net assets, taking into account the expense limitations and/or fee waivers then in effect:

All Asset Fund	0%
Dividend & Income Builder Fund1
Emerging Markets Opportunities Fund	0.32%
European Focus Fund	1.00%
Global Equity Income Fund	0.84%
Global Technology Fund	1.00%
International Opportunities Fund	0.98%
World Select Fund	0.12%
____________
1	The Dividend & Income Builder Fund commenced operations August 1, 2012.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for all of the Funds (except for the Dividend & Income Builder Fund) is available in the Funds’ Annual Report dated July 31, 2012. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for the Dividend & Income Builder Fund will be available in the Funds’ Semi-Annual Report dated January 31, 2013.

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Management of the Funds

Portfolio Managers

All Asset Fund

Bill McQuaker, Head of Multi-Asset, is a Portfolio Manager for the Fund. He joined Henderson Global Investors in 2005 and has over 26 years of investment management experience. Prior to joining Henderson, Mr. McQuaker had an extensive career in investment banking at Credit Suisse First Boston and NatWest Securities.

Chris Paine, Director of Asset Allocation, is a Portfolio Manager for the Fund. He joined Henderson Global Investors in 2000 and has over 17 years of investment management experience. Prior to joining Henderson, Mr. Paine was a Quantitative Analyst at NPI Asset Management.

Dividend & Income Builder Fund

Alex Crooke, Director of Value and Income, is a Portfolio Manager for the Fund. Mr. Crooke joined Henderson Global Investors in 1994 and has over 22 years of investment management experience.

Job Curtis, Head of Value and Income, is a Portfolio Manager for the Fund. Mr. Curtis joined Henderson Global Investors in 1987 via Touche Remnant and has over 27 years of investment management experience.

Jenna Barnard, CFA, Deputy Head of Retail Fixed Income, is a Portfolio Manager for the Fund. Ms. Barnard joined Henderson Global Investors in 2002 and has over 11 years of investment management experience.

John Pattullo, Head of Retail Fixed Income, is a Portfolio Manager for the Fund. Mr. Pattullo joined Henderson Global Investors in 1997 and has over 19 years of investment management experience.

Emerging Markets Opportunities Fund

The Fund is managed by a team of Portfolio Managers. Bill McQuaker, the Fund’s lead Portfolio Manager and Asset Allocation Strategist, generally oversees the management of the Fund and specifically oversees the allocation of the Fund’s assets among countries, regions and sectors. Individual members of the team manage the Fund’s investments in specific countries, regions and sectors as outlined below.

Bill McQuaker, Head of Multi-Asset, is the lead Portfolio Manager and Asset Allocation Strategist for the Fund. Mr. McQuaker’s biography is included in the All Asset Fund description above.

Asia - Andrew Beal, Director of Pan Asian Equities, manages the Asia sub-portfolio of the Fund. He joined Henderson Global Investors in 2005 and has over 21 years of investment management experience.

Latin America - Nicholas Cowley, American Equities Fund Manager, manages the Latin American sub-portfolio of the Fund. He joined Henderson Global Investors in 2004 and has over 14 years of investment management experience.

Emerging Europe, Middle East and Africa (“EMEA”) - Stephen Peak, Director of International Equities, manages the EMEA sub-portfolio of the Fund. Mr. Peak began his investment career in 1975 at Norwich Union Insurance Group as a Fund Manager. He joined Touche Remnant in 1986, which was subsequently purchased by Henderson Global Investors in 1992. Mr. Peak has more than 37 years of investment management experience.

European Focus Fund

Stephen Peak, Director of International Equities, is the lead Portfolio Manager for the Fund. Mr. Peak’s biography is included in the Emerging Markets Opportunities Fund description above.

Global Equity Income Fund

Alex Crooke, Director of Value and Income, is the co-lead Portfolio Manager for the Fund. Mr. Crooke’s biography is included in the Dividend & Income Builder Fund description above.

Job Curtis, Head of Value and Income, is the co-lead Portfolio Manager for the Fund. Mr. Curtis’s biography is included in the Dividend & Income Builder Fund description above.

44

Management of the Funds

World Select Fund

Matthew Beesley, Head of Global Equities, is the Portfolio Manager for the Fund. He joined Henderson Global Investors in 2012 and has over 15 years of investment management experience. Prior to joining Henderson Global Investors, Mr. Beesley was a Partner and Portfolio Manager at Trinity Asset Management.

Global Technology Fund

Ian Warmerdam, Director of Technology Investments, is the lead Portfolio Manager for the Fund. He joined Henderson Global Investors in 2001 and has over 16 years of investment management experience. He began his investment career at Scottish Life as a US Equity Investment Analyst.

Stuart O’Gorman, Director of Technology Investments, provides advice on the Fund to Mr. Warmerdam. He joined Henderson Global Investors in 2001 and has over 16 years of investment management experience. Prior to joining Henderson he worked at Scottish Equitable Asset Management as a Fund Manager.

International Opportunities Fund

The Fund is managed by a team of Portfolio Managers. Stephen Peak, Director of International Equities and the Fund’s lead Portfolio Manager, generally oversees the management of the Fund. Individual members of the Team manage the Fund’s investments in specific countries, regions and sectors as outlined below.

Asset Allocation Strategist – Bill McQuaker, Head of Multi-Asset, supports Mr. Peak in the asset allocation of the Fund. Mr. McQuaker’s biography is included in the All Asset Fund description above.

Portfolio Management of the Fund’s Sub-portfolios:

Europe – Stephen Peak, Director of International Equities, manages one of the two European sub-portfolios of the Fund. Mr. Peak’s biography is included in the Emerging Markets Opportunities Fund description above.

Tim Stevenson, Director of Pan European Equities, manages the other European sub-portfolio of the Fund. He joined Henderson Global Investors in 1986 and has more than 29 years of investment management experience. Mr. Stevenson began his investment career at Savory Milln as a European Analyst.

Global Technology – Ian Warmerdam, Director of Technology Investments, co-manages the Global Technology sub-portfolio with Stuart O’Gorman, Director of Technology Investments. The biographies of Mr. Warmerdam and Mr. O’Gorman are included in the Global Technology Fund description above.

Japan — Vincent Musumeci, Portfolio Manager of Japanese Equities, manages the Japan sub-portfolio of the Fund. Mr. Musumeci joined Henderson Global Investors via the 2011 acquisition of Gartmore and has over 13 years of investment management experience.

Latin America — Nicholas Cowley, American Equities Fund Manager, manages the Latin America sub-portfolio of the Fund. Mr. Cowley’s biography is included in the Emerging Market Opportunities Fund description above.

Asia Pacific – Andrew Mattock, Fund Manager, Pan Asian Equities, co-manages the Asia Pacific sub-portfolio with John Crawford, Director of Pacific Asian Equities. Mr. Mattock joined Henderson Global Investors in 1999 and has more than 17 years of experience in the financial industry. Mr. Crawford joined Henderson Global Investors in 1996 and has more than 23 years of investment management experience.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

45

Description of Share Classes

The European Focus, Global Technology and International Opportunities Funds offer Class A, Class B, Class C and Class I shares through this Prospectus. The All Asset, Dividend & Income Builder, Emerging Markets Opportunities, Global Equity Income and World Select Funds offer Class A, Class C and Class I shares through this Prospectus. The International Opportunities Fund also offers Class R shares through this Prospectus.

The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

You are able to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. Here is a summary of the differences among the Classes of shares:

Class A Shares (all Funds)

•	front end sales charge. There are several ways to reduce these sales charges (see “Applicable Sales Charge – Class A Shares” and “Sales Charge Reductions – Class A Shares”)
•	lower annual expenses than Class B, Class C and Class R shares
•	no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment
•	Class A shares pay distribution fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”

Class B Shares (all Funds except All Asset, Dividend & Income Builder, Emerging Markets Opportunities, Global Equity Income and World Select Funds)

•	higher annual expenses than Class A, Class R and Class I shares
•	a CDSC on shares you sell within six years of purchase but CDSC is waived for certain types of redemptions
•	automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses
•
Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

The European Focus, Global Technology and International Opportunities Funds will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of their Funds. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds.

The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

Class C Shares (all Funds)

•	no front end sales charge. All your money goes to work for you right away
•	individual purchase transactions are limited to amounts less than $1,000,000
•	a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter. CDSC is waived for certain types of redemptions
•	shares do not convert to another Class
•	higher annual expenses than Class A, Class R and Class I shares
•
Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000. You and/or your financial adviser are responsible for ensuring that your investment in Class C shares does not exceed those limits. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares to exceed the limits imposed on individual transactions.

46

Description of Share Classes

Class R Shares (International Opportunities Fund only)

•
available for purchase exclusively by investors through employer-sponsored benefit or retirement plans held in plan level or omnibus accounts maintained by the retirement plan administrator or recordkeeper

•	IRA accounts are not eligible for Class R shares
•	no front end sales charge. All your money goes to work for you right away
•	higher annual expenses than Class A and Class I shares; lower annual expenses than Class B and Class C shares
•	no CDSC
•	shares do not convert to another Class
•	Class R shares pay distribution fees up to a maximum of 0.50% of net assets annually

Class I Shares (all Funds)

•	no front end sales charge. All your money goes to work for you right away
•	lower annual expenses than Class A, Class B, Class C and Class R shares
•	no CDSC

Class I Shares are available for purchase by:

•	Endowments, foundations, non-profit organizations, charitable trusts, corporations and high net worth individuals using a trust or custodial platform
•	Public entities, including state, county, city or instrumentality, department authority or thereof
•	Certain financial intermediaries that charge their customers transaction fees with respect to their customer investments in the Funds
•
Investors participating in wrap fee or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers or other financial institutions that have entered into agreements with a Fund or its affiliates for that purpose.

•
Employer-sponsored retirement or benefit plans defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi” trust provided that the plan’s assets are at least $1,000,000 and the shares are held in an omnibus account on the Fund’s records. A Fund or its affiliates may enter into agreements with specific providers of retirement plan service programs that establish a lower threshold for eligibility

•	Other investment companies that have an agreement with a Fund or its affiliates for that purpose
•	Current or former Trustees of the Funds or a member of their immediate family
•	Current and certain former employees of the Adviser or its affiliates or their immediate families

Each investor’s financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

•	how long you expect to own the shares
•	how much you intend to invest
•	total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses
•	whether you qualify for any reduction or waiver of sales charges
•	whether you plan to take any distributions in the near future
•	availability of share Classes
•	how share Classes affect payments to your financial adviser

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. These payments may differ for each fund of Henderson Global Funds, including within the same intermediary and across intermediaries, or within the same fund at the same intermediary. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Funds may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

47

Description of Share Classes

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from a Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	All Funds (except Dividend & Income Builder Fund)			Dividend & Income Builder Fund
	Sales Charge* as Percentage of:		Dealer Reallowance as a	Sales Charge* as Percentage of:		Dealer Reallowance as a
Amount of Purchase	Offering Price	Net Amount Invested	Percentage of the Offering Price	Offering Price	Net Amount Invested	Percentage of the Offering Price
Less than $50,000	5.75%	6.10%	5.00%	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.75%	4.99%	4.50%	4.25%	4.44%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.75%	3.50%	3.63%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.75%	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.20%	2.25%	1.95%	1.50%	1.52%	1.25%
$1,000,000 or more	None **	None **	None ***	None **	None **	None ***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.
***
Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

•
Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds’ custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Reinvested dividends and capital gains will count towards fulfillment of the Letter of Intent.

•
Rights of Accumulation. The value, including reinvested dividends and capital gains, of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart above). For purposes of

48

Description of Share Classes

obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:

•	Individual accounts
•	Joint accounts between the individuals described above
•	Certain fiduciary accounts
•	Single participant retirement plans
•	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the International Opportunities Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase (sales load of each Fund will vary). Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares.

This information is available, free of charge, on the Funds’ website. Please visit www.hendersonglobalinvestors.com (click on the link titled “Sales Charge Information” in the Mutual Funds section). You may also call 866.3Henderson (or 866.343.6337) or consult with your financial adviser.

Sales Charge Waivers – Class A Shares

The Funds will waive the initial sales charge on Class A shares for the following types of purchases:

1.	Dividend reinvestment programs

2.	Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise

3.	Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Henderson Global Fund, provided the reinvestment is made within 180 days of the redemption

4.	Purchase by a unit investment trust registered under the 1940 Act which has shares of a Fund as a principal investment

5.	Purchase by a financial institution purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor

6.
Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent

7.
Purchases of an employer-sponsored retirement or benefit plan defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi trust” provided that there are at least 100 employees eligible to participate in the plan

Employer–sponsored retirement plans that invested in Class A shares without any sales charge before November 30, 2006, and that continue to meet the eligibility requirements in effect as of the date of the initial purchase, may continue to purchase Class A shares without any sales charge

Please note that the Funds or their affiliates may enter into agreements with specific providers of retirement plan service programs, that establish a lower threshold for eligibility

8.
Purchase by employees of an entity with a selling agreement with the Distributor to sell the Funds’ shares and any member of that person’s immediate family (including a spouse, child, step-child, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships)

49

Description of Share Classes

9.	Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3Henderson (or 866.343.6337).

Applicable Sales Charge – Class B Shares

Purchases of Class B shares were not charged an initial sales charge. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under “Contingent Deferred Sales Charge.”

Brokers that initiated and were responsible for purchases of such Class B shares of that Fund may have received a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of the Fund.

Conversion Feature — Class B Shares:

•	Class B shares of a Fund automatically convert to Class A shares of that Fund eight years after you acquired such shares. See the CDSC Aging Schedule under “Contingent Deferred Sales Charge.”

•	After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

•	You will not pay any sales charge or fees when your shares convert into Class A shares of that Fund, nor will the transaction be subject to federal income tax.

•	The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

•
If you exchange Class B shares of one Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.

The Board may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

•	Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

•	Class B shares within six years of purchase

•	Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows:

Years Since Purchase	CDSC
First	5.00%
Second	4.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and thereafter	0.00%

50

Description of Share Classes

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

CDSC Waivers
The Funds will waive the CDSC payable upon redemptions of shares for:

•	death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

•
benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

•
minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	withdrawals under a Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	redemptions initiated by the Funds

•	redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper.

CDSC Aging Schedule
As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Conversion Feature
You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain eligibility requirements are met. Your shares may be automatically converted under certain circumstances. Generally, Class B and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares of a Fund may be converted to Class A shares of the same Fund or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

51

Description of Share Classes

Distribution and Service Fees

The Funds have adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of a Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

•	Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

•	Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

•	Class R shares pay a 12b-1 fee at the annual rate of 0.50% of the average daily net assets of the Fund.

In the case of Class B and Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing sales commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares.

52

How to Purchase, Exchange and Redeem Shares

You may purchase, exchange and redeem Class A, Class C, Class R and Class I shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” The Funds reserve the right to modify the following policies at any time and to reject any investment for any reason.

The European Focus, Global Technology and International Opportunities Funds do not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of their Funds. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds. Class B shares and exchanges of such shares are subject to the applicable minimums below.

The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

How to Purchase and Redeem Class R Shares

Class R share participants in retirement plans must contact the plan’s administrator to purchase or redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

How to Purchase Class A, Class C and Class I Shares

Initial Purchase

Investment Minimums for Class A, Class B, Class C and Class R shares (per Fund):

	Minimum to Open	Minimum
Type of Account	an Account	Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Investment Minimums for Class I Shares:

Please contact your individual consultant, financial intermediary, plan administrator or third party record-keeper for minimum investment requirements.

Except as noted below, the Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Fund’s investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Funds and current and former employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

53

How to Purchase, Exchange and Redeem Shares

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Fund’s share Class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks as well as factors listed under “Description of Share Classes” to determine which Fund and share Class is most appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

•	Financial Adviser or Financial Intermediary. You can establish an account by having your financial adviser or financial intermediary process your purchase.

•	Complete the Application. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

•	Telephone Exchange Plan. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

•
Wire. Call 866.3Henderson (or 866.343.6337) to arrange for this transaction:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA 02110
ABA # 0110-0002-8
Attn: Henderson Global Funds
Deposit DDA #9905-541-0
FBO: (please specify the Fund name, account
number and name(s) on account);

Generally, you must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. Under limited circumstances, the Funds reserve the right to sell shares to persons residing outside the US and its territories. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

•	Account Registration
•	Dealer Number
•	Branch and Rep Number
•	Dealer Account Number (BIN)
•	Matrix level
•	Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Funds do not accept foreign correspondent or foreign private banking accounts.

54

How to Purchase, Exchange and Redeem Shares

Cost Basis Reporting

Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares. If you acquire and hold shares directly through the Henderson Global Funds and not through a Financial Intermediary, the Funds will use a default average cost basis methodology for tracking and reporting your cost basis on post effective date shares, unless you request, in writing, another cost basis reporting methodology.

Please note that if you elect to change your cost basis method to or from average cost the request must be in writing.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Adding to Your Account

There are several easy ways you can make additional investments to any Fund in your account:

•	ask your financial adviser or financial intermediary to purchase shares on your behalf

•	send a check with the returnable portion of your statement

•	wire additional investments through your bank using the wire instructions as detailed above

•
authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request

•	exchange shares from another Henderson Global Fund

•	through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details)

How to Exchange Shares

You can exchange your shares for shares of the same Class of other Funds at NAV by having your financial adviser or financial intermediary process your exchange request or by contacting shareholder services directly.

Please note that a share exchange is a taxable event for federal income tax purposes.

To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser or financial intermediary for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Henderson Money Market Fund no longer accepts new or subsequent investments, as well as exchanges into the Fund.

You can exchange your shares of the Henderson Money Market Fund for shares of the same Class of other Henderson Global Funds on any day when both the New York Stock Exchange (NYSE) and the Federal Reserve Bank are open. The Federal Reserve Bank is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to exchange shares of the Henderson Money Market Fund because the Federal Funds wiring does not occur on these holidays.

How to Redeem Shares

You may redeem your shares either by having your financial adviser or financial intermediary process your redemption or by contacting shareholder services directly. A Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. “Good order” means shareholder services has received a letter with the name of your Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

55

How to Purchase, Exchange and Redeem Shares

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, a Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Redeeming Through Your Financial Adviser or Financial Intermediary

You can request your financial adviser or financial intermediary to process a redemption on your behalf. Your financial adviser or financial intermediary will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

Redeeming Directly Through Shareholder Services

•
By Telephone. You can call shareholder services at 866.3Henderson (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

•	By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

Regular Mail
Henderson Global Funds PO Box 8391 Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services c/o Henderson Global Funds 30 Dan Road Canton, MA 02021-2809 866.3Henderson (or 866.343.6337)

•
By Wire and/or ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Signature Guarantee / Additional Documentation

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

•	You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

•	You want to redeem more than $200,000 in shares

•	You want your redemption check mailed to an address other than the address on your account registration

•	Your address of record was changed within the past 30 days

•	You want to redeem shares, and you instruct a Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

•
Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

•	You want the check made payable to someone other than the account owner

Other Considerations

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain

56

How to Purchase, Exchange and Redeem Shares

personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

Anti-Money Laundering Laws.The Funds are required to comply with certain federal anti-money laundering laws and regulations. The Funds may be required to “freeze” the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Funds may be required to transfer the account or the proceeds of the account to a government agency.

Frequent Purchases and Redemptions of Fund Shares.The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. In certain instances, intermediaries may be unable to implement these policies or, may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under “Other Considerations—Right to Reject or Restrict Purchase and Exchange Orders,” the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to a Fund and its shareholders, the Fund may, at its sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Funds’ Board has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Funds include: reviewing significant or unusual transactions or patterns of activity and fair valuing a Fund’s investments when appropriate (see “Other Information – Pricing of Fund Shares” below). Pursuant to these policies, if an investor (through one or more accounts) makes more than one “material round-trip” in any 90 day period, their future buy orders, including exchange buy orders, may be rejected.

For these purposes, a “round trip” is defined as a purchase or exchange into a Fund followed by a sale or exchange out of the same Fund, or a sale or exchange out of a Fund followed by a purchase or exchange into the same Fund effected within 30 days. A “material” round trip is one that is deemed by the Funds to be material in terms of its amount or its potential detrimental impact on a Fund.

The following transactions generally are exempt from the market timing and excessive trading policy described above because the Funds believe they generally do not raise market timing or excessive trading concerns:

•
Transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividend or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

•
Transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•	Transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in model portfolio.

•	Transactions by registered investment companies that invest in the Funds using a “fund-of-funds” structure.

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How to Purchase, Exchange and Redeem Shares

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders in making any such judgments.

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

You are permitted to make exchanges between shares of any class of a Fund with shares of the same class of another Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A, Class B and Class C shares that you have redeemed within the past 180 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your investment. For purposes of determining the amount eligible for reinstatement, the shares will be valued at either the public offering price originally paid or the NAV on the date of redemption, whichever is higher. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

Certain Advisors or Financial Intermediaries may impose conditions that differ from those described above or may apply different criteria for determining the amount eligible for reinstatement. Please consult with your Financial Advisor for further information.

In-Kind Distributions. The Funds reserve the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Funds have elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund’s net assets, whichever is less.

58

Investor Services and Programs

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

•	Dividend and net capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

•	Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the same Fund

•	Dividend and net capital gain distributions in cash

•	Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice

•	Dividends and distributions earned by Class R share participants in retirement plans will be automatically reinvested in additional shares of the same Fund.

As a shareholder of a Fund, you have available to you a number of services and investment programs.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See “Other Information- Distributions-Undeliverable Distributions.” Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Purchase and Redemption Programs

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B, Class C and Class I shares, without extra charge.

Automatic Investment Plan (Class A, C and I Shares only).You  can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Fund for shares of the same Class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

Systematic Withdrawal Plan. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the payment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.

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Other Information

Pricing of Fund Shares

The price of each Class of a Fund’s shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of a Fund’s NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Funds’ fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board of Trustees has adopted procedures for valuing the Funds’ securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Funds at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

•	shareholder services’ close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

•	the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Funds do not price their shares. Therefore, the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

Distributions

Each Fund (except the Global Equity Income Fund and the Dividend & Income Builder Fund) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually. The Global Equity Income Fund intends to declare dividends of all or a portion of its net investment income monthly to shareholders. The Dividend & Income Builder Fund intends to declare dividends of all or a portion of its net investment income quarterly to shareholders. Dividends and distributions may be payable in cash or additional shares, with the option to receive cash in lieu of the shares. A Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed

60

Other Information

income in addition to net investment income earned in other periods in order to permit a Fund to maintain a more stable level of distributions. As a result, the dividend paid by a Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by a Fund during such period. A Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, a Fund is required to distribute substantially all of its net investment income each year. All or substantially all realized net capital gains, if any, will be distributed to a Fund’s shareholders at least annually. While a Fund will attempt to maintain a stable level of distributions, a Fund will still attempt to comply with Subchapter M of the Code.

See “Investor Services and Programs — Distribution Options” for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Funds, in shares of another Henderson Global Fund or received in cash.

Undeliverable Distributions

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as “undeliverable” or remains uncashed for six months, a Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

Federal Income Tax Considerations

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in a Fund may have on your particular tax situation.

Taxability of Distributions.As long as a Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class B, Class C and Class I shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions they receive from a Fund, whether they take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. Unless Congress enacts legislation providing otherwise, the maximum long-term capital gain rate for non-corporate investors will increase to 20% for taxable years beginning after December 31, 2012. For taxable years beginning on or before December 31, 2012, distributions designated as “qualified dividend income” are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Unless extended by future legislation, the favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2012. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you every year details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as qualified dividend income.

Dividends and distributions on shares held in a qualified retirement plan will generally not be subject to current federal income taxation. Distributions to you from a qualified tax-deferred retirement plan, however, will generally be subject to federal income tax and possibly federal withholding tax. Please consult with your Plan Administrator regarding the tax status of your retirement plan.

Fund distributions will reduce a Fund’s NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

A Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to

61

Other Information

certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under “Fund Summaries-Principal Risks of Investing in the Fund,” high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net short-term capital gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

Withholding.Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% (31% for amounts paid after December 31, 2012) on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, a Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds’ Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions.When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of a Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

Unique Nature of Funds

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by the Funds’ portfolio managers. While a Fund may have many similarities to these other funds, its investment performance will differ from the other funds’ investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

Provision of Annual and Semi-Annual Reports and Prospectus

The Funds produce financial reports every six months and update the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Funds’ annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Funds’ records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm’s report, along with each Fund’s financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337). The Dividend & Income Builder Fund commenced operations on August 1, 2012, therefore no financial highlights are shown for the Fund.

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
All Asset Fund
Class A
Period Ended 7/31/2012(a)	$10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Period Ended 7/31/2012(a)	$10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Period Ended 7/31/2012(a)	$10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00

Emerging Markets
Opportunities Fund
Class A
Year Ended 7/31/12	$9.74	(0.02)	(1.62)	(1.64)	(0.13)	0.00	(0.13)
Period Ended 7/31/11(a)	10.00	0.00 *	(0.26)	(0.26)	0.00	0.00	0.00

Class C
Year Ended 7/31/12	$9.70	(0.09)	(1.60)	(1.69)	(0.12)	0.00	(0.12)
Period Ended 7/31/11(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	0.00

Class I
Year Ended 7/31/12	$9.75	(0.00)*	(1.62)	(1.62)	(0.15)	0.00	(0.15)
Period Ended 7/31/11(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	0.00

(a)	The All Asset Fund commenced operations on March 30, 2012 and the Emerging Markets Opportunities Fund commenced operations on December 31, 2010.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

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Financial Highlights

			Ratios to average net assets:
Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

$9.93	(0.70)%	$5,740	0.85%	0.43%	2.13%	7%

$9.91	(0.90)%	$1,013	1.60%	(0.24)%	4.49%	7%

$9.94	(0.60)%	$28,875	0.60%	0.52%	1.41%	7%

$7.97	(16.70)%	$7,011	1.79%	(0.25)%	2.51%	110%
9.74	(2.60)	15,841	1.79	0.04	3.97	35

$7.89	(17.31)%	$2,305	2.54%	(1.08)%	3.23%	110%
9.70	(3.00)	1,384	2.54	(1.06)	4.72	35

$7.98	(16.49)%	$7,724	1.54%	(0.06)%	2.16%	110%
9.75	(2.50)	3,382	1.54	(0.26)	3.72	35

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Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
European Focus Fund
Class A
Year Ended 7/31/12	$29.07	0.30	(5.71)	(5.41)	(1.22)	0.00	(1.22)
Year Ended 7/31/11	23.90	0.07	5.89	5.96	(0.79)	0.00	(0.79)
Year Ended 7/31/10	20.32	(0.03)	4.31	4.28	(0.70)	0.00	(0.70)
Year Ended 7/31/09	28.57	0.26	(6.20)	(5.94)	(0.60)	(1.71)	(2.31)
Year Ended 7/31/08	37.04	0.28	(4.64)	(4.36)	(0.87)	(3.25)	(4.12)

Class B
Year Ended 7/31/12	$27.51	0.09	(5.37)	(5.28)	(0.98)	0.00	(0.98)
Year Ended 7/31/11	22.65	(0.16)	5.62	5.46	(0.60)	0.00	(0.60)
Year Ended 7/31/10	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/09	27.17	0.10	(5.83)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/08	35.46	0.04	(4.43)	(4.39)	(0.66)	(3.25)	(3.91)

Class C
Year Ended 7/31/12	$27.50	0.10	(5.37)	(5.27)	(0.98)	0.00	(0.98)
Year Ended 7/31/11	22.65	(0.15)	5.60	5.45	(0.60)	0.00	(0.60)
Year Ended 7/31/10	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/09	27.17	0.12	(5.85)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/08	35.46	0.03	(4.42)	(4.39)	(0.66)	(3.25)	(3.91)

Class I
Year Ended 7/31/12	$29.10	0.39	(5.73)	(5.34)	(1.30)	0.00	(1.30)
Year Ended 7/31/11	23.92	0.16	5.88	6.04	(0.86)	0.00	(0.86)
Year Ended 7/31/10	20.34	0.04	4.30	4.34	(0.76)	0.00	(0.76)
Period Ended 7/31/09(a)	13.35	0.05	6.94	6.99	0.00	0.00	0.00

(a)	The European Focus Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

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Financial Highlights

				Ratios to average net assets:
Redemption fees	Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A	$22.44	(18.32)%	$236,974	1.53%	1.24%	1.53%	69%
N/A	29.07	25.08	332,755	1.54	0.25	1.54	67
0.00*	23.90	20.97	253,421	1.61	(0.14)	1.61	86
0.00*	20.32	(14.12)	299,183	1.72	1.52	1.72	51
0.01	28.57	(13.28)	719,752	1.46	0.85	1.49	70

N/A	$21.25	(18.97)%	$19,728	2.36%	0.38%	2.36%	69%
N/A	27.51	24.18	34,561	2.29	(0.58)	2.29	67
0.00*	22.65	20.07	31,989	2.36	(0.88)	2.36	86
0.00*	19.33	(14.75)	31,555	2.47	0.64	2.47	51
0.01	27.17	(13.92)	50,949	2.21	0.11	2.24	70

N/A	$21.25	(18.94)%	$88,015	2.32%	0.45%	2.32%	69%
N/A	27.50	24.13	132,641	2.29	(0.56)	2.29	67
0.00*	22.65	20.07	115,197	2.36	(0.88)	2.36	86
0.00*	19.33	(14.75)	114,401	2.47	0.72	2.47	51
0.01	27.17	(13.92)	250,126	2.21	0.10	2.24	70

N/A	$22.46	(18.04)%	$120,392	1.21%	1.65%	1.21%	69%
N/A	29.10	25.40	129,452	1.29	0.57	1.29	67
0.00*	23.92	21.30	73,412	1.36	0.19	1.36	86
0.00	20.34	52.36	8,954	1.60	0.78	1.60	51

67

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Global Equity Income Fund
Class A
Year Ended 7/31/12	$7.45	0.48	(0.39)	0.09	(0.48)	0.00	(0.48)
Year Ended 7/31/11	6.99	0.46	0.51	0.97	(0.51)	0.00	(0.51)
Year Ended 7/31/10	7.11	0.57	(0.17)	0.40	(0.52)	0.00	(0.52)
Year Ended 7/31/09	8.85	0.58	(1.77)	(1.19)	(0.55)	0.00	(0.55)
Year Ended 7/31/08	10.65	0.89	(1.88)	(0.99)	(0.78)	(0.03)	(0.81)

Class C
Year Ended 7/31/12	$7.42	0.43	(0.39)	0.04	(0.43)	0.00	(0.43)
Year Ended 7/31/11	6.96	0.40	0.52	0.92	(0.46)	0.00	(0.46)
Year Ended 7/31/10	7.08	0.52	(0.17)	0.35	(0.47)	0.00	(0.47)
Year Ended 7/31/09	8.82	0.51	(1.76)	(1.25)	(0.49)	0.00	(0.49)
Year Ended 7/31/08	10.62	0.82	(1.88)	(1.06)	(0.71)	(0.03)	(0.74)

Class I
Year Ended 7/31/12	$7.46	0.51	(0.40)	0.11	(0.50)	0.00	(0.50)
Year Ended 7/31/11	6.99	0.48	0.52	1.00	(0.53)	0.00	(0.53)
Year Ended 7/31/10	7.12	0.62	(0.21)	0.41	(0.54)	0.00	(0.54)
Period Ended 7/31/09(a)	6.08	0.32	1.00	1.32	(0.28)	0.00	(0.28)

(a)
The Global Equity Income Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011. The World Select Fund Class I commenced operations on May 31, 2011.

(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

68

Financial Highlights

				Ratios to average net assets:
Redemption fees	Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A	$7.06	1.59%	$467,318	1.29%	6.97%	1.29%	108%
N/A	7.45	14.13	489,400	1.32	6.18	1.32	127
0.00*	6.99	5.76	351,445	1.36	7.89	1.37	174
0.00*	7.11	(12.93)	186,248	1.40	8.45	1.50	155
0.00*	8.85	(9.99)	189,490	1.40	8.83	1.44	155

N/A	$7.03	0.82%	$363,751	2.05%	6.21%	2.05%	108%
N/A	7.42	13.35	363,455	2.07	5.36	2.07	127
0.00*	6.96	5.01	274,571	2.11	7.17	2.12	174
0.00*	7.08	(13.64)	131,990	2.15	7.40	2.25	155
0.00	8.82	(10.66)	166,946	2.15	8.12	2.19	155

N/A	$7.07	1.87%	$332,048	1.01%	7.38%	1.01%	108%
N/A	7.46	14.55	198,216	1.07	6.35	1.07	127
0.00	6.99	5.87	92,146	1.11	8.60	1.12	174
0.00	7.12	22.03	9,119	1.15	13.83	1.32	155

69

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital	Total distributions
Global Technology
Fund
Class A
Year Ended 7/31/12	$20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	0.00	0.00
Year Ended 7/31/11	16.10	(0.08)	4.53	4.45	0.00	0.00	0.00	0.00
Year Ended 7/31/10	13.32	(0.17)	2.95	2.78	0.00	0.00	0.00	0.00
Year Ended 7/31/09	13.88	(0.09)	(0.47)	(0.56)	0.00	0.00	0.00	0.00
Year Ended 7/31/08	16.43	(0.13)	(2.15)	(2.28)	0.00	(0.18)	(0.09)	(0.27)

Class B
Year Ended 7/31/12	$19.13	(0.29)	(0.66)	(0.95)	0.00	0.00	0.00	0.00
Year Ended 7/31/11	15.10	(0.22)	4.25	4.03	0.00	0.00	0.00	0.00
Year Ended 7/31/10	12.59	(0.27)	2.78	2.51	0.00	0.00	0.00	0.00
Year Ended 7/31/09	13.22	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/08	15.77	(0.23)	(2.06)	(2.29)	0.00	(0.18)	(0.09)	(0.27)

Class C
Year Ended 7/31/12	$19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	0.00	0.00
Year Ended 7/31/11	15.06	(0.22)	4.24	4.02	0.00	0.00	0.00	0.00
Year Ended 7/31/10	12.56	(0.27)	2.77	2.50	0.00	0.00	0.00	0.00
Year Ended 7/31/09	13.19	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/08	15.73	(0.23)	(2.04)	(2.27)	0.00	(0.18)	(0.09)	(0.27)

Class I
Year Ended 7/31/12	$20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	0.00	0.00
Year Ended 7/31/11	16.16	(0.02)	4.54	4.52	0.00	0.00	0.00	0.00
Year Ended 7/31/10	13.34	(0.13)	2.95	2.82	0.00	0.00	0.00	0.00
Period Ended 7/31/09(a)	9.94	(0.03)	3.43	3.40	0.00	0.00	0.00	0.00

(a)	The Global Technology Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

70

Financial Highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$19.69	(4.18)%	$156,948	1.50%	(0.75)%	1.50%	113%
N/A		20.55	27.64	191,623	1.55	(0.42)	1.55	93
0.00	*	16.10	20.87	116,903	1.64	(1.07)	1.64	76
0.00	*	13.32	(4.03)	71,472	1.81	(0.83)	1.81	160
0.00	*	13.88	(14.22)	123,129	1.57	(0.80)	1.57	196

N/A		$18.18	(4.97)%	$9,751	2.36%	(1.62)%	2.36%	113%
N/A		19.13	26.69	11,821	2.30	(1.19)	2.30	93
0.00	*	15.10	19.94	9,283	2.39	(1.82)	2.39	76
0.00	*	12.59	(4.77)	5,994	2.56	(1.65)	2.56	160
0.01		13.22	(14.82)	7,465	2.32	(1.52)	2.32	196

N/A		$18.15	(4.87)%	$69,286	2.29%	(1.54)%	2.29%	113%
N/A		19.08	26.69	79,228	2.30	(1.17)	2.30	93
0.00	*	15.06	19.90	53,793	2.39	(1.82)	2.39	76
0.00	*	12.56	(4.78)	39,330	2.56	(1.61)	2.56	160
0.00	*	13.19	(14.79)	61,795	2.32	(1.52)	2.32	196

N/A		$19.88	(3.87)%	$61,492	1.23%	(0.47)%	1.23%	113%
N/A		20.68	27.97	52,351	1.30	(0.12)	1.30	93
0.00	*	16.16	21.14	18,810	1.39	(0.82)	1.39	76
0.00		13.34	34.21	2,914	1.71	(0.74)	1.71	160

71

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
International Opportunities
Fund
Class A
Year Ended 7/31/2012	$21.77	0.15	(2.59)	(2.44)	(0.11)	0.00	(0.11)
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	0.00	(0.14)
Year Ended 7/31/2010	18.87	0.16	0.14	0.30	(0.07)	0.00	(0.07)
Year Ended 7/31/2009	22.11	0.25	(3.20)	(2.95)	(0.20)	(0.09)	(0.29)
Year Ended 7/31/2008	26.91	0.19	(2.63)	(2.44)	0.00	(2.36)	(2.36)

Class B
Year Ended 7/31/2012	$20.58	(0.01)	(2.44)	(2.45)	0.00	0.00	0.00
Year Ended 7/31/2011	18.07	(0.03)	2.54	2.51	0.00	0.00	0.00
Year Ended 7/31/2010	17.92	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	21.00	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.85	(0.02)	(2.47)	(2.49)	0.00	(2.36)	(2.36)

Class C
Year Ended 7/31/2012	$20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	0.00
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	0.00
Year Ended 7/31/2010	17.91	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	20.99	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.83	(0.01)	(2.47)	(2.48)	0.00	(2.36)	(2.36)

Class I
Year Ended 7/31/2012	$21.83	0.21	(2.61)	(2.40)	(0.18)	0.00	(0.18)
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	0.00	(0.19)
Year Ended 7/31/2010	18.89	0.22	0.15	0.37	(0.10)	0.00	(0.10)
Period Ended 7/31/2009(a)	13.96	0.11	4.82	4.93	0.00	0.00	0.00

Class R
Year Ended 7/31/2012	$21.50	0.08	(2.58)	(2.50)	(0.07)	0.00	(0.07)
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	0.00	(0.11)
Year Ended 7/31/2010	18.70	0.14	0.12	0.26	(0.08)	0.00	(0.08)
Year Ended 7/31/2009	21.94	0.19	(3.16)	(2.97)	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2008	26.78	0.15	(2.63)	(2.48)	0.00	(2.36)	(2.36)

World Select Fund
Class A
Year Ended 7/31/12	$10.14	0.01	(0.25)	(0.24)	0.00	0.00	0.00
Year Ended 7/31/11	8.71	0.02	1.41	1.43	0.00	0.00	0.00
Year Ended 7/31/10	7.88	(0.06)	0.89	0.83	0.00	0.00	0.00
Year Ended 7/31/09	10.00	0.02	(2.10)	(2.08)	(0.04)	0.00	(0.04)
Year Ended 7/31/08	11.41	0.08	(1.39)	(1.31)	(0.04)	(0.06)	(0.10)

Class C
Year Ended 7/31/12	$10.02	(0.07)	(0.24)	(0.31)	0.00	0.00	0.00
Year Ended 7/31/11	8.67	(0.06)	1.41	1.35	0.00	0.00	0.00
Year Ended 7/31/10	7.90	(0.13)	0.90	0.77	0.00	0.00	0.00
Year Ended 7/31/09	10.07	(0.03)	(2.13)	(2.16)	(0.01)	0.00	(0.01)
Year Ended 7/31/08	11.53	(0.01)	(1.39)	(1.40)	0.00	(0.06)	(0.06)

Class I
Year Ended 7/31/12	$10.16	0.03	(0.25)	(0.22)	0.00	0.00	0.00
Period Ended 7/31/11(a)	10.50	(0.01)	(0.33)	(0.34)	0.00	0.00	0.00

(a)	The International Opportunities Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

72

Financial Highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$19.22	(11.17)%	$1,263,648	1.47%	0.78%	1.47%	45%
N/A		21.77	14.71	1,950,064	1.44	0.62	1.44	64
0.00	*	19.10	1.59	2,097,217	1.48	0.81	1.48	52
0.00	*	18.87	(12.86)	2,036,371	1.61	1.52	1.61	66
0.00	*	22.11	(10.54)	2,811,488	1.45	0.75	1.45	83

N/A		$18.13	(11.90)%	$48,771	2.32%	(0.07)%	2.32%	45%
N/A		20.58	13.89	79,091	2.19	(0.14)	2.19	64
0.00	*	18.07	0.84	84,619	2.23	0.03	2.23	52
0.00	*	17.92	(13.55)	91,697	2.36	0.77	2.36	66
0.00	*	21.00	(11.20)	126,231	2.20	(0.08)	2.20	83

N/A		$18.12	(11.87)%	$416,582	2.29%	(0.02)%	2.29%	45%
N/A		20.56	13.84	639,252	2.19	(0.15)	2.19	64
0.00	*	18.06	0.84	706,332	2.23	0.04	2.23	52
0.00	*	17.91	(13.55)	713,020	2.36	0.78	2.36	66
0.00	*	20.99	(11.17)	1,155,137	2.20	(0.06)	2.20	83

N/A		$19.25	(10.93)%	$656,313	1.20%	1.09%	1.20%	45%
N/A		21.83	14.96	797,316	1.19	0.87	1.19	64
0.00	*	19.16	1.92	555,653	1.23	1.12	1.23	52
0.00	*	18.89	35.32	86,447	1.43	1.98	1.43	66

N/A		$18.93	(11.60)%	$6,454	1.94%	0.42%	1.94%	45%
N/A		21.50	14.45	7,258	1.69	0.44	1.69	64
0.00	*	18.88	1.35	7,288	1.73	0.73	1.73	52
0.00	*	18.70	(13.10)	3,093	1.86	1.18	1.86	66
0.00	*	21.94	(10.75)	2,053	1.70	0.61	1.70	83

N/A		$9.90	(2.37)%	$7,125	1.40%	0.06%	2.09%	83%
N/A		10.14	16.42	8,010	1.87	0.16	2.26	63
0.00	*	8.71	10.53	8,479	1.95	(0.71)	2.27	67
0.00	*	7.88	(20.73)	6,329	1.95	0.25	2.74	234
0.00	*	10.00	(11.67)	12,291	1.95	0.74	3.12	135

N/A		$9.71	(3.09)%	$5,794	2.15%	(0.70)%	2.84%	83%
N/A		10.02	15.57	6,600	2.62	(0.60)	3.01	63
0.00	*	8.67	9.75	7,079	2.70	(1.46)	3.02	67
0.00	*	7.90	(21.41)	6,988	2.70	(0.37)	3.49	234
0.00	*	10.07	(12.26)	5,282	2.70	(0.06)	4.01	135

N/A		$9.94	(2.17)%	$1,043	1.15%	0.31%	1.80%	83%
N/A		10.16	(3.23)	1,071	1.15%	(0.62)	2.01	63

73

More information about the Funds is available free upon request, including the following:

Annual/Semi-Annual Reports

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. Additional information about the Funds’ investments is available in the Funds’ semi-annual and annual reports. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information

Provides more details about each Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

To Obtain Information:

By telephone
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services.

By mail
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

By overnight delivery to
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

On the Internet
You may also find more information about the Funds on the Internet at: http://www.hendersonglobalinvestors.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Funds and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

By mail
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

By electronic request
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

In person
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

Via the internet
on the EDGAR Database at http://www.sec.gov

SEC file number: 811-10399

74

Prospectus
April 30, 2012, as supplemented December 29, 2012

HFAAX
Class A Shares

HFABX
Class B Shares

HFACX
Class C Shares

HFAIX
Class I Shares

Henderson Strategic Income Fund				April 30, 2012, as supplemented
December 29, 2012

Class A Shares |	Class B Shares |	Class C Shares |	Class I Shares
HFAAX	HFABX	HFACX	HFAIX
Prospectus

The Henderson Strategic Income Fund’s investment objective is to seek total return through current income and capital appreciation.

As with all mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Fund Summary	2
Additional Information about Investment Strategies and Risks	6
Management of the Fund	9
Description of Share Classes.	10
How to Purchase, Exchange and Redeem Shares	17
Investor Services and Programs	23
Other Information	24
Financial Highlights	28
Additional Information	32

1

Fund Summary – Strategic Income Fund

Investment Objective

The Fund’s investment objective is to seek total return through current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages [12-13] of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page [53] of the Statement of Additional Information.

Shareholders fees	Class A	Class B	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)	None(a)	5.00%(b)	1.00%(c)	None

Annual fund operating expenses (expenses you pay each year	Class A	Class B	Class C	Class I
as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees (d)	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.61%	0.63%	0.62%	0.69%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.42%	2.19%	2.18%	1.25%
Fee Waiver and/or Expense Reimbursement (e)	0.31%	0.33%	0.32%	0.39%
Total Annual Fund Operating Expenses After Fee Waiver
and/or Expense Reimbursement	1.11%	1.86%	1.86%	0.86%

(a)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.
(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(d)	Effective June 1, 2011, the management fees changed.
(e)	The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets. The Fund’s
Expense Limitation Agreement shall terminate upon the earlier of the termination of the Advisory Agreement or July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. The expense example also reflects the conversion of Class B shares to Class A shares after 8 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$583	$811	$1,058	$1,840
Class B	589	885	1,107	2,060
Class C	289	585	1,007	2,258
Class I	88	275	478	1,163

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$583	$811	$1,058	$1,840
Class B	189	585	1,007	2,060
Class C	189	585	1,007	2,258
Class I	88	275	478	1,163

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

2

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities (including lower-quality securities or “junk bonds”) including foreign investment grade debt (including developed market government bonds), emerging market debt, international and domestic high yield debt, US investment grade corporate debt, US government debt securities and Floating Rate Notes (“FRNs”). The Fund may also invest in dividend-paying equity securities of companies domiciled in the US or abroad. The managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the managers intend to invest at least 40% of the Fund’s net assets outside of the United States and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met:

•	the company is organized in or its primary business office or principal trading market of its equity are located in the country

•	a plurality of the company’s assets are located in the country

•	a plurality of the company’s revenues are derived from the country

The managers use a process that combines a bottom-up approach to individual security selection rooted in thorough independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.

In their bottom-up approach, the managers use both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer’s:

•	experience and managerial strength

•	debt service capability

•	operating outlook

•	sensitivity to economic conditions

•	current financial condition

•	liquidity and access to capital

•	asset protection

•	structural issues

•	covenant protection

•	equity sponsorship

The managers perform credit analysis and meet with prospective and purchased debt issuers. They also work closely with a team of analysts to search for the most appropriate securities to include in the Fund’s portfolio.

Sector, regional and industry allocations are evaluated within a broader economic and market context and involve:

•	evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix

•	evaluation of country and regional economic environment to support country allocation decisions

•	analysis of industry weightings including stability and growth of industries, cash flows and/or positive equity momentum

The Fund will generally consider selling a security when, in the managers’ opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the managers’ opinion, a superior investment opportunity arises.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33 1 / 3 % of its total assets, including the amount borrowed.

Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, high yield securities, US Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt, private placements and FRNs. The Fund has no specific range with respect to the duration of the fixed income securities it may invest in. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect your investment include:

•
High Yield Securities Risk. High yield securities (sometimes referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

3

•
Credit/Default Risk. Credit risk is the risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Market Risk. The risk that deteriorating market conditions might cause a general weakness in the market that reduces the overall value of debt securities in the market. Developments in a particular class of debt securities or the stock market could also adversely affect the Fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the Fund emphasizes debt securities from any given industry, it could be hurt if that industry does not do well. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal and interest payments when due than an investment grade issuer. The prices of high yield securities are generally more volatile and sensitive to actual or perceived negative economic developments than investment grade securities. The Fund may also invest in equity securities. Equity investments, such as common stocks, are subject to greater fluctuations in market value than other asset classes as a result of factors such as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

•
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the Fund’s income.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Liquidity Risk. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

•
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, a lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) are not liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments will involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains, which could adversely affect the after tax return on your investment in the Fund. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

•
Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

4

During the eight-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 24.81% and (24.95)% for the quarters ended June 30, 2009 and December 31, 2008, respectively.

Average Annual Total Returns for periods ended December 31, 2011(a)	1 Year	5 Years	Since Inception
(including maximum sales charges)%		%	%
CLASS A (Inception 9/30/03)
Return Before Taxes	(4.70)	0.06	4.02
Return After Taxes on Distributions	(6.32)	(1.59)	2.08
Return After Taxes on Distributions and Sale of Fund Shares	(2.98)	(0.88)	2.32
CLASS B (Inception 9/30/03)
Return Before Taxes	(4.69)	0.14	3.92
CLASS C (Inception 9/30/03)
Return Before Taxes	(0.80)	0.19	3.81
CLASS I (Inception 4/29/11)
Return Before Taxes	0.12	1.05	4.64
Barclays Capital Global Aggregate Bond Index [ex US MBS]
(reflects no deductions for fees, expenses or taxes)	5.56	6.42	5.74
50% Merrill Lynch Global High Yield Index (USD Hedged)/
50% Merrill Lynch Global Broad Market Corporate Index (USD Hedged)
(reflects no deductions for fees, expenses or taxes)	4.13	6.58	6.75

(a)	The performance for Class I shares for the period prior to April 29, 2011 is based on the performance of Class A shares. Performance for
Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management.
Class I shares are not subject to a front-end sales charge or distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	John Pattullo, Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

•	Jenna Barnard, CFA, Deputy Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Additional Information about Investment Strategies and Risks

Investment Strategies

Please see the section entitled “Principal Investment Strategies” in the “Fund Summary” above, for a complete discussion of the Fund’s principal investment strategies.

Temporary Defensive Investments. As a temporary measure for defensive purposes, the Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to the Fund’s primary investments when the managers believe it is advisable to do so, to meet anticipated levels of redemption or when adverse market, economic or political conditions exist. The Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Fund’s ability to meet its investment objective.

Investment Risks

Please see the section entitled “Principal Investment Risks” in the “Fund Summary” above, for a complete discussion of the Fund’s principal investment risks.

•
Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers’ assessment of the prospects for a company’s earnings growth is wrong, or if the managers’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the managers have placed on it.

Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the managers have placed on it.

•	Foreign Investments. Foreign investments involve special risks, including:

•
Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the US dollar. Foreign currencies may be affected by foreign tax laws, governmental administration or monetary policies, trading and relations between nations. Foreign currencies are also subject to settlement, custodial and other operational risks.

•
Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases. In addition, emerging market countries lack the social, political and economic stability of developed countries, which may affect the value and liquidity of the Fund’s investments. Examples of events that may affect values are disruptions due to work stoppages, extended closings of stock markets, governmental actions and armed conflicts.

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Additional Information about Investment Strategies and Risks

•
Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

•
Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US In addition, the laws of emerging market countries relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the US.

•
Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, the managers may at times find it difficult to value the Fund’s foreign investments.

•
Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve greater risk of loss and trading improprieties, delays in payment, delivery or recovery of money or investments, which could affect the liquidity of the Fund’s assets.

•
Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

•
Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to the Fund’s foreign investments, as described in the statement of additional information (SAI).

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded on foreign exchanges and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

•
Defensive Investment Strategies. The Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) as described on the previous page. To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund’s defensive investment position may not be effective in protecting its value.

•
Securities Loans. The Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), with a view to realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Fund may also call such loans in order to sell the securities involved.

•
Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or

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Additional Information about Investment Strategies and Risks negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

In addition, certain Henderson funds-of-funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest in cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

•
REIT Risk. The Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Fund from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.

•	Inflation Risk. The risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money.

•
Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio’s current earnings rate.

•
Zero-Coupon Bonds Risk. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment.

•
Overweighting in Certain Market Sectors Risk. The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund’s net asset value.

Changes in Policies and Additional Information

Changes in Policies. The Fund’s Board of Trustees (“Board”) may change the Fund’s investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the Strategic Income Fund’s policy to invest at least 80% of its net assets in income producing securities, the Fund will give its shareholders at least 60 days notice of any changes to the applicable policy.

Additional Information on Investment Strategies and Risks. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund’s SAI which you may obtain free of charge by contacting shareholder services. (See back cover for address and phone number.) Disclosure of Portfolio Holdings The SAI includes a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. The Fund publicly discloses its portfolio holdings monthly on its website at http://www.hendersonglobalinvestors.com.

8

Management of the Fund

Investment Adviser and Subadviser

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL, 60611, referred to herein as “the Adviser,” serves as the Fund’s investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc and, together with its subsidiaries, are referred to as “Henderson Global Investors” in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a multi-skill, multi-asset management business with a worldwide distribution network.

The Adviser provides services and facilities to the Fund.

The Fund pays the Adviser a monthly fee at an annual rate of the Fund’s average managed assets as set forth below1:

0.55% for the first $1 billion;
0.50% for the next $500 million; and
0.45% on the balance thereafter.

1
The fee is based upon the Fund’s average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund’s average managed assets, which include the proceeds of any leverage, the Adviser’s fee will be higher if the Fund is leveraged.

For the most recent fiscal year, the Strategic Income Fund paid the Adviser an amount equal to 0.64% of the Fund’s average managed assets, taking into account the expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements for the the Fund is available in the Fund’s Semi-Annual Report dated June 30, 2012.

Portfolio Managers

John Pattullo, Head of Retail Fixed Income, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 1997 and has over 19 years of investment management experience.

Jenna Barnard, CFA, Deputy Head of Retail Fixed Income, is a Portfolio Manager of the Fund. Ms. Barnard joined Henderson Global Investors in 2002 and has more than 11 years of investment management experience.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securites in the Fund.

9

Description of Share Classes

The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

The Fund offers Class A, Class B, Class C and Class I shares through this Prospectus. You are able to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. Here is a summary of the differences among the Classes of shares:

Class A Shares

•	front end sales charge. There are several ways to reduce these sales charges (See “Applicable Sales Charge – Class A Shares” and “Sales Charge Reductions – Class A Shares”)

• •
lower annual expenses than Class B and Class C shares

no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

•	Class A shares pay distribution fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”

Class B Shares

•	higher annual expenses than Class A and Class I shares

•	a CDSC on shares you sell within six years of purchase but CDSC is waived for certain types of redemptions

•	automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses

•
Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

The Fund does not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

Class C Shares

• •	no front end sales charge. All your money goes to work for you right away individual purchase transactions are limited to amounts less than $1,000,000

• • •
a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter. CDSC is waived for certain types of redemptions shares do not convert to another Class

higher annual expenses than Class A and Class I shares

•
Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000. You and/or your financial adviser are responsible for ensuring that your investment in Class C shares does not exceed those limits. The Fund cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares to exceed the limits imposed on individual transactions.

10

Description of Share Classes

Class I Shares

•	no front end sales charge. All your money goes to work for you right away

•	lower annual expenses than Class A, Class B and Class C shares

•	no CDSC

Class I Shares are available for purchase by:

•	Endowments, foundations, non-profit organizations, charitable trusts, corporations and high net worth individuals using a trust or custodial platform

•	Public entities, including state, county, city or instrumentality, department authority or thereof

•	Certain financial intermediaries that charge their customers transaction fees with respect to their customer investments in the Fund

•
Investors participating in wrap fee or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers or other financial institutions that have entered into agreements with a Fund or its affiliates for that purpose.

•
Employer-sponsored retirement or benefit plans defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi” trust provided that the plan’s assets are at least $1,000,000 and the shares are held in an omnibus account on the Fund’s records. The Fund or its affiliates may enter into agreements with specific providers of retirement plan service programs that establish a lower threshold for eligibility

•	Other investment companies that have an agreement with the Fund or its affiliates for that purpose

•	Current or former Trustees of the Fund or a member of their immediate family

•	Current and former employees of the Adviser or its affiliates or their immediate families

Each investor’s financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

•	how long you expect to own the shares

•	how much you intend to invest

•	total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses

•	whether you qualify for any reduction or waiver of sales charges

•	whether you plan to take any distributions in the near future

•	availability of share Classes

•	how share Classes affect payments to your financial adviser

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Fund with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Fund including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. These payments may differ for each fund of Henderson Global Funds, including within the same intermediary and across intermediaries, or within the same fund at the same intermediary. Please contact your financial intermediary for details about revenue sharing payments it may receive.

11

Description of Share Classes

The Fund may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Fund may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

			Dealer
	Sales Charge*		Reallowance
	as Percentage of:		as a
			Percentage
	Offering	Net Amount	of the
Amount of Purchase	Price	Invested	Offering Price
Strategic Income Fund
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but
less than $100,000	4.50%	4.71%	4.00%
$100,000 but
less than $250,000	3.50%	3.63%	3.00%
$250,000 but
less than $500,000	2.50%	2.56%	2.25%
$500,000 but
less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None**	None**	None***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

***
Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

•
Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

12

Description of Share Classes

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund’s custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Reinvested dividends and capital gains will count towards fulfillment of the Letter of Intent.

•
Rights of Accumulation. The value of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on the previous page). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:

•	Individual accounts

•	Joint accounts between the individuals described above

•	Certain fiduciary accounts

•	Single participant retirement plans

•	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 4.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund’s shares.

This information is available, free of charge, on the Fund’s website. Please visit www.hendersonglobalinvestors.com (click on the link titled “Sales Charge Information” in the Mutual Funds section). You may also call 866.3Henderson (or 866.343.6337) or consult with your financial adviser.

Sales Charge Waivers – Class A Shares

The Fund will waive the initial sales charge on Class A shares for the following types of purchases:

1.	Dividend reinvestment programs

2.	Purchase by any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise

3.	Reinvestment by a shareholder who has redeemed shares in the Fund and reinvests in the Fund or another Henderson Global Fund, provided the reinvestment is made within 180 days of the redemption

4.	Purchase by a unit investment trust registered under the 1940 Act, which has shares of the Fund as a principal investment

5.
Purchase by a financial institution purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Foreside Fund Services, LLC, the Funds’ distributor (“Distributor”)

6.
Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent

7.
Purchases of an employer-sponsored retirement or benefit plan defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi trust” provided that there are at least 100 employees eligible to participate in the plan

13

Description of Share Classes

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before November 30, 2006, and that continue to meet the eligibility requirements in effect as of the date of the initial purchase, may continue to purchase Class A shares without any sales charge Please note that the Fund or its affiliates may enter into agreements with specific providers of retirement plan service programs, that establish a lower threshold for eligibility

8.
Purchase by employees of an entity with a selling agreement with the Distributor to sell the Fund’s shares and any member of the immediate family (including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships)

9.	Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3Henderson (or 866.343.6337).

Applicable Sales Charge – Class B Shares

You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under “Contingent Deferred Sales Charge.”

Brokers that initiated and were responsible for purchases of such Class B shares of the Fund may have received a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of the Fund.

Conversion Feature — Class B Shares:

•	Class B shares of the Fund automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under “Contingent Deferred Sales Charge.”

•	After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

•	You will not pay any sales charge or fees when your shares convert into Class A shares of the Fund, nor will the transaction be subject to federal income tax.

•	The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

•
If you exchange Class B shares of the Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.

The Board may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or in the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of such Class C shares of the Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

•	Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

•	Class B shares within six years of purchase

•	Class C shares within twelve months of purchase

14

Description of Share Classes

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows:

Years Since Purchase	CDSC
First	5.00%
Second	4.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and thereafter	0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

CDSC Waivers

The Fund will waive the CDSC payable upon redemptions of shares for:

•	death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

•
benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

•
minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	withdrawals under the Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	redemptions initiated by the Fund

•	redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

15

Description of Share Classes

CDSC Aging Schedule

As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Conversion Feature

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain eligibility requirements are met. Your shares may be automatically converted under certain circumstances. Generally, Class B and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares of the Fund may be converted to Class A shares of the Fund or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Distribution and Service Fees

The Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

•	Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund

•	Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund.

In the case of Class B and Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing sales commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares.

16

How to Purchase, Exchange and Redeem Shares

You may purchase, exchange and redeem Class A, Class C and Class I shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” The Fund reserve the right to modify the following policies at any time and to reject any investment for any reason.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds. Class B shares and exchanges of such shares are subject to the applicable minimums below.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

How to Purchase Class A, Class C and Class I Shares

Initial Purchase

Investment Minimums for Class A, Class B and Class C:
	Minimum to Open	Minimum
Type of Account	an Account	Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Investment Minimums for Class I Shares:

Please contact your individual consultant, financial intermediary, plan administrator or third party record-keeper for minimum investment requirements.

Except as noted below, the Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund.

The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund’s investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Fund and current and former employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Fund reserves the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Fund’s share Class are appropriate for you. In addition, consider the Fund’s investment objective, principal investment strategies and principal risks as well as factors listed under “Description of Share Classes” to determine whether the Fund is appropriate for your situation and, if so, which share Class is most appropriate for your situation.

17

How to Purchase, Exchange and Redeem Shares

Opening Your Account

You can open a new account in any of the following ways:

•	Financial Adviser or Financial Intermediary. You can establish an account by having your financial adviser or financial intermediary process your purchase.

•	Complete the Application. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

•	Telephone Exchange Plan. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

•
Wire. Call 866.3Henderson (or 866.343.6337) to arrange for this transaction:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA 02110
ABA # 0110-0002-8
Attn: Henderson Global Funds
Deposit DDA #9905-541-0
FBO: (please specify the Fund name, account number and name(s) on account)

Generally, you must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. Under limited circumstances, the Fund reserves the right to sell shares to persons residing outside the US and its territories. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

• Account Registration

• Dealer Number

• Branch and Rep Number

• Dealer Account Number (BIN)

• Matrix level

• Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Fund does not accept foreign correspondent or foreign private banking accounts.

Cost Basis Reporting

Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares. If you acquire and hold shares directly through the Henderson Global Funds and not through a Financial Intermediary, the Funds will use a default average cost basis methodology for tracking and reporting your cost basis on post effective date shares, unless you request, in writing, another cost basis reporting methodology.

18

How to Purchase, Exchange and Redeem Shares

Please note that if you elect to change your cost basis method to or from average cost the request must be in writing.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Adding to Your Account

There are several easy ways you can make additional investments to any Henderson Global Fund in your account:

•	ask your financial adviser or financial intermediary to purchase shares on your behalf

•	send a check with the returnable portion of your statement

•	wire additional investments through your bank using the wire instructions as detailed above

•
authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request

•	exchange shares from another Henderson Global Fund

•	through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details)

How to Exchange Shares

You can exchange your shares for shares of the same Class of other Henderson Global Funds at NAV by having your financial adviser or financial intermediary process your exchange request or by contacting shareholder services directly.

Please note that a share exchange is a taxable event for federal income tax purposes.

To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Henderson Money Market Fund no longer accepts new or subsequent investments, as well as exchanges into the Fund.

You can exchange your shares of the Henderson Money Market Fund for shares of the same Class of other Henderson Global Funds on any day when both the New York Stock Exchange (NYSE) and the Federal Reserve Bank are open. The Federal Reserve Bank is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to exchange shares of the Henderson Money Market Fund because the Federal Funds wiring does not occur on these holidays.

How to Redeem Shares

You may redeem your shares either by having your financial adviser or financial intermediary process your redemption or by contacting shareholder services directly. The Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. “Good order” means shareholder services has received your request with the name of your Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

19

How to Purchase, Exchange and Redeem Shares

Redeeming Through Your Financial Adviser or Financial Intermediary

You can request your financial adviser or financial intermediary to process a redemption on your behalf. Your financial adviser or financial intermediary will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

Redeeming Directly Through Shareholder Services

•
By Telephone. You can call shareholder services at 866.3Henderson (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

•	By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

•
By Wire and/or ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Signature Guarantee / Additional Documentation

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

•	You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

•	You want to redeem more than $200,000 in shares

•	You want your redemption check mailed to an address other than the address on your account registration

•	Your address of record was changed within the past 30 days

•	You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

•
Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

•	You want the check made payable to someone other than the account owner

Other Considerations

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the

20

How to Purchase, Exchange and Redeem Shares

redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

Anti-Money Laundering Laws. The Fund is required to comply with certain federal anti-money laundering laws and regulations. The Fund may be required to “freeze” the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.

Frequent Purchases and Redemptions of Fund Shares. The Fund is designed for long-term investors and discourages short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Fund receives purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund making it more difficult to identify and eliminate market timers. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by an intermediary, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. In certain instances, intermediaries may be unable to implement those policies or may not be able to implement them in the same manner as the Fund due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Fund.

As noted above, under “Other Considerations—Right to Reject or Restrict Purchase and Exchange Orders,” the Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Fund and its shareholders, the Fund may, at the Fund’s sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common or related ownership or control.

The Fund’s Board has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Fund include: reviewing significant or unusual transactions or patterns of activity and fair valuing the Fund’s investments when appropriate (see “Other Information – Pricing of Fund Shares” below). Pursuant to these policies, if an investor (through one or more accounts) makes more that one “material round-trip” in any 90 day period, their future buy orders, including exchange buy orders, may be rejected.

For these purposes, a “round trip” is defined as a purchase or exchange into the Fund followed by a sale or exchange out of the same Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the same Fund effected within 30 days. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund.

The following transactions generally are exempt from the market timing and excessive trading policy described above because the Fund believes they generally do not raise market timing or excessive trading concerns:

•
Transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividend or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

•
Transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•	Transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in model portfolio.

•	Transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that they believe is consistent with the best interests of shareholders in making any such judgments.

In addition, a financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund’s ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

21

How to Purchase, Exchange and Redeem Shares

Your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

You are permitted to make exchanges between shares of any class of the Fund with shares of the same class of another Henderson Global Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A, Class B or Class C shares that you have redeemed within the past 180 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your investment. For purposes of determining the amount eligible for reinstatement, the shares will be valued at either the public offering price originally paid or the NAV on the date of redemption, whichever is higher. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

Certain Advisors or Financial Intermediaries may impose conditions that differ from those described above or may apply different criteria for determining the amount eligible for reinstatement. Please consult with your Financial Advisor for further information.

In-Kind Distributions. The Fund reserves the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund’s net assets, whichever is less.

22

Investor Services and Programs

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

•	Dividend and net capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

•	Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the same Fund

•	Dividend and net capital gain distributions in cash

•	Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See “Other Information- Distributions-Undeliverable Distributions.” Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Purchase and Redemption Programs

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B, Class C and Class I shares without extra charge.

Automatic Investment Plan (Class A, Class C and Class I shares only). You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same Class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Henderson Global Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of the Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

Systematic Withdrawal Plan. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.

As a shareholder of a Fund, you have available to you a number of services and investment programs.

23

Other Information

Pricing of Fund Shares

The price of each Class of the Fund’s shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, the Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings, trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of the Fund’s NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board has adopted procedures for valuing the Fund’s securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

•	shareholder services’ close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

•	the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Fund invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

Distributions

The Fund intends to declare dividends of all or a portion of its net investment income monthly. Dividends and distributions may be payable monthly in cash or additional shares, with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable

24

Other Information

level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All or substantially all realized net capital gains, if any, will be distributed to the Fund’s shareholders at least annually. While the Fund will attempt to maintain a stable level of distributions, the Fund will still attempt to comply with Subchapter M of the Code.

See “Investor Services and Programs — Distribution Options” for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund, in shares of another Henderson Global Fund or received in cash.

The yield on the Strategic Income Fund’s shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of leverage by the Fund, the Fund’s nets assets and its operating expenses. Consequently, the Strategic Income Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund’s shares.

Undeliverable Distributions

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as “undeliverable” or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds in the Fund. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

Federal Income Tax Considerations

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in the Fund may have on your particular tax situation.

Taxability of Distributions. As long as the Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class B, Class C and Class I shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions they receive from the Fund, whether they take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as net capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. Unless Congress enacts legislation providing otherwise, the maximum long-term capital gain rate for non-corporate investors will increase to 20% for taxable years beginning after December 31, 2012. For taxable years beginning on or before December 31, 2012, distributions designated as “qualified dividend income” are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by the Fund from most real estate investment trusts and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Unless extended by future legislation, the favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2012. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you each year details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as qualified dividend income.

Fund distributions will reduce the Fund’s NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If the Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be

25

Other Information

allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under “Fund Summary-Principal Risks of Investing in the Fund,” high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net short-term capital gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

Withholding. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% (31% for amounts paid after December 31, 2012) on dividends and redemption proceeds paid to any shareholder who does not furnish to the applicable Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, the Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds’ Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of the Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

Unique Nature of The Fund

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund’s portfolio managers. While the Fund may have many similarities to these other funds, its investment performance will differ from the other funds’ investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

Provision of Annual and Semi-Annual Reports and Prospectus

The Fund produces financial reports every six months and updates the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund’s annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Fund’s records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

26

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm’s report, along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
			Net
			realized
	Net		and		Dividends	Distributions
	asset		unrealized	Total	from	from net
	value,	Net	gain	from	net	realized	Return
	beginning	investment	(loss) on	investment	investment	capital	of	Total
	of period	income (b)	investments	operations	income	gains	capital	distributions
Strategic Income Fund
Class A
Year Ended 12/31/2011	$8.82	0.44	(0.43)	0.01	(0.37)	0.00	(0.07)	(0.44)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	0.00	(0.13)	(0.46)
Period Ended 12/31/2009(a)	7.60	0.21	0.83	1.04	0.00	0.00	(0.20)	(0.20)
Year Ended 7/31/2009	9.45	0.63	(1.78)	(1.15)	(0.70)	0.00	0.00	(0.70)
Year Ended 7/31/2008	10.87	0.71	(1.37)	(0.66)	(0.76)	0.00	0.00	(0.76)
Year Ended 7/31/2007	10.78	0.66	0.08	0.74	(0.65)	0.00	0.00	(0.65)
Class B
Year Ended 12/31/2011	$8.83	0.38	(0.43)	(0.05)	(0.32)	0.00	(0.06)	(0.38)
Year Ended 12/31/2010	8.46	0.40	0.37	0.77	(0.29)	0.00	(0.11)	(0.40)
Period Ended 12/31/2009(a)	7.61	0.19	0.84	1.03	0.00	0.00	(0.18)	(0.18)
Year Ended 7/31/2009	9.44	0.56	(1.75)	(1.19)	(0.64)	0.00	0.00	(0.64)
Year Ended 7/31/2008	10.84	0.64	(1.36)	(0.72)	(0.68)	0.00	0.00	(0.68)
Year Ended 7/31/2007	10.76	0.57	0.07	0.64	(0.56)	0.00	0.00	(0.56)
Class C
Year Ended 12/31/2011	$8.79	0.37	(0.43)	(0.06)	(0.32)	0.00	(0.06)	(0.38)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	0.00	(0.11)	(0.40)
Period Ended 12/31/2009(a)	7.59	0.19	0.81	1.00	0.00	0.00	(0.18)	(0.18)
Year Ended 7/31/2009	9.45	0.57	(1.79)	(1.22)	(0.64)	0.00	0.00	(0.64)
Year Ended 7/31/2008	10.86	0.64	(1.37)	(0.73)	(0.68)	0.00	0.00	(0.68)
Year Ended 7/31/2007	10.78	0.57	0.07	0.64	(0.56)	0.00	0.00	(0.56)
Class I
Period Ended
12/31/2011(e)	$9.06	0.29	(0.66)	(0.37)	(0.27)	0.00	(0.05)	(0.32)

(a)	The Henderson Strategic Income Fund changed its fiscal year end from July 31 to December 31 in 2009.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Amount represents less than $0.01.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)	Class I commenced operations on April 29, 2011.

28

Financial Highlights

				Ratios to average net assets:
							Annualized
							ratio of
							operating
					Annualized	Annualized	expenses
					ratio of	ratio of	to average net
		Net asset		Net assets,	operating	net investment	assets without
		value,		end of	expenses to	income	waivers and/or	Portfolio
Redemption		end of	Total	period	average	to average	expenses	turnover
fees		period	return (d)	(000)	net assets	net assets	reimbursed	rate
N/A		$8.39	0.06%	$17,210	1.20%	5.04%	1.51%	41%
0.00	(d)	8.82	10.17	28,171	1.30	5.30	1.54	38
0.00	(d)	8.44	13.82	35,656	1.30	6.19	1.63	11
0.00	(d)	7.60	(10.71)	28,905	1.30	8.69	1.62	53
0.00	(d)	9.45	(6.47)	64,687	1.30	6.87	1.45	41
0.00		10.87	6.71	39,470	1.30	5.89	1.77	73
N/A		$8.40	(0.69)%	$7,412	1.94%	4.29%	2.27%	41%
0.00	(d)	8.83	9.21	8,537	2.05	4.55	2.29	38
0.00	(d)	8.46	13.59	7,824	2.05	5.44	2.38	11
0.00	(d)	7.61	(11.23)	6,325	2.05	8.02	2.37	53
0.00	(d)	9.44	(7.00)	5,789	2.05	6.13	2.20	41
0.00		10.84	5.93	5,003	2.05	5.17	2.52	73
N/A		$8.35	(0.80)%	$22,244	1.94%	4.29%	2.26%	41%
0.00	(d)	8.79	9.39	26,997	2.05	4.55	2.29	38
0.00	(d)	8.41	13.22	30,152	2.05	5.45	2.38	11
0.00	(d)	7.59	(11.55)	28,513	2.05	7.96	2.37	53
0.00	(d)	9.45	(7.09)	62,906	2.05	6.17	2.20	41
0.00		10.86	5.92	29,752	2.05	5.11	2.52	73
N/A		$8.37	(4.10)%	$1,885	0.85%	5.16%	1.25%	41%

29

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More information about the Fund is available free upon request, including the following:

Annual/Semi-Annual Reports

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund’s investments is available in the Fund’s semi-annual and annual reports. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You can make inquiries and request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

To Obtain Information:

By telephone

Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services.

By mail

Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

By overnight delivery to
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

On the Internet

You may also find more information about the Fund on the Internet at http://www.hendersonglobalinvestors.com/funddocuments, including copies of the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

By mail

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520
(The SEC charges a fee to copy documents.)

By electronic request

publicinfo@sec.gov (The SEC charges a fee to copy documents.)

In person

Public Reference Room in Washington, DC

(For more information and hours of operation, call (202) 551-8090.)

Via the internet

on the EDGAR Database at http://www.sec.gov

SEC file number: 811-10399

32

	Class A	Class B	Class C	Class I	Class R
Henderson All Asset Fund	HGAAX		HGACX	HGAIX
Henderson Dividend & Income Builder Fund	HDAVX		HDCVX	HDIVX
Henderson Emerging Markets Opportunities Fund	HEMAX		HEMCX	HEMIX
Henderson European Focus Fund	HFEAX	HFEBX	HFECX	HFEIX
Henderson Global Equity Income Fund	HFQAX		HFQCX	HFQIX
Henderson World Select Fund (formerly known as Henderson Global Leaders Fund)	HFPAX		HFPCX	HFPIX
Henderson Global Technology Fund	HFGAX	HFGBX	HFGCX	HFGIX
Henderson International Opportunities Fund	HFOAX	HFOBX	HFOCX	HFOIX	HFORX

series of

Henderson Global Funds
737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2012, as amended December 29, 2012

Henderson Global Funds (the “Trust”) was organized as a Delaware statutory trust on May 11, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has an unlimited number of authorized shares of beneficial interest that are currently divided among nine series, eight of which are described in this Statement of Additional Information (“SAI”), including the Henderson All Asset Fund, the Henderson Dividend & Income Builder Fund, the Henderson Emerging Markets Opportunities Fund, the Henderson European Focus Fund, the Henderson Global Equity Income Fund, the Henderson Global Technology Fund, the Henderson International Opportunities Fund and the Henderson World Select Fund (formerly Henderson Global Leaders Fund) (each a “Fund”), each a diversified fund except the Henderson All Asset Fund and the Henderson Dividend & Income Builder Fund which are both non-diversified. This SAI relates to the Class A, Class B, Class C, Class R and Class I shares of the Henderson International Opportunities Fund, the Class A, Class B, Class C and Class I shares of the Henderson European Focus Fund and the Henderson Global Technology Fund, and the Class A, Class C and Class I Shares of the Henderson All Asset Fund, the Henderson Dividend & Income Builder Fund, the Henderson Emerging Markets Opportunities Fund, the Henderson Global Equity Income Fund and the Henderson World Select Fund.  Each Fund is managed by Henderson Global Investors (North America) Inc. (“HGINA” or the “Adviser”) and is sub-advised by Henderson Investment Management Limited (“HIML” or the “Subadviser”).

This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated November 30, 2012 (the “Prospectus”).  The financial statements for each Fund (except the Henderson Dividend & Income Builder Fund), including the notes thereto, at and for the period ended July 31, 2012, included in each Fund’s annual report to shareholders are incorporated into this SAI by reference.  The Prospectus and the annual and semi-annual reports of the Funds may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

Page

FUND HISTORY AND GENERAL INFORMATION	1
INVESTMENT OBJECTIVES AND STRATEGIES	1
FUND INVESTMENTS AND RELATED RISKS	2
INVESTMENT RESTRICTIONS	27
PORTFOLIO TURNOVER	28
DISCLOSURE OF PORTFOLIO HOLDINGS	29
MANAGEMENT OF THE FUNDS	30
CONTROL PERSONS AND PRINCIPAL HOLDERS	38
INVESTMENT ADVISORY AND OTHER SERVICES	47
PORTFOLIO MANAGERS	57
BROKERAGE ALLOCATION	61
CAPITALIZATION AND VOTING RIGHTS	63
PURCHASES, EXCHANGES AND REDEMPTION INFORMATION	65
NET ASSET VALUE	68
FEDERAL INCOME TAX MATTERS	69
REGISTRATION STATEMENT	78
FINANCIAL STATEMENTS	78
APPENDIX A	79
APPENDIX B	82

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Foreside Fund Services, LLC, the Funds’ distributor (the “Distributor”).  The Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of nine portfolios, eight of which are described in this SAI:

Henderson All Asset Fund (the “All Asset Fund”);
Henderson Dividend & Income Builder Fund (the “Dividend & Income Builder Fund”);
Henderson Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”);
Henderson European Focus Fund (the “European Focus Fund”);
Henderson Global Equity Income Fund (the “Global Equity Income Fund”);
Henderson Global Technology Fund (the “Global Technology Fund”);
Henderson International Opportunities Fund (the “International Opportunities Fund”); and
Henderson World Select Fund (the “World Select Fund”).

Class I shares of the European Focus Fund, the Global Technology Fund, the Global Equity Income Fund and the International Opportunities Fund were formerly known as the Class W shares.  Prior to December 20, 2012, the Henderson World Select Fund was known as the Henderson Global Leaders Fund. Prior to June 1, 2011, the Henderson World Select Fund was known as the Henderson Global Opportunities Fund.

HGINA is the investment adviser for each Fund.  HIML is the subadviser for each Fund.  Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that the Adviser and the Subadviser in their discretion might, but are not required to, use in managing the Funds’ portfolio assets.  For example, the Adviser and Subadviser may, in their discretion, at any time employ a given practice, technique or instrument for one or more Funds but not for all Funds.  It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them.  Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund’s overall investment strategy, from time to time have a material impact on that Fund’s performance.

INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund has its own investment objective and policies, which are described in the  Prospectus.  Descriptions of each Fund’s policies, strategies and investment  restrictions, as well as additional information regarding the characteristics and risks associated with each Fund’s investment techniques, are set forth below.

Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is executed.  Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund’s asset level or other circumstances beyond a Fund’s control, will not be considered a violation.  The Adviser, subject to the oversight of the Board of Trustees of the Trust (the “Board”), will monitor the percentage of illiquid securities held by each Fund.
FUND INVESTMENTS AND RELATED RISKS

The following is a summary of certain investments and strategies and the risks most commonly associated with them.  A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies.  However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics.  Accordingly, unless indicated otherwise and subject to each Fund’s investment restrictions, one or more of the types of investments and/or strategies described below, and the risks related thereto, may be associated with a Fund at any time.  Because the All Asset Fund may seek exposure to certain asset classes by investing in other investment companies, including, for example, other open-end or closed-end investment companies, affiliated funds of the Trust, exchange-traded funds, unit investment trusts and domestic or foreign investment pools (including investment companies not registered under the 1940 Act) (each, an “Underlying Fund” and collectively, “Underlying Funds”) which may, in turn, utilize one or more of the types of investments and/or strategies described below, statements concerning investment risks and references therein to a “Fund” or the “Funds” should be understood to include, as applicable, an “Underlying Fund” and the “Underlying Funds,” respectively, unless the context indicates otherwise.

Banking Industry And Savings And Loan Obligations. Certificates of deposit are certificates issued against funds deposited in a commercial bank (including eligible foreign branches of U.S. banks, described below) for a definite period of time and earning a specified return and are normally negotiable.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity).  In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations.  Time deposits are generally similar to certificates of deposit, but are uncertificated.  Each Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the “FDIC”), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the Adviser’s or Subadviser’s opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund.  Each Fund’s investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC. Although one or more other risks described in this SAI may apply, the largest risk associated with the banking industry and savings and loan obligations include credit risk and inflation risk.

Credit risk is the risk that one or more fixed income securities in a Fund's portfolio will decline in price or fail to pay interest when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which a Fund may invest. Changes by nationally recognized statistical rating organization in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of a Fund’s investments.

Inflation risk is the risk that the value of assets or income from a Fund's investments will be worth less than in the future as inflation decreases the value of money.

Borrowing.  Each of the Funds may borrow money as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests.  This borrowing may be unsecured.  The 1940 Act requires each Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis.  Each Fund may invest in commercial paper that is rated Prime-1 by Moody’s or A-1 by S&P or, if not rated by Moody’s Investor Services (“Moody’s”) or Standard & Poor’s, Division of McGraw Hill Companies (“S&P”), is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody’s or AAA or AA by S&P.   Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include credit risk and liquidity risk. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. A Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Contracts for Difference.  A contract for difference ("CFD") is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract.  When entering into a CFD, a Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).  Although one or more of the other risks described in this SAI may apply, the largest risks associated with CFD include credit risk and liquidity risk.

Convertible Securities.  Each Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock within a particular period of time.  Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features.  Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities.  Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock.  The largest risks associated with convertible securities include interest rate risk, issuer risk, market risk, prepayment and extension risk and reinvestment risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to a Fund (this is also known as reinvestment risk). Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because a Fund's investments are locked in at a lower rate for a longer period of time. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income.  Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.  Convertible securities may be issued as fixed-income obligations that pay current income.

Corporate Loans.  The Global Equity Income Fund and Dividend & Income Builder Fund may invest in corporate loans.  Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”).  This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default.  Most of the Funds’ Corporate Loans investments will be secured by specific assets of the borrower.  Corporate Loans also have contractual terms designed to protect lenders.  Each Fund generally acquires Corporate Loans of borrowers that, in the Adviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser.  Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments.  Each Fund attempts to manage these risks through careful analyses and monitoring of borrowers.

There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting each Fund’s investments, and the Adviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source.  As a result, each Fund is particularly dependent on the analytical abilities of the Adviser.

Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans.  As a result, Corporate Loans are illiquid, meaning that a Fund may not be able to sell them quickly at a fair price.  The market for illiquid securities may be more volatile than the market for liquid securities.  The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates.  However, many Corporate Loans are of a large principal amount and are held by a large number of owners.  In the Adviser’s opinion, this should enhance their liquidity.

Each Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions.  The Funds may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection.  Because of the protective terms of Corporate Loans, the Adviser believes that a Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities.  Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated.  In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position.  Uncollateralized Corporate Loans involve a greater risk of loss.

Credit Default Swap Agreements.  Each Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer “par value” (full notional value) of the reference obligation in exchange for the reference obligation.  A Fund may be either the buyer or seller in the transaction.  If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing.  However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value.  As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly.  In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.  The Funds will enter swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Subadviser to be equivalent to such rating.  A buyer also will lose its investment and recover nothing should no event of default occur.  If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund.  When a Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described above since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Debt Securities.  Each Fund may invest in debt securities.  Investment in debt securities involves both interest rate and credit risk.  Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates.  As interest rates decline, the value of debt securities generally increases.  Conversely, rising interest rates tend to cause the value of debt securities to decrease.  Bonds with longer maturities generally are more volatile than bonds with shorter maturities.  The market value of debt securities also varies according to the relative financial condition of the issuer.  In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.  The yields on certain obligations in which a Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s and S&P represent their opinions as to the quality of the securities that they undertake to rate.  Ratings, however, are general and are not absolute standards of quality or value.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  See Appendix A for a description of the ratings provided by certain recognized rating organizations.

Investment-Grade Debt Securities.  Bonds rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong).  Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree).  Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  Bonds rated Baa/BBB (considered by Moody’s to be “medium grade” obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).  Each Fund may invest in debt securities that are given an investment-grade rating by Moody’s or S&P, and may also invest in unrated debt securities that are considered by the Adviser or Subadviser to be of comparable quality.

High Yield Debt Securities.  Each Fund may invest in high yield debt securities.  Securities rated Ba or lower by Moody’s or BB or lower by S&P, and comparable unrated securities (commonly referred to as “high yield” or “junk” bonds), including many emerging markets bonds, which are considered to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  The lower the ratings of corporate debt securities, the more their risks render them like equity securities.  Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories.  (See Appendix A for a more complete description of the ratings assigned by Moody’s and S&P and their respective characteristics.)

Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers.  Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest.  Also, an increase in interest rates would likely have an adverse impact on the value of such obligations.  During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities.  However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity.  High yield bonds may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities.  A thin trading market may limit the ability of each Fund to accurately value high yield securities in a Fund’s portfolio, adversely affect the price at which a Fund could sell such securities, and cause large fluctuations in the daily net asset value of a Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market.  When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.  For these reasons, it is the policy of the Adviser and Subadviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of each Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s or Subadviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser or Subadviser will determine whether it is in the best interest of each Fund to retain or dispose of such security.  However, should any individual bond held by any Fund be downgraded below a rating of C, the Adviser or Subadviser generally intend to dispose of such bond at the prevailing market prices.

Prices for high yield securities may be further affected by legislative and regulatory developments.  For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security.  Also, Congress has from time to time considered legislation that would further restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings.  Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.

Distressed Securities.  The Global Equity Income Fund and the Dividend & Income Builder Fund may invest in securities in default of their obligation to pay interest and/or principal, but for which the Subadviser believes there are prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  Expected recovery values for these securities are highly speculative.  The securities of companies in distressed and default situations typically trade at substantial discounts due to difficulties in analyzing a proper value for such securities, lack of research coverage, or difficulties in valuing such securities.

Firm Commitment Agreements And “When-Issued” Securities.  New issues of certain debt securities are often offered on a “when-issued” basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase.  Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date.  A Fund may use such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets.  In either instance, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Foreign Securities.  The securities of foreign issuers in which each Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and related depository instruments, American Depositary Shares (“ADSs”), European Depositary Shares (“EDSs”), Global Depositary Shares (“GDSs”), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.  Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund’s domestic investments.

Although the Adviser and Subadviser intend to invest each Fund’s assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.  In addition, in many countries there is less publicly available information about issuers than is available for US companies.  Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies.  In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the US.  Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions.  The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the US.  In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.  It may be more difficult for each Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities.  Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  The Adviser and Subadviser seek to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company.  These instruments evidence ownership of underlying securities issued by a US or foreign corporation.  ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the US.  Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

For each Fund investment in foreign securities usually will involve currencies of foreign countries.  Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts.  Because of these factors, the value of the assets of each Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies.  Although each Fund’s custodian values the Fund’s assets daily in terms of US dollars, each Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis.  Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because each Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets.  A Fund’s share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated.  Thus, the strength or weakness of the US dollar against foreign currencies may account for part of a Fund’s investment performance.  US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.  Currencies in which a Fund’s assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

Emerging Markets.  Each Fund could have significant investments in securities traded in emerging markets.  Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in US securities and that may affect a Fund’s performance favorably or unfavorably.

In recent years, many emerging market countries around the world have undergone political changes that have reduced government’s role in economic and personal affairs and have stimulated investment and growth.  Historically, there is a strong direct correlation between economic growth and stock market returns.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries.  Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence, until recently, of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund’s investments.  Further, many emerging markets have experienced and continue to experience high rates of inflation.

Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property.  In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of each Fund’s assets invested in such country.  To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of each Fund’s cash and securities, each Fund’s investment in such countries may be limited or may be required to be effected through intermediaries.  The risk of loss through governmental confiscation may be increased in such countries.

The Global Equity Income Fund and Dividend & Income Builder Fund may invest in sovereign debt securities of emerging market countries.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s  implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair the debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Foreign Currency Exchange Transactions. Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities (“transaction hedge”).  A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency.  A Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”).  In any of these circumstances a Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).  A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers.  A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.  Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

While each Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions.  Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by that Fund.  Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated.  An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts And Options On Futures Contracts.  The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities.

Each Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act (“CEA”) and, therefore, the Funds and its officers and trustees have not been subject to the registration requirements of the CEA. However, the registration exclusion was amended in February 2012. As of the date of this SAI, if a Fund previously qualified for the exclusion under Rule 4.5, and the Fund does not qualify for the amended exclusion, it will have to register with the Commodity Futures Trading Commission (the "CFTC") on December 31, 2012. Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject a Fund to additional regulation may have an adverse impact on a Fund’s operations and expenses. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Fund’s policies.

A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security.  For example, if the Fund anticipates an increase in the price of stocks or bonds, as applicable, and it intends to purchase stocks or bonds, as applicable, at a later time, that Fund also could enter into a futures contract to purchase a stock or bond index as a temporary substitute for stock or bond purchases.  If an increase in the market occurs that influences the stock or bond index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance.  This technique is sometimes known as an anticipatory hedge.  To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts.  Conversely, if a Fund holds stocks or bonds and seeks to protect itself from a decrease in stock or bond prices, the Fund might sell stock or bond index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position.  A Fund could protect against a decline in stock or bond prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

A Fund may enter into futures contracts and options on futures contracts for non-hedging purposes to enhance potential gain.  A Fund may also enter into futures contracts to increase the Fund’s exposure to movements in securities markets without actually buying or selling the underlying debt or equity security.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time.  When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Under normal circumstances, a futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, each Fund will mark-to-market its open futures position.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss.  The transaction costs must also be included in these calculations.

When purchasing a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract.  Alternatively, each Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, each Fund will maintain with its custodian in a segregated account (and  mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant (“FCM”) as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, a Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit.  Alternatively, a Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

Foreign Currency Futures Contracts and Related Options. Each Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized.  A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

For example, each Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated.  A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time.  Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a “proxy” currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies.  A proxy currency’s exchange rate movements parallel that of the primary currency.  Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

Each Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.  No Fund will enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are “in-the-money,” would exceed 5% of the liquidation value of the Fund’s portfolio (or the net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.  For additional information about margin deposits required with respect to futures contracts and options thereon, see “Futures Contracts and Options on Futures Contracts.”

Risks Associated with Futures and Related Options.  Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments.  A Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.  In addition, there can be no assurance that an active secondary market will continue to exist.

Currency futures contracts and options thereon may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lesser trading volume.

Illiquid Securities and Restricted Securities.  Each Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  For example, restricted securities in the US may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”).

Restricted securities are often illiquid, but they may also be liquid.  For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid.  Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the oversight of the Board.  Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  Where a registration statement  is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses.  Also, a Fund may be deemed to be an “underwriter” for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.  An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund.  This determination is made with respect to the Fund’s ability to sell individual securities, not the Fund’s entire portfolio position, i.e., the fact that a Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.

It is each Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.  The Board has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund.  A Fund may be unable to sell a restricted or illiquid security.  In addition, it may be more difficult to determine a market value for restricted or illiquid securities.  Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Mortgage-Related and Other Asset-Backed Securities.  Each Fund may invest in mortgage-related and other asset-backed securities.  Mortgage-backed and other asset-backed securities carry prepayment risks.  Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule.  Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments.  Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.  If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, a Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities.  This may reduce a Fund’s total return.  The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments.  A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.  The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

The price of a mortgage- or asset backed security also depends on the credit quality and adequacy of the underlying assets or collateral.  Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.  Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans.  Therefore, mortgage backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults.  Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them.  In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.  Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.  Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.  Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

Options on Securities.  In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on US and foreign securities exchanges and over-the-counter.  The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option.  The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.  A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option.  The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price.  The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a “closing  purchase  transaction.”  This is accomplished by buying an option of the same series as the option previously written.  The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation.  However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.  Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale  transaction.”  This is accomplished by selling an option of the same series as the option previously purchased.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price.  If any call or put option is not exercised or sold, it will become worthless on its expiration date.  Closing purchase transactions are not available for OTC transactions.  In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.

Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put.  A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium.  Any such gains (or losses) on a closing purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes.  Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income.  See “Federal Income Tax Matters.”

Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put.  If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.  Any such gain or loss will be long-term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund’s holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction.  In contrast, the terms of OTC options are negotiated by each Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee.  When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the  “counter-party”) to make delivery of the instrument underlying the option.  If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction.  Accordingly, the Adviser or Subadviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.

Writing Options on Individual Securities.  Each Fund may write (sell) covered call and put options on securities held by a Fund in an attempt to realize a greater current return than would be realized on the securities alone.  Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options).  In view of the investment objective of each Fund, each Fund generally would write call and put options only in circumstances where the Adviser or Subadviser to the Fund does not anticipate significant appreciation (for call options) or significant depreciation (for put options) of the underlying security in the near future or has otherwise determined to dispose of the security.

A “covered” call and put option means generally that so long as a Fund is obligated as the writer of the option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund.  Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option and the Fund forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).  For put options, the Fund assumes the risk that it may be required to deliver the underlying security for an exercise price higher than a security’s then-current market value.

Purchasing Options On Individual Securities.  Each Fund may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security.  Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.  The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.  The purchase of put options will not be used by a Fund for leverage purposes.

Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date.  Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it.  A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund’s current return.  Each Fund may write (sell) put options on individual securities only to effect a “closing sale transaction.”

Each Fund may also purchase call options to hedge against an increase in the price of securities that a Fund may want to ultimately buy.  Such protection is provided during the life of the call option since a Fund, as the holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risks Of Options Transactions.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has  retained the risk of loss should the price of the underlying security decline.  The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price.  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities).  In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.  Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists.  Transfer of an OTC option is usually prohibited absent the consent of the original counter-party.  There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.  An OTC counter-party may fail to deliver or to pay, as the case may be.  In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.  Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by:  (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Each Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.  See “Portfolio Turnover.”

Each Fund’s success in using options techniques depends, among other things, on the Adviser’s or Subadviser’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Other Investment Companies. Each Fund may invest in the shares of other investment companies, as permitted by the 1940 Act, the rules and regulations thereunder and in certain circumstances, SEC exemption orders. As a shareholder of an investment company, a Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

Each Fund except for the All Asset Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Consistent with Rule 12d1-1 of the 1940 Act, each Fund may enter into “cash sweep” arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits.  This Rule prohibits the Funds from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

The Trust has obtained an exemptive order that allows the Funds to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act, subject to the conditions of the order.  The Funds may invest without limitation in any affiliated Henderson Global Funds (“Underlying Henderson Funds”).  In addition to investing in the Underlying Henderson Funds, at the discretion of Henderson and without shareholder approval, the Funds may invest in additional Henderson Global Funds created in the future.  The All Asset Fund currently intends to invest in affiliated and unaffiliated investment companies in reliance on the Trust’s exemptive order.  The All Asset Fund may be prohibited or required to delay liquidating an investment in an Underlying Henderson Fund if there is material non-public information concerning the Underlying Henderson Fund until such time as the information is disclosed to the public.

A Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index.  These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index.  Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs® : SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index (“S&P 500”).  They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs® : MidCap SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs® :  Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index.  They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

Nasdaq-100 Shares:  Nasdaq-100 Shares are based on the Nasdaq 100 Index.  They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBssm:  WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes.  They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Real Estate Investment Trusts. The Fund’s investments in real estate investment trusts ("REITs") presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”), which may result in federal income tax on the income and gains of the REIT. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements.  Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield.  Under guidelines approved by the Adviser, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements.  Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines.  In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

Securities Index Futures Contracts.  Each Fund may enter into securities index futures contracts as an efficient means of regulating the Fund’s exposure to the equity markets.  Each Fund may engage in transactions in futures contracts for speculation, or as a hedge against changes resulting from market conditions in the values of securities held in the Fund’s portfolio or which it intends to purchase as a temporary substitute for stock purchases.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  The value of a unit is the current value of the stock index.  For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”).  The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks.  In the case of the S&P 500 Index, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150).  The index futures contract specifies that no delivery of the actual securities making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4).  If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

Risks of Securities Index Futures.  Each Fund’s success in using the above techniques depends, among other things, on the Adviser’s or Subadviser’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions.  The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.

Each Fund’s ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s securities.  Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect.  Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument.  This risk will increase as the composition of the Fund’s portfolio diverges from the composition of the hedging instrument.

Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position.  Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers.  In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.  In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss.  The transaction costs must also be included in these calculations.

Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.  Each Fund will use futures contracts and related options primarily for “bona fide hedging” purposes, as such term is defined in applicable regulations of the CFTC.  See “Foreign Currency Futures Contracts and Related Options.”

When purchasing an index futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit.  Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling an index futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund’s custodian).

Securities Lending.  The Funds may lend their investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Funds.  The Funds may lend their investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the “SEC”) thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s board of directors/trustees.  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

US Government Securities.  US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.  Securities guaranteed by the US Government include:  (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Ginnie Mae certificates, which are mortgage-backed securities).  When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government, and thus they are of the highest possible credit quality.  US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans.  For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government.  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security.  Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security’s price volatility).  Accordingly, it is not possible to predict accurately the average life of a particular pool.  Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates.  Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.  Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

Securities issued by US Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve federal sponsorship in one way or another.  Some are backed by specific types of collateral, some are supported by the issuer’s right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal  Intermediate Credit Banks, Federal Home Loan Banks, Fannie Mae, Freddie Mac, and Student Loan Marketing Association (“Sallie Mae”).

Warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Bonds.  Each Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest.  Zero coupon bonds are issued at a significant discount from face value.  The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance.  If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund.  See “Federal Income Tax Matters.”  Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds.  The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales.  Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of each Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of a Fund.  All of the Funds except the All Asset Fund and Dividend & Income Builder are classified as a diversified series of an open-end investment company.  The All Asset Fund and Dividend & Income Builder Fund are classified as non-diversified series of an open-end investment company.  Under these restrictions, a Fund may not:

(i)           issue senior securities, except as permitted under the 1940 Act;

(ii)           borrow money, except as permitted under the 1940 Act;

(iii)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(iv)
invest more than 25% of its total assets in any one industry (a) provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation; (b) except that the Global Technology Fund will invest more than 25% of its total assets in technology-related industries;

(v)
purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of securities;

(vi)	purchase commodities or contracts relating to commodities, although a Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

(vii)
make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

It is a non-fundamental policy of each Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.  The Board has approved guidelines for the use by the Adviser and Subadviser in determining whether a security is illiquid.

PORTFOLIO TURNOVER

Each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held.  A change in securities held by a Fund is known as “portfolio  turnover” and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year.  For purposes of determining each Fund’s portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.  The Dividend & Income Builder Fund did not commence operations until August 1, 2012, therefore no portfolio turnover rate is shown for the Fund.  Portfolio turnover rates for each Fund’s last two fiscal years are set forth in the table below.

	Fiscal year ended July 31, 2012	Fiscal year ended July 31, 2011
All Asset Fund1	7%	—
Emerging Markets Opportunities Fund	110%	35%2
European Focus Fund	69%	67%
Global Equity Income Fund	108%	127%
Global Technology Fund	113%	93%
International Opportunities Fund	45%	64%
World Select Fund	83%	63%

___________
1.	For the period from commencement of operations on March 30, 2012 through July 31, 2012.
2.	For the period from commencement of operations on December 31, 2010 through July 31, 2011.

Variations in portfolio turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions or changes in the Adviser’s or Subadviser’s outlook.  High rates of portfolio turnover will result in the realization of capital gains and losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies regarding disclosure of the Funds’ portfolio holdings information.  These policies generally prohibit the Adviser, the Subadviser and the Funds from disclosing any information concerning the Funds’ portfolio holdings to any third party unless the information has been publicly disclosed.  Currently, the Funds publicly disclose their portfolio holdings monthly on their website at http://www.hendersonglobalinvestors.com.

Prior to the time that the Funds’ portfolio holdings information is publicly disclosed, the Adviser, the Subadviser and/or the Funds may disclose (as authorized by the Adviser’s Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers.  In order to carry out various functions on behalf of the Funds or the Adviser, it is necessary for certain third parties to receive non-public portfolio holdings information.  Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) a Fund has a legitimate business purpose to provide the information, (b) the disclosure is in a Fund’s best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received.  As of October 31, 2012, the Funds’ primary service providers were the Adviser, the Subadviser, State Street Bank and Trust Company, BNP Paribas Securities Services, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, KPMG, Vedder Price P.C. and K&L Gates LLP.

Other.  There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of a Fund by these services and departments, a Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement.  Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.  As of October 31, 2012, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., Federal Street, Middleberg Communications, J.P. Morgan Securities Inc., Evaluation Associates, a Milliman Company and UBS Warburg.

The terms of the confidentiality agreement generally provide for, among other things, that:

(i)	the portfolio information is the confidential property of a Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

(ii)
the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(iii)	the recipient agrees not to use the information for investment or trading purposes;

(iv)	the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

(v)	upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Portfolio managers, analysts and other senior officers of the Adviser, the Subadviser or the Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

The Board or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Funds’ policies.  All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  All material amendments to the policies will be submitted to the Board for approval or ratification.

MANAGEMENT OF THE FUNDS

Trustees and Officers.  The Board is responsible for the overall management of the Trust, including general oversight and review of each Fund’s investment activities.  The Board, in turn, elects the officers who are responsible for administering each Fund’s day-to-day operations.

A listing of the Trustees and Officers of the Trust and their business experience during the past five years follows.

Name, address and month/year of birth1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Independent Trustees:
C. Gary Gerst February 1939	Chairman and Trustee	Since 2001
General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments) from 1993 to present; Member of the Governing Council of the Independent Directors Council (IDC) from 2004 to present; Board Member of the Investment Company Institute from 2004 to present.

Formerly, Trustee, Harris Insight Funds Trust.
Roland C. Baker August 1938	Trustee	Since 2001	Consultant to financial services industry.
Director, Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities), and Midland National Life Insurance Company (an affiliate of North American Company for Life and Health Insurance); formerly, Trustee, Scottish Widows Investment Partnership Trust; formerly, Trustee, Allstate Financial Investment Trust; formerly, Director, Quanta Capital Holdings, Inc. (provider of property and casualty reinsurance); and formerly, Director, People’s Trust Insurance Company (a Florida provider of homeowner’s insurance).

Faris F. Chesley August 1938	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC, since 2001; Vice Chairman, ABN-AMRO, Inc. (a financial services company), 1998-2001.	Chairman of the Investment Committee of the Presbyterian Homes.
James W. Atkinson August 1950	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC, since 2009.	Formerly, Trustee, LaRabida Children’s Hospital; formerly Trustee, Surgeons Diversified Investment Fund.
Richard W. Durkes February 1950	Trustee	Since 2011	Managing Director, Sandler O’Neil & Partners, L.P. (a financial services company), since 2002.	Trustee, Sankaty Head Foundation; Partner, Serve Up LLC (private company that holds the rights to certain intellectual property).

Name, address and month/year of birth1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Interested Trustees and Officers of the Trust:
James G. O’Brien4 May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA, since 2008 and Director, Corporate Services, HGINA, 2005-2008.	Director, The Olson Company.
Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of US Retail, since 2010, Director of National Sales, 2007-2010.	None.
Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA.	N/A
Alanna P. Nensel July 1975	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A
Scott E. Volk May 1971	Vice President	Since 2001	Director, Retail Finance and Operations, HGINA.	N/A
David Latin September 1981	Vice President	Since 2012	Director, Product Development and Analyst Relations, HGINA.	N/A
Christopher K. Yarbrough October 1974	Secretary	Since 2004	Legal Counsel, HGINA.	N/A
Troy Statczar August 1971	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA, since July 2008; Senior Vice President, Citigroup 2005-2008.	N/A
Adam T. Reich August 1983	Assistant Treasurer	Since 2012	Manager of US Fund Administration and Accounting, HGINA, since August 2012; Manager, PricewaterhouseCoopers LLP 2006-2012.	N/A
___________
1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all nine series of the Trust.
3.
A Trustee may serve until his death, resignation or removal, or until the end of the calendar year in which the Trustee reached 75 years of age.  The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

Leadership Structure and the Board of Trustees.  The Board has general oversight responsibility with respect to the business and affairs of the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and the other service providers to the Funds.  The Board currently is composed of seven Trustees, five of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act.  In addition to five regularly scheduled in-person meetings per year, the Board may hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting.  As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meetings of the Board.  In conjunction with the officers and legal counsel, the Independent Chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns.  The Board has determined that this leadership structure is appropriate given the size and nature of the Henderson Global Funds and the size of the Board.  The composition of the Board is reviewed annually by the Governance Committee to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.  Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.  The Board and its committees are reviewed annually to consider, among other things, structure, functions, performance and effectiveness, and to recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance.  The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.  As required by rules the SEC has adopted under the 1940 Act, the Funds’ Independent Trustees select and nominate all candidates for Independent Trustee positions.

The trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of the Funds and, for each Independent Trustee, a willingness to take an independent and questioning view of management.  Each Trustee also has considerable familiarity with the Trust, its adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his substantial service as a trustee of the Trust.  The following is a brief discussion of the specific education, experience, qualifications or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a trustee for the Trust.  References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Trustees

C. Gary Gerst.  Mr. Gerst has served as a trustee of the Trust since 2001 and as Chairman of the Board since 2005.  Mr. Gerst currently is a General Partner of Cornelius &  Lothian LP, a private investment partnership, a Member of the Governing Council of the Independent Directors Council (IDC), and a Board Member of the Investment Company Institute (ICI).  Mr. Gerst has served as Co-Chairman and Chief Executive Officer of LaSalle Partners, predecessor of Jones Lang LaSalle.  Mr. Gerst has an MBA in finance and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

James W. Atkinson.  Mr. Atkinson has served as a trustee of the Trust since 2011.  Mr. Atkinson currently is a commercial pilot at Atkinson Aviation LLC.  Mr. Atkinson has held numerous senior management positions in the financial services industry, including serving as Executive Vice President of Ariel Capital Management, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer for Ariel Capital Management, the Ariel Mutual Funds and Ariel Distributors and the Chief Compliance Officer for Ariel Capital Management and Ariel Distributors.  He also served as Senior Vice President, Finance & Administration of Stein Roe & Farnham, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer.  Mr. Atkinson was also a Senior Manager at Arthur Andersen & Co., an independent public accounting firm, where he specialized in auditing and consulting for financial services organizations.  Mr. Atkinson has served as an independent trustee for the Surgeons Diversified Investment Fund and as a trustee for the LaRabida Children’s Hospital.  Mr. Atkinson has a BA in accounting and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Roland C. Baker.  Mr. Baker has served as a trustee of the Trust since 2001.  Mr. Baker currently serves as a consultant to the financial services industry and serves as a Director of Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance and Midland National Life Insurance Company. Mr. Baker has held numerous senior management positions in the financial services industry, serving as President of First Penn-Pacific Life Insurance Company, a member of the Lincoln Financial Group, Founder, Chairman and Chief Executive Officer of Baker, Rakich, Shipley &  Politzer, Inc, consultants to the financial services industry, Chief Executive Officer of the Signature Group, a company specializing in direct response marketing of personal insurance, Chairman and Chief Executive Officer of Old American Insurance Company, a life and health insurer, Senior Vice President of Colonial Penn Group, during which time he was responsible for the financial, actuarial and strategic planning divisions, and Senior Vice President of Beneficial Standard Life Insurance Company.  Mr. Baker has held leadership positions in various not-for-profit organizations including the American Institute of Certified Public Accountants, the Society of Financial Service Professionals, the National Association of Independent Insurers, the American Institute for Property and Liability Underwriters, and the American Council of Life Insurance.  Mr. Baker has previously served on various for profit and not-for-profit boards, including serving as a member of the California State Teacher’s Retirement Board.  Mr. Baker has an MBA, is a Certified Public Accountant (inactive), a Chartered Life Underwriter and a Fellow of the Life Insurance Management Institute and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Faris F. Chesley.  Mr. Chesley has served as a trustee of the Trust since 2002.  Mr. Chesley is Founder and Chairman of Chesley, Taft & Associates, LLC, a registered investment adviser.  Mr. Chesley has held numerous senior management positions in the financial services industry, serving as Vice Chairman of ABN AMRO Incorporated, during which tenure he was Chairman of the firm’s Investment Policy Committee and a member of its Risk Committee, Management Committee and Investment Advisory Committee.  Mr. Chesley also served as Executive Vice President and Director of Prescott, Ball & Turben, Inc, a brokerage firm.  Mr. Chesley has served on the Midwest Stock Exchange’s Specialist Evaluation Committee and as Chairman of the Securities Industry Association’s Central States District.  He currently serves as Chairman of the Investment Committee of the Presbyterian Homes.  Mr. Chesley has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Richard W. Durkes.  Mr. Durkes has served as a trustee of the Trust since 2011.  Mr. Durkes has held numerous senior management positions in the financial services industry.  He currently serves as a Managing Director of Sandler O’Neill & Partners, L.P., a full service investment banking firm focused on the financial services sector.  He has served as Advisory Director for Berkshire Capital Corporation, an advisory firm specializing in asset management companies; Global Managing Director, member of the Global Equity Directorate (London) and Head of Equities and the Investment Banking Group at ABN AMRO Inc., a global commercial and investment bank; Executive Vice President and Director of the Chicago Corporation, a corporate finance services firm that was acquired by ABN AMRO Inc.; President and Chief Executive Officer, First City Bancshares, Inc., a community bank holding company; and Trust Officer of The Northern Trust Company, a global financial services firm.  Mr. Durkes holds the Series 7, 24 and 63 securities licenses and currently serves as trustee and Treasurer for the Sankaty Head Foundation and on the Jefferson Scholar selection committee for Graduate Fellowships at the University of Virginia.  Mr. Durkes has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Interested Trustees

James G. O’Brien.  Mr. O’Brien has served as a trustee of the Trust since 2011 and President of the Trust since 2010.  Mr. O’Brien has served as the Managing Director North America for Henderson Global Investors since 2008.  Prior to this he was the Director of Corporate Services for Henderson for over seven years.  He has served as the Co-Founder and Chief Operating Officer for aKosys, a technology and advisory company; a Senior Managing Director of Finance and Administration at Kennedy Wilson, an international real estate investment and services firm; Executive Vice President and Senior Vice President for Heitman Properties, a real estate investment management firm; and Senior Vice President, Vice President and Commercial Lease Administrator for JMB Properties Company, a real estate property management company.  Mr. O’Brien has his J.D. from Chicago-Kent College of Law and currently serves on the Board of Directors for The Olson Company.

Charles Thompson II.  Mr. Thompson has served as trustee of the Trust since 2011 and Vice President of the Trust since 2010.  Mr. Thompson is the Director of Retail Sales North America for Henderson Global Investors.  Prior to this he was the Director of National Sales for three years and Central Division Director for five years, both for Henderson.  He held several positions with Van Kampen Investments, predecessor of global investment firm Invesco, starting with Internal Wholesaler and ending as the Regional Vice President during his eight years with the company.  Mr. Thompson holds his Series 6, 7, 63, 65/66 and 24 securities licenses.

Risk Oversight.  Through its direct oversight role, and indirectly through its committees and the officers and service providers, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance and valuation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and processes; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Funds and any measures taken to mitigate those risks; and (5) engaging the services of the Funds’ CCO to report regularly and test the compliance procedures of the Funds and the service providers.

Standing Committees of the Board.  The Board oversees other Funds that are not part of this SAI.  Information below represents meetings held on behalf of all the Henderson Global Funds.  The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below.  The Audit Committee, Governance Committee and Valuation Committee are comprised solely of Independent Trustees.

The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust’s financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee receives annual representations from the Trust’s independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee’s duties and powers.  Currently, the members of the Audit Committee are Messrs. Baker (Chair), Chesley, Gerst, Atkinson and Durkes.  The Audit Committee held two meetings during the fiscal year ended July 31, 2012.

The Governance Committee oversees the effective functioning of the Board and its committees.  It also seeks and reviews candidates for consideration as nominees for membership on the Board.  Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust.  Currently, the members of the Governance Committee are Messrs. Baker, Chesley, Gerst (Chair), Atkinson and Durkes.  The Governance Committee held one meeting during the fiscal year ended July 31, 2012.

During the fiscal year ended July 31, 2012, the Valuation Committee determined a fair value of securities for which market quotations were not readily available.  Currently, the members of the Valuation Committee are Messrs. Chesley (Chair) and Baker.  The Valuation Committee held 12 meetings during the fiscal year ended July 31, 2012.

Management Ownership of the Funds.  The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned of the Funds and of all Henderson Global Funds overseen by each Trustee in the Trust as of December 31, 2011.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
James W. Atkinson		$10,001-$50,000
Global Equity Income Fund	$10,001-$50,000
Global Technology Fund	$10,001-$50,000
All other Funds	None
Roland C. Baker		$50,001-$100,000
European Focus Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
All other Funds	None
Faris F. Chesley		Over $100,000
Global Technology Fund	Over $100,000
International Opportunities Fund	$10,001-$50,000
All other Funds	None
Richard W. Durkes		$10,001-$50,000
Global Equity Income Fund	$10,001-$50,000
Global Technology Fund	$10,001-$50,000
All other Funds	None
C. Gary Gerst		Over $100,000
European Focus Fund	Over $100,000
International Opportunities Fund	Over $100,000
All other Funds	None
Interested Trustees
James G. O’Brien		Over $100,000
European Focus Fund	Over $100,000
Emerging Markets Opportunities Fund	$10,001-$50,000
Global Equity Income Fund	$50,001-$100,000
International Opportunities Fund	$50,001-$100,000
All other Funds	None
Charles Thompson II		$10,001-$50,000
European Focus Fund	$10,001-$50,000
All other Funds	None

No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser, HIML or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or HIML.  As of October 31, 2012, and with the exception of the Dividend & Income Builder Fund  the Trustees and officers of the Trust, as a group, owned less than 1% of each class of outstanding shares of each of the Funds. The two interested Trustees provided capital for the Dividend & Income Builder Fund, which commenced operations on August 1, 2012. Accordingly, as of October 31, 2012, the interested Trustees as a group owned approximately 36.06% of the Class I shares of the Dividend & Income Builder Fund.

The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust.  This includes salary, as well as both short and long-term incentive compensation.  No other officer, director or employee of the Adviser, HIML, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

Compensation of Trustees.  The Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $40,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee.  Each Independent Trustee also receives a fee of $5,000 for attendance in person or by telephone at any in person meeting of the Board and $750 for attendance in person or by telephone at any committee meeting (other than the Valuation Committee meetings).  Each Independent Trustee also receives a fee of $1,000 for attendance at any telephone meeting of the Board.  Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings.  The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received and the Audit Committee Chairperson receives a supplemental annual retainer of $1,500 in addition to any other fees received.

The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2012.

Trustee Name	Aggregate Compensation from Trust
Independent Trustees
James W. Atkinson	$75,250
Roland C. Baker	$78,250
Faris F. Chesley	$76,750
Richard W. Durkes	$75,250
C. Gary Gerst	$85,250
Interested Trustees
James G. O’Brien1	$0
Charles Thompson II1	$0
___________
1.	Messrs. O’Brien and Thompson are each an Interested Trustee and therefore do not receive any compensation from the Trust.

Code of Ethics.  The Adviser, HIML and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act.  The Codes of Ethics permit employees of the Adviser, HIML and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings.  Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

Proxy Voting Policies.  The Funds have delegated proxy voting responsibilities to HIML, subject to the Board’s general oversight.  The Funds have delegated proxy voting to HIML with the direction that proxies should be voted consistent with the Funds’ best economic interests.  HIML has adopted its own Proxy Voting Policies and Procedures (“Procedures”) for

this purpose.  A copy of the Procedures is attached hereto as Appendix B.  HIML has retained RiskMetrics Group, an independent proxy voting service, to assist in the voting of the Funds’ proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.

All of the Funds, except for the Dividend & Income Builder Fund, have filed with the SEC their proxy voting records for the 12-month period ending June 30, 2012 on Form N-PX, which must be filed each year by August 31.  The Dividend & Income Builder Fund will file with the SEC its proxy voting records for the 12-month period ending June 30, 2013 on Form N-PX. Form N-PX is available on the SEC’s website at http://www.sec.gov.  The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at http://www.hendersonglobalfunds.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS

To the knowledge of the Trust, as of October 31, 2012, the following persons owned beneficially or of record 5% or more of the Funds’ outstanding shares of any class.  Shareholders of record with more than 25% of the outstanding shares of the Funds are believed to hold shares only as nominee.  Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control the Fund (within the meaning of the Section 2(a)(9) of the 1940 Act) and may be able to determine the outcome of a shareholder meeting.

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
All Asset Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	65.44
All Asset Fund Class A	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	8.77
All Asset Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	27.05
All Asset Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	25.96
All Asset Fund Class I	Brown Brothers Harriman Attn: Investment FDS Global 525 Washington Blvd. Jersey City, NJ 07310	79.06
All Asset Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	7.17

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
All Asset Fund Class I	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	10.41
Dividend & Income Builder Fund Class A	Henderson Global Investors (North America) Inc Attn: Corporate Finance 1 Financial Plaza, 19th Floor Hartford, CT 06103	100.00
Dividend & Income Builder Fund Class C	Henderson Global Investors (North America) Inc Attn: Corporate Finance 1 Financial Plaza, 19th Floor Hartford, CT 06103	56.73
Dividend & Income Builder Fund Class C	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	21.76
Dividend & Income Builder Fund Class C	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	21.51
Dividend & Income Builder Fund Class I	James G. & Megan M. O’Brien 5429 Grand Ave. Western Springs, IL 60558	19.43
Dividend & Income Builder Fund Class I	Henderson Global Investors (North America) Inc Attn: Corporate Finance 1 Financial Plaza, 19th Floor Hartford, CT 06103	26.59
Dividend & Income Builder Fund Class I	David J. Jacob 84 Carlisle Mansions Carlisle Place London England SWIPIH7	33.24
Dividend & Income Builder Fund Class I	Chuck S. & Joi L. Thompson 710 Lakeside St. La Porte, IN 46350	16.63
Emerging Markets Opportunities Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.54
Emerging Markets Opportunities Fund Class A	Charles Schwab & Company Inc. 101 Montgomery St. San Francisco, CA 9104	6.59

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Emerging Markets Opportunities Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	58.17
Emerging Markets Opportunities Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	40.82
Emerging Markets Opportunities Fund Class C	Henderson Global Investors (North America) Inc Attn: Corporate Finance 1 Financial Plaza, 19th Floor Hartford, CT 06103	8.36
Emerging Markets Opportunities Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	24.36
Emerging Markets Opportunities Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	51.77
Emerging Markets Opportunities Fund Class I	Henderson Global Investors (North America) Inc Attn: Corporate Finance 1 Financial Plaza, 19th Floor Hartford, CT 06103	24.81
Emerging Markets Opportunities Fund Class I	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	12.33
European Focus Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.09
European Focus Fund Class A	Charles Schwab & Company Inc. 101 Montgomery St. San Francisco, CA 9104	13.57
European Focus Fund Class A	First Clearing LLC 2801 Market St. St. Louis, MO 63103	7.45
European Focus Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	32.01

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
European Focus Fund Class A	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	6.82
European Focus Fund Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	14.11
European Focus Fund Class B	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	13.97
European Focus Fund Class B	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	7.35
European Focus Fund Class B	First Clearing LLC 2801 Market St. St. Louis, MO 63103	10.37
European Focus Fund Class B	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	28.34
European Focus Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	17.13
European Focus Fund Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	21.65
European Focus Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	16.11
European Focus Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	14.07
European Focus Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	23.95
European Focus Fund Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	18.79
European Focus Fund Class I	Linercourse & Co. FBO University Health Care System 1200 Crown Colony Dr. Quincy, MA02169	7.77

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
European Focus Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	15.22
Global Equity Income Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.01
Global Equity Income Fund Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	5.53
Global Equity Income Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	37.68
Global Equity Income Fund Class A	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	5.10
Global Equity Income Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	24.64
Global Equity Income Fund Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	23.21
Global Equity Income Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	10.75
Global Equity Income Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	15.56
Global Equity Income Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	27.70
Global Equity Income Fund Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	21.43
Global Equity Income Fund Class I	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	8.49
Global Equity Income Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	14.86

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Global Equity Income Fund Class I	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	9.41
World Select Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.01
World Select Fund Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	11.09
World Select Fund Class A	First Clearing LLC 2801 Market St. St. Louis, MO 63103	11.11
World Select Fund Class A	Raymond James & Assoc. FBO John B. Edgerton Jr. & Virginia G. Edgerton 5495 Nolan Ave. North Oak Park Heights, MN 55082	15.06
World Select Fund Class A	Raymond James & Assoc. FBO John B. Edgerton Jr. & Virginia G. Edgerton 5495 Nolan Ave. North Oak Park Heights, MN 55082	7.83
World Select Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	29.35
World Select Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	9.98
World Select Fund Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	15.96
World Select Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	18.48
World Select Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	32.08
World Select Fund Class I	Henderson International Inc 737 N. Michigan Ave. Suite 1700 Chicago, IL 60611	59.72

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
World Select Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	27.89
World Select Fund Class I	Raymond James & Assoc. FBO Delaware Charter Guarantee & Trust Boyd Burris PSP 3100 Rolling Rd. Chevy Chase, MD 20815	7.75
Global Technology Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.42
Global Technology Fund Class A	Charles Schwab & Company Inc. 101 Montgomery St. San Francisco, CA 9104	27.28
Global Technology Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	23.79
Global Technology Fund Class A	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	8.97
Global Technology Fund Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	29.15
Global Technology Fund Class B	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	21.94
Global Technology Fund Class B	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	9.41
Global Technology Fund Class B	First Clearing LLC 2801 Market St. St. Louis, MO 63103	16.57
Global Technology Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	15.19
Global Technology Fund Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	25.31

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Global Technology Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	12.51
Global Technology Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	15.04
Global Technology Fund Class C	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	6.62
Global Technology Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	25.19
Global Technology Fund Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	18.32
Global Technology Fund Class I	Charles Schwab & Company Inc. 101 Montgomery St. San Francisco, CA 9104	23.24
Global Technology Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	14.78
International Opportunities Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	16.87
International Opportunities Fund Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	5.56
International Opportunities Fund Class A	Charles Schwab & Company Inc. 101 Montgomery St. San Francisco, CA 9104	7.58
International Opportunities Fund Class A	NFS LLC SAI International Fund 2 Lafayette Boston, MA 02111	21.33
International Opportunities Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	23.15
International Opportunities Fund Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	16.13

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
International Opportunities Fund Class B	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	19.29
International Opportunities Fund Class B	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	5.92
International Opportunities Fund Class B	First Clearing LLC 2801 Market St. St. Louis, MO 63103	19.32
International Opportunities Fund Class B	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	13.14
International Opportunities Fund Class B	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	8.81
International Opportunities Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	21.13
International Opportunities Fund Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	20.59
International Opportunities Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	17.71
International Opportunities Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	13.70
International Opportunities Fund Class R	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.02
International Opportunities Fund Class R	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	56.36
International Opportunities Fund Class R	Hartford Securities 1 Griffin Rd. North Windsor, CT 06095	6.51
International Opportunities Fund Class R	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	8.79

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
International Opportunities Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	27.12
International Opportunities Fund Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	25.13
International Opportunities Fund Class I	LPL Financial Attn: Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150	6.30
International Opportunities Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	14.45
International Opportunities Fund Class I	NFS FBO National Penn Investors P.O. Box 7088 Wyomissing, PA 19610	6.78

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadviser.  HGINA, 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Funds’ investment adviser.  HIML, 201 Bishopsgate, London UK EC2M 3AE is the Funds’ Subadviser.  The Adviser and Subadviser are indirect, wholly-owned subsidiaries of Henderson Group plc.

As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world.  Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.

The Adviser provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  HIML provides investment advisory services to each Fund pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”).

Pursuant to the Advisory Agreement, the Adviser acts as each Fund’s adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.  In addition to the advisory fee, each Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of a Fund’s relative net assets.  Expenses that will be borne directly by the Funds include, but are not limited to, the following:  fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

Each Fund pays the Adviser a monthly fee for providing investment advisory services at an annual rate of each Fund’s average daily net assets as set forth below.

All Asset Fund	0.40%.
Dividend & Income Builder Fund	0.75% for the first $1 billion; 0.65% for the next $1 billion; and 0.55% for the balance thereafter.
Emerging Markets Opportunities Fund	1.00% for the first $1 billion; 0.90% for the next $1 billion; and 0.85% for the balance thereafter.
European Focus Fund	1.00% for the first $500 million; 0.90% for the next $1 billion; and 0.85% for the balance thereafter.
Global Equity Income Fund	0.85% for the first $1 billion; 0.65% for the next $1 billion; and 0.60% for the balance thereafter.
Global Technology Fund	1.00% for the first $500 million; 0.95% for the next $500 million; and 0.90% for the balance thereafter.
International Opportunities Fund	1.10% for the first $1 billion; 0.95% for the next $1 billion; and 0.85% for the balance thereafter.
World Select Fund	0.80% for the first $500 million; 0.70% for the next $1 billion; and 0.65% for the balance thereafter.

Under the Sub-Advisory Agreement, the Subadviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Funds subject to the oversight of the Board and the Adviser.

The Adviser pays HIML a monthly fee for providing investment subadvisory services at an annual rate of the  average daily net assets of each Fund as set forth below.

All Asset Fund	0.35%.
Dividend & Income Builder Fund	0.35%.

Emerging Markets Opportunities Fund	0.35%.
European Focus Fund	0.35%.
Global Equity Income Fund	0.35%.
Global Technology Fund	0.35%.
International Opportunities Fund	0.35%.
World Select Fund	0.35%

The advisory fees and other expenses of the Funds reimbursed by the Adviser for the Funds during the last three fiscal years are set forth below.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no advisory fees are reported for the Fund.

	Fiscal year ended July 31, 2010
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
European Focus Fund	$ 5,199,475	—	$1,529
Global Equity Income Fund	$ 4,542,808	$37,881	—
Global Technology Fund	$ 1,648,321	—	—
International Opportunities Fund	$33,464,608	—	$7,393
World Select Fund	$ 155,013	$50,928	—

	Fiscal year ended July 31, 2011
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
Emerging Markets Opportunities Fund1	$ 68,801	$68,801	$81,495
European Focus Fund	$ 5,730,509	—	—
Global Equity Income Fund	$ 7,703,725	—	—
Global Technology Fund	$ 2,916,278	—	—
International Opportunities Fund	$33,787,649	—	—
World Select Fund	$ 164,170	$67,127	—
_______
1.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

	Fiscal year ended July 31, 2012
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
All Asset Fund1	$ 40,099	$ 40,099	$45,894
Emerging Markets Opportunities Fund	$ 150,680	$102,436	—
European Focus Fund	$ 4,883,419	—	—
Global Equity Income Fund	$ 8,799,158	—	—
Global Technology Fund	$ 3,028,072	—	—
International Opportunities Fund	$26,544,516	—	—
World Select Fund	$ 115,382	$ 98,517	—

_______
1.      The All Asset Fund commenced operations on March 30, 2012.

With respect to each Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding the Rule 12b-1 fees, other class-specific expenses, interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to:  0.60% of the Fund’s average daily net assets for the All Asset Fund, 1.05% of the Fund’s average daily net assets for the Dividend & Income Builder Fund, 1.75% of the Fund’s average daily net assets for the European Focus Fund, Global Technology Fund and International Opportunities Fund, 1.15% of the Fund’s average daily net assets for Global Equity Income Fund, 1.70% of the Fund’s average daily net assets for World Select Fund and 1.54% of the Fund’s average daily net assets for Emerging Markets Opportunities Fund.  These contractual arrangements will remain in effect until July 31, 2020 for each Fund other than the All Asset Fund, Dividend & Income Builder Fund and Emerging Markets Opportunities Fund.  These contractual arrangements will remain effect until July 31, 2015 for the All Asset Fund, Dividend & Income Builder Fund and Emerging Markets Opportunities Fund.

Each of the Advisory Agreement and Sub-Advisory Agreement for a Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of a Fund or the Board.  Each agreement may be terminated at any time, upon 60 days’ written notice by either party.  Each agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio.  Each agreement shall terminate automatically in the event of its assignment.  The agreements provide that the Adviser and Subadviser shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its respective obligations and duties under the applicable agreement.

Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name “Henderson” in its name or in its business in any form or combination.

Distributor.  The Distributor, Foreside Fund Services, LLC., Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor distributes shares of each Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor.  The Distributor continually distributes shares of each Fund on a best efforts basis.  The Distributor is not obligated to sell any specific amount of Fund shares.  Each Fund reserves the right to suspend or discontinue distribution of shares.

The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.  The Distributor is not affiliated with the Adviser, State Street or their affiliates.

You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on each Fund’s behalf.  Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf.  Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, accepts the order.  Client orders will be priced at each Fund’s net asset value next computed after an authorized intermediary or the intermediary’s authorized designee accepts them.

Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund’s then-current Prospectus, and the net asset value on which such price is based.  Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time.  In addition, the Distributor is entitled to deduct a contingent deferred sales charge (“CDSC”) on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund.  The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by the Distributor on 60 days’ written notice to the Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days’ written notice to the Distributor.  The Distribution Agreement shall terminate automatically in the event of its assignment.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services which includes that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Distribution Plan.  The Trust has adopted a distribution plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act pertaining to the European Focus Fund’s and Global Technology Fund’s Class A, Class B and Class C shares, the International Opportunities Fund’s Class A, Class B, Class C and Class R shares and the All Asset Fund’s, Dividend & Income Builder Fund’s, Emerging Markets Opportunities Fund’s, Global Equity Income Fund’s and World Select Fund’s Class A and Class C shares.  In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.  The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of each Fund’s shares, although it is impossible to know for certain the level of sales and redemptions of a Fund’s shares in the absence of the Plan or under an alternative distribution arrangement.

Under the Plan, each Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares, and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively.  Under the Plan, the

International Opportunities Fund pays the Distributor a 12b-1 fee of 0.50% of the average daily net assets attributable to its Class R shares.

Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class B and Class C shares.  The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares.  These fees constitute compensation to the Distributor and are not dependent on the Distributor’s expenses incurred.  The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs.  The distribution fee for Class B and Class C shares may also be used to finance the costs of advancing sales commissions to investment representatives.  These fees may also be used to finance the costs incurred by the Distributor for marketing-related activities.  The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it.  The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.  However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.  Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.

Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not “interested persons” of the Trust.

If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any of the Funds (or class of shares thereof), each may continue in effect with respect to any other Fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

During the last three fiscal years, the Distributor received and retained sales loads on the sale of shares of each of the Funds as shown below.  Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no fees are reported for the Fund.

	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2011	Fiscal Year Ended July 31, 2012
All Asset Fund1
Class A
Received	—	—	$ 88,675
Retained	—	—	$ 7,746
Emerging Markets Opportunities Fund2
Class A
Received	—	$ 78,966	$ 25,934
Retained	—	$ 443	$ 2,475
European Focus Fund
Class A
Received	$ 723,078	$ 490,829	$ 397,879
Retained	$ 73,402	$ 46,357	$ 39,262
Global Equity Income Fund
Class A
Received	$ 3,139,934	$ 3,221,968	$ 2,167,870
Retained	$ 300,712	$ 296,122	$ 203,321
Global Technology Fund
Class A
Received	$ 468,234	$ 822,826	$ 220,889
Retained	$ 47,846	$ 79,820	$ 22,880
International Opportunities Fund
Class A
Received	$ 1,832,914	$ 795,946	$ 286,036
Retained	$ 191,892	$ 80,274	$ 30,435
World Select Fund
Class A
Received	$ 34,415	$ 12,280	$ 5,274
Retained	$ 3,702	$ 1,212	$ 396
_______
1.      The All Asset Fund commenced operations on March 30, 2012.
2.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Funds for the last three fiscal years are set forth in the table below.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no distribution fees for the Class A Shares are reported for the Fund.

	Class A Shares Fiscal year ended July 31, 2010		Class A Shares Fiscal year ended July 31, 2011		Class A Shares Fiscal year ended July 31, 2012
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
All Asset Fund1	$ —	$ —	$ —	$ —	$ 1,320	$ —
Emerging Markets Opportunities Fund2	$ —	$ —	$ 11,018	$ —	$ 19,202	$ 395
European Focus Fund	$ 721,635	$ 100	$ 800,312	$ —	$ 654,878	$ 12,562
Global Equity Income Fund	$ 677,283	$ 18,225	$ 1,105,226	$ 1,451	$1,108,243	$ —
Global Technology Fund	$ 240,031	$ 1	$ 438,267	$ 2,501	$ 412,623	$ 2,550
International Opportunities Fund	$5,393,107	$ 26,868	$ 5,235,550	$ 27,649	$3,667,562	$ 5,626
World Select Fund	$ 20,437	$ —	$ 23,367	$ —	$ 18,073	$ —

_______
1.      The All Asset Fund commenced operations on March 30, 2012.
2.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

The fees paid to the Distributor pursuant to the Plan for the Class B shares for the last three fiscal years for the Funds are set forth in the table below.

	Class B Shares Fiscal year ended July 31, 2010		Class B Shares Fiscal year ended July 31, 2011		Class B Shares Fiscal year ended July 31, 2012
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
European Focus Fund	$350,941	$ 82,577	$366,057	$ 55,269	$243,169	$ 40,356
Global Technology Fund	$ 78,772	$ 34,993	$114,799	$ 22,496	$103,022	$ 24,246
International Opportunities Fund	$925,836	$236,104	$857,086	$201,659	$586,495	$144,342

The fees paid to the Distributor pursuant to the Plan for the Class C shares for the last three fiscal years for the Funds are set forth in the table below.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no distribution fees for the Class C Shares are reported for the Fund.

	Class C Shares Fiscal year ended July 31, 2010		Class C Shares Fiscal year ended July 31, 2011		Class C Shares Fiscal year ended July 31, 2012
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
All Asset Fund1	$ —	$ —	$ —	$ —	$ 1,235	$ —
Emerging Markets Opportunities Fund2	$ —	$ —	$ 5,856	$ 1,614	$ 18,290	$ 570
European Focus Fund	$1,272,860	$ 35,065	$1,317,165	$ 8,964	$ 989,409	$ 22,256
Global Equity Income Fund	$2,095,404	$ 65,563	$3,301,404	$ 81,628	$3,459,953	$ 71,600
Global Technology Fund	$ 486,049	$ 10,589	$ 706,489	$ 15,473	$ 718,589	$ 22,296
International Opportunities Fund	$7,578,627	$ 111,393	$6,996,629	$ 59,256	$4,834,585	$ 32,223
World Select Fund	$ 74,304	$ 394	$ 74,944	$ 156	$ 61,661	$ 235
_______
1.      The All Asset Fund commenced operations on March 30, 2012.
2.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

The fees paid to the Distributor pursuant to the Plan for the Class R shares for the last fiscal year for the International Opportunities Fund is set forth in the table below.

	Class R Shares Fiscal year ended July 31, 2010		Class R Shares Fiscal year ended July 31, 2011		Class R Shares Fiscal year ended July 31, 2012
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
International Opportunities Fund	$28,680	$ —	$38,402	$ —	$32,205	$ —

The amounts in the table below were spent pursuant to the Plan during the fiscal year ended July 31, 2012.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no fees are reported for the Fund.

	Compensation to Dealers	Financing of Advance Commissions	Other1
All Asset Fund2	$ 1,468	$ 969	$ 118
Emerging Markets Opportunities Fund	$ 24,145	$ 13,677	$ 655
European Focus Fund	$1,533,770	$ 420,088	$ 9,098
Global Equity Income Fund	$3,577,351	$1,056,369	$ 6,446
Global Technology Fund	$ 995,685	$ 286,618	$ 1,453
International Opportunities Fund	$8,383,946	$ 892,914	$ 27,665
World Select Fund	$ 73,912	$ 5,974	$ 83
_______
1.	Aggregate amount paid for advertising, printing and mailing of prospectuses for other than current shareholders and compensation to sales personnel.
2.      The All Asset Fund commenced operations on March 30, 2012.

Custodian.  State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian (“State Street”) to the Funds.  Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes each Fund’s net asset value and keeps the book account for each Fund.

Transfer Agent And Dividend Disbursing Agent. State Street serves as the transfer and dividend disbursing agent (the “Transfer Agent”) for the Funds pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Board concerning the operations of the Funds.

Administrator.  State Street serves as the administrator (the “Administrator”) for the Trust pursuant to an administration agreement (the “Administration Agreement”).  State Street has agreed to maintain office facilities for the Trust; oversee the computation of each Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust.  The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees.  As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

The fees paid to the Administrator for the last three fiscal years for the Funds are set forth below.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no administration fees are reported for the Fund.

	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2011	Fiscal Year Ended July 31, 2012
All Asset Fund1	$ —	$ —	$ 2,506
Emerging Markets Opportunities Fund2	$ —	$ 1,778	$ 3,780

Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2011	Fiscal Year Ended July 31, 2012
European Focus Fund	$ 139,182	$ 147,098	$ 122,801
Global Equity Income Fund	$ 139,536	$ 229,912	$ 263,141
Global Technology Fund	$ 43,740	$ 73,669	$ 75,947
International Opportunities Fund	$ 925,338	$ 896,641	$ 680,192
World Select Fund	$ 4,328	$ 4,295	$ 3,617
_______
1.      The All Asset Fund commenced operations on March 30, 2012.
2.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

Independent Registered Public Accounting Firm.  Ernst & Young LLP, independent registered public accounting firm located at 155 North Wacker Drive, 20th floor, Chicago, Illinois 60606, has been selected as independent public registered accounting firm for the Trust.  The audit services performed by Ernst & Young LLP include audits of the annual financial statements of each of the Funds of the Trust.  Other services provided principally relate to filings with the SEC and the preparation of the Funds’ tax returns.

Outside Counsel.  The law firm of Vedder Price P.C. serves as counsel to the Funds.  K&L Gates LLP serves as counsel to the Independent Trustees.

Intermediaries.  Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales.  These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services.  The rate at which the Funds reimburse the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points.  The rate at which the Funds reimburse the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows:  (i) for accounts charged a per account networking fee, up to $20.00 per open account for Class B and Class C shares and up to $17.00 per open account for all other share classes, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Funds’ Transfer Agent for closed accounts.  The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Funds.

PORTFOLIO MANAGERS

Portfolio Management.  Bill McQuaker and Chris Paine are the portfolio managers for the All Asset Fund.

Alex Crooke, Job Curtis, Jenna Barnard and John Pattulo are the portfolio managers for the Dividend & Income Builder Fund.

Bill McQuaker is the lead portfolio manager for the Emerging Markets Opportunities Fund.  Andrew Beal, Nicholas Cowley and Stephen Peak make up the other members of the portfolio management team.

Stephen Peak is the lead portfolio manager for the European Focus Fund.

Alex Crooke and Job Curtis are the co-lead portfolio managers for the Global Equity Income Fund.

Ian Wamerdam and Stuart O’Gorman are the portfolio managers for the Global Technology Fund.

Stephen Peak, Nicholas Cowley, John Crawford, Andrew Mattock, Bill McQuaker, Vincent Musumeci, Stuart O’Gorman, Tim Stevenson and Ian Warmerdam are the portfolio managers for the International Opportunities Fund.

Matthew Beesley is the portfolio manager for the World Select Fund.

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of July 31, 2012.  Unless noted otherwise, none of the portfolio managers managed any other accounts.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Jenna Barnard	Henderson Strategic Income Fund	48.5m	Preference & Bond Fund Strategic Bond Fund Henderson Managed Distribution Fund Henderson Cautious Managed Fund Henderson Fixed Interest Monthly Income	1.2bn* 2.0bn* 32.6m* 1.7bn* 1.2bn*			6.9bn
Andrew Beal	Henderson Emerging Markets Opportunities Fund	9.9m	Henderson Asia Pacific Capital Growth Fund Henderson Horizon Asian Growth Fund Henderson Asian Growth Trust Trust	317.5m* 35.4m* 427.8m*			790.6m
Matthew Beesley	Henderson World Select Fund	13.9m	Henderson Global Focus Fund Henderson Gartmore Global Focus Fund OEIC	307.5m* 34.2m*			355.6m
Nicholas Cowley	Henderson Emerging Markets Opportunities Fund Henderson International Opportunities Fund	3.9m 439.5m	Henderson Horizon American Equity Fund	144.3m*			148.2m
Alex Crooke	Henderson Global Equity Income Fund	1.16bn	Bankers Investment Trust plc Henderson High Income Trust plc	105.3m* 186.2m*			1.4bn

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Job Curtis	Henderson Global Equity Income Fund	1.16bn	Henderson Global Dividend Income The City of London Investment trust plc	2.3m* 1.2bn*	2.2bn
John Crawford	Henderson International Opportunities Fund	439.5m	Henderson Asia Absolute Return Fund Henderson Asia Absolute Return Select Fund Henderson Asia Absolute INC	252.8m* 12.9m* 34.0m*	739.2m
Andrew Mattock	Henderson International Opportunities Fund	439.5m	Henderson Horizon China Fund	190.2m*	629.7m
Bill McQuaker	Henderson All Asset Fund Henderson Emerging Markets Opportunities Fund Henderson International Opportunities Fund	35.5m 17.0m 2.4bn	Henderson Multi-Manager Active Fund Henderson Multi-Manager Distribution Fund Henderson Multi-Manager Income & Growth Fund Henderson Multi-Manager Managed Fund Henderson Diversified Growth Fund	423.8m* 311.9m* 1.1bn* 667.3m* 61.1m*	5.0bn
Vincent Musumeci	Henderson International Opportunities Fund	439.5m	―	―	439.5m
Stuart O’Gorman	Henderson Global Technology Fund Henderson International Opportunities Fund	297.6m 188.4m	Horizon Global Technology Fund Henderson Global Technology Unit Trust Henderson Global Innovation Unit Trust	1.7bn* 599.9m* 349.8m*	3.1bn
Chris Paine	Henderson All Asset Fund	35.5m	―	―	35.5m
John Pattulo	Henderson Strategic Income Fund	48.5m	Preference & Bond Fund Strategic Bond Fund Henderson Managed Distribution Fund Henderson Cautious Managed Fund Henderson Fixed Interest Monthly Income	1.2bn* 2.0bn* 32.6m* 1.7bn* 1.2bn*	6.9bn

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Stephen Peak	Henderson Emerging Markets Opportunities Fund Henderson European Focus Fund Henderson International Opportunities Fund Henderson International Opportunities Fund (Europe 1 sleeve)	3.3m 464.7m 2.4bn 664.9m	European Absolute Return Fund Henderson UK High Alpha Fund	59.3m* 709.0m*	4.6bn
Tim Stevenson	Henderson International Opportunities Fund	644.6m	HHF Pan Euro Equity Fund Henderson Eurotrust plc Bankers Law Debenture Corp	2.0bn* 188.5m* 105.4m* 63.3m*	3.0bn
Ian Warmerdam	Henderson Global Technology Fund Henderson International Opportunities Fund	297.6m 188.4m	Horizon Global Technology Fund Henderson Global Technology Unit Trust Henderson Global Innovation Unit Trust	1.7bn* 599.9m* 349.8m*	3.1bn
*Performance fee account.

Portfolio Management Conflicts of Interest.  The Adviser seeks to foster a reputation for integrity and professionalism.  That reputation is a vital business asset.  The confidence and trust placed in us by investors is something that is highly valued and must be protected.  As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited.  A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson’s clients.  The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

The portfolio managers responsible for managing the Funds may currently or in the future also manage one or more other accounts.  Other than potential conflicts between investment strategies, the side-by-side management of a Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades).  Henderson has policies and procedures reasonably designed to mitigate these conflicts.  The portfolio managers may advise certain accounts under a performance fee arrangement.  A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

Portfolio Management Compensation.  Following is a summary of the compensation received by Henderson’s investment professionals for all accounts managed and not just for the applicable Funds.  Henderson’s investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

•	Pre-defined, objective, measurable investment performance
•	Performance goals that are ambitious, but attainable
•	The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio’s risk return parameters.

The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan.  In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth.  “Profitable asset growth” refers to the increase in adviser revenues generated less the increase in costs.  It is typically calculated per adviser team on a calendar year basis.  Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly.  Currently, none of the Funds charge performance-related fees.

A summary of the compensation package is as follows:

•	Basic Salaries: in line with or better than the industry average
•
Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

•	Growth Equity Bonus Plan: the GEB is based on a team’s contribution to a rise in profits, it is designed to reward profitable asset growth
•	Long Term Incentive Plan: as described above
•	Employee Share Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson
•
Performance-related fees: for some funds, any performance-related fee earned by the firm is shared with individuals generating that performance.  If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund’s relevant disclosure document (i.e., prospectus or offering memorandum).  Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund’s returns to either (i) a peer group, (ii) an index or (iii) an absolute return.

Portfolio Management Fund Ownership.  As of July 31, 2012, the portfolio managers did not own shares of any of the Funds.  The Funds’ shares are not registered to be sold outside of the US.  Many of the Funds’ portfolio managers reside outside of the US and are not eligible to purchase shares of the Funds.

BROKERAGE ALLOCATION

Subject to the overall oversight of the Board, the Adviser and Subadviser place orders for the purchase and sale of a Fund’s portfolio securities.  The Adviser and Subadviser seek the best price and execution obtainable on all transactions.  Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer).  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices.  In connection with OTC transactions, the Adviser and Subadviser attempt to deal directly with the principal market makers, except in those circumstances where the Adviser and Subadviser believe that a better price and execution are available elsewhere.

The Adviser and Subadviser select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms’ professional services.  Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business.  The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies.  Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser and Subadviser in servicing all of their accounts.  In addition, not all of these services may be used by the Adviser and Subadviser in connection with the services they provide to a particular Fund.

Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds.  In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm’s knowledge of the security, the firm’s ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm’s ability to provide access to new issues.  While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions.  The Adviser may, consistent with the interests of the Funds and subject to the oversight of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser or Subadviser under their respective agreements.  A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser or Subadviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser or Subadviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.  The Subadviser and its affiliates may participate in commission sharing arrangements where commissions incurred by their clients are used to compensate certain brokers who provide both proprietary and third party research.  All or a portion of the commissions paid by the Funds may be used to offset the Subadviser’s and its affiliates’ obligation to pay brokers for proprietary research services.

Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares.  Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser and Subadviser deem to be a desirable investment for each Fund.  The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice.  The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund’s shares will be sold for net asset value determined at the same time the accepted securities are valued.  The Trust will only accept  securities delivered in proper form and will not accept securities subject to legal restrictions on transfer.  The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities.  The acceptance of securities by the Trust must comply with the applicable laws of certain states.

The table below shows information on brokerage commissions paid by the Funds for the last three fiscal years.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no brokerage commissions are reported for the Fund.

	Fiscal Year ended July 31, 2010	Fiscal Year ended July 31, 2011	Fiscal Year Ended July 31, 2012
All Asset Fund1	$ —	$ —	$ 9,610
Emerging Markets Opportunities Fund2	$ —	$ 46,565	$ 52,572
European Focus Fund	$ 1,139,155	$ 1,277,736	$ 1,010,252
Global Equity Income Fund	$ 2,722,537	$ 2,851,534	$ 3,138,232
Global Technology Fund	$ 425,606	$ 851,066	$ 896,375
International Opportunities Fund	$ 5,716,609	$ 7,685,493	$ 4,777,068
World Select Fund	$ 38,595	$ 39,051	$ 36,472
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1.      The All Asset Fund commenced operations on March 30, 2012.
2.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year.  As of July 31, 2012, none of the Funds  held any such securities.

CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share).  When issued, shares of each class of each Fund are fully paid and non-assessable.  No class of shares of any Fund has preemptive rights or subscription rights.

The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes.  The Trust currently consists of nine series, each of which consists of a fund, eight of which are discussed in this SAI.  Pursuant to the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval.

This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.  The Trustees have authorized the issuance of Class A, Class B, Class C and Class R shares of the International Opportunities Fund.  The Trustees have authorized the issuance of Class A, Class B, Class C and Class I shares of the European Focus Fund and Global Technology Fund.  The Trustees have also authorized the issuance of Class A, Class C and Class I Shares of the All Asset Fund, Dividend & Income Builder Fund, Emerging Markets Opportunities Fund, Global Equity Income Fund and World Select Fund.

Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust’s Declaration of Trust and By-Laws.  The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so.  Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting or fractional shares).  Shareholders of each Fund or class are entitled to vote alone on matters that only affect that Fund or class.  All Henderson Global Funds and classes of shares of each Henderson Global Fund will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument.  Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Henderson Global Fund of the Trust.  Voting regarding the distribution plan applicable to Class A, Class B, Class C, Class R or Class I shareholders will be regarded as matters requiring a specific vote by that class.  If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter.  Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.

As used in this SAI and the Prospectus, the phrase “majority vote of the outstanding voting securities” of a Fund or class means the vote of the lesser of:  (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to that Fund or class if a majority of the outstanding voting securities of the Fund or class votes for the approval of the matter, notwithstanding that:  (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of a Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee.  Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Trust’s shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class.  Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

Under Delaware law, the Trust’s shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that  Fund.  The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.  No series of the Trust is liable for the obligations of any other series of the Trust.

The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan  approved by the investment company’s board of directors/trustees and filed with the SEC.  The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Funds.  The Multi-Class Plan includes the following:  (i) shares of each class of each Henderson Global Fund are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson Global Fund; and (iii) each Fund’s Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

PURCHASES, EXCHANGES AND REDEMPTION INFORMATION

Purchases.  As described in the Prospectus, shares of the Funds may be purchased in a number of different ways.  Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  An investor may place orders directly through the Transfer Agent or through arrangements with his/her authorized broker and/or financial advisor.

Retirement Plans.  Shares of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts (“IRAs”), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs (“SEP IRAs”).  Participants in retirement plans must contact the plan’s administrator to purchase, exchange or redeem Class R shares.  For plan administrator contact information, participants should contact their respective employer’s human resources department.  Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

Exchanges.  As described in the Prospectus, shareholders of each Fund have certain exchange privileges.  Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective Prospectus.  An exchange of shares is a taxable transaction for federal income tax purposes.

Additional Payments.  Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Funds.  These fees do not come out of the Funds’ assets.  Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts.  These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.  Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds.  These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that a Fund receives to invest on behalf of an investor and will not increase expenses of the Funds.  You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Funds and discuss this matter with your financial adviser.

Additional Charges.  Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

Contingent Deferred Sales Charges - Class A, Class B and Class C Shares.  Class A shareholders may exchange their Class A shares that are subject to a CDSC, as described in the Prospectus (“outstanding Class A shares”), for Class A shares of another Henderson Global Fund (“new Class A shares”) on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares.  Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund’s CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

Class B shareholders may exchange their Class B shares (“outstanding Class B shares”) for Class B shares of another Henderson Global Fund (“new Class B shares”) on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares.  Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund’s CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

Class C shareholders may exchange their Class C shares (“outstanding Class C shares”) for Class C shares of another Henderson Global Fund (“new Class C shares”) on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption.  (Class C shares are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.)

For purposes of computing the CDSC (and conversion feature, if applicable) that may be payable upon the redemption of the new Class A, Class B or Class C shares, the holding period of the outstanding shares is “tacked” onto the holding period of the new shares.

Each exchange will be made on the basis of the relative net asset value per share of the Fund involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request.  Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) to receive the price computed on the day of receipt.  Exchange requests received after that time will receive the price next determined following receipt of the request.  The exchange privilege may be modified or terminated at any time, upon at least 60 days’ notice to the extent required by applicable law.

An exchange of shares between any of the Henderson Global Funds will generally result in a taxable gain or loss for federal income tax purposes.  Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares surrendered) in the amount of the difference between the net asset value of the shares surrendered and the shareholder’s tax basis for those shares.  However, in certain circumstances, shareholders will be ineligible to take sales charges that were incurred on the surrendered shares into account in computing taxable gain or loss on an exchange.  See “Federal Income Tax Matters.”

With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution.  Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

Conversion Of Class B Shares.  As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the same Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund.  For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean:  (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued.  For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account.  Each time any Class B shares in the shareholder’s regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.  The portion will be determined by the ratio that the shareholder’s Class B shares converting to Class A shares bears to the shareholder’s total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

Redemptions. As described in the Prospectus, shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of any Fund.

Under unusual circumstances, when the Board deems it in the best interest of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values.  The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act.  This requires the Funds to redeem with cash at a shareholder’s election in any case where the redemption involves less than $250,000 (or 1% of that Fund’s net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000).  Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.  Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash.  For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

Other Redemption Information.  If the shareholder has given authorization for telephonic redemption privileges, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account.  Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions.  The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice.  The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder’s dealer of record or bank.  The shareholder is responsible for any charges by the shareholder’s bank.

Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

NET ASSET VALUE

The net asset value per share of each Fund is computed by dividing the value of that Fund’s aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund’s shares outstanding.  For purposes of determining each Fund’s aggregate net assets, receivables are valued at their realizable amounts.  Each Fund’s liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund’s several classes based on their relative net asset size.  Liabilities attributable to a particular class are charged to that class directly.  The total liabilities for a class are then deducted from the class’s proportionate  interest in the Fund’s assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded.  If no sale is reported at that time, the average between the last bid and asked price (the “Calculated Mean”) is used.  Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.  Interest bearing commercial paper which is purchased at par will be valued at par.  Interest is accrued daily.  Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the last reported sale price on the other exchange(s).  If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

Securities and other assets for which market prices are not readily available are priced at a “fair value” as determined by the Adviser in accordance with procedures approved by the Board.  Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE.  Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below).  If events materially affecting the value of a Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when that Fund’s net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board.  The Board has adopted procedures for valuing the Funds’ securities.  Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board, at the next regularly scheduled quarterly meeting of the Board.

Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading.  The NYSE and the Trust’s offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On those days when either or both of the Funds’ custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund’s net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer.  Each purchase and redemption order is subject to any applicable sales charge.  Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem that Fund’s shares.  The sale of each Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund’s best interest to do so.

FEDERAL INCOME TAX MATTERS

The following is a general discussion of certain US federal income tax consequences of investing in the Funds.  It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes.  It is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect.  This discussion generally applies only to holders of shares who are citizens or residents of the US and who are subject to federal income taxation (i.e., not exempt from taxation).  Accordingly, investors should consult with a competent tax adviser before making an investment in a Fund.  The Funds are not managed for tax-efficiency.

Each Fund intends to qualify for each of its taxable years as a regulated investment company under Subchapter M of the Code.  Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.  The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments, including certain commodity-linked investments.

As a regulated investment company, each Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard to the deduction for dividends paid for the taxable year is distributed to the shareholders.  However, a Fund will generally be subject to federal corporate income tax on any undistributed net investment income or net capital gains.  Each Fund intends to distribute all or substantially all of its net investment income and net capital gain each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level.  To avoid this tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  Each Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Funds may be subject to excise tax.

Options, Futures and Foreign Currency Forward Contracts.  A Fund’s transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.

Each Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of a Fund as a regulated investment company, and minimize the imposition of US federal income and excise taxes.

Options held by a Fund at the end of each fiscal year on a broad-based stock index and certain other options, futures contracts and options on futures contracts utilized by a Fund are treated under the Code as Section 1256 contracts and will be required to be “marked-to-market” for federal income tax purposes at the end of each taxable year (and on October  31 of each year for purposes of the 4% excise tax).  Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (the “IRS”) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Currency Fluctuations – “‘Section 988’ Gains or Losses”. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss.  Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Investment in Passive Foreign Investment Companies.  Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”).  In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income.  If a Fund receives an “excess distribution” with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders.  In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares.  A Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years.  Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions.  Excess distributions are characterized as ordinary income for federal income tax purposes even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each Fund may be eligible to elect alternative federal income tax treatment with respect to PFIC shares.  If certain conditions are satisfied, a Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years.  Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

Debt Securities Acquired at a Discount.  Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount.  Generally, the amount of the original issue discount (“OID”) is treated as interest income and a portion of the OID is included in a Fund’s income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities that may be acquired by each Fund in the secondary market may be treated as having market discount.  Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.  Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund.  A Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

REITs.  A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.  At other times, such investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

The Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”).  Under a notice issued by the IRS, a portion of the Funds’ income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  The notice provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a regulated investment company.  However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Distributions.  Distributions are taxable to a US shareholder whether paid in cash or shares.  Distributions of investment company taxable income (as such term is defined in the Code, but without regard to the deduction for dividends paid) are generally taxable as ordinary income.  However, if a portion of a Fund’s investment company taxable income is attributable to “qualified dividend income,” as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2012, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to long-term capital gain; provided both the Fund and the shareholder satisfy certain holding period and other requirements.  For such taxable years, the maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors has been reduced to 15%.  It is currently unclear whether Congress will extend the favorable treatment of qualified dividend income for taxable years beginning after December 31, 2012.  Dividends from most REITs and certain foreign corporations are not eligible for treatment as qualified dividend income.

Dividends paid by a Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the “Dividend Received Deduction”).  Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income.  Corporate shareholders of a regulated investment company must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction.  The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and available capital loss carryovers from prior years), if any, designated by a Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income.  Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to a maximum rate of 15% for taxable years beginning on or before December 31, 2012.  For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate is scheduled to return to 20%.

A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his, her or its shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.  Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to shareholders.

Disposition of Shares.  Upon a redemption, sale or exchange of a shareholder’s shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares.  Shares held for one year or less generally will be taxed as short-term capital gain or loss.  Shares held for more than one year generally will be taxed as long-term capital gain or loss.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares.  Capital losses may be subject to limitations on their use by a shareholder.

In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares.  This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires no later than January 31st of the calendar year following the calendar year of the disposition shares in the same Fund or another regulated investment company and an otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares.  The term “reinvestment right” means any right to acquire shares of one or more regulated  investment companies without the payment of a sales load or with the payment of a reduced sales charge.  Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares.  This provision may be applied to successive acquisitions of Fund shares.

Foreign Withholding Taxes.  Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass-through” to its shareholders the amount of foreign income and similar taxes paid by the Fund.  Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund in computing his or her taxable income for federal income tax purposes, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her federal taxable income or to use such amount as a foreign tax credit against his or her US federal income tax liability, subject to various limitations imposed by the Code.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions for federal income tax purposes.  Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the federal alternative minimum tax, but a foreign tax credit may be available to offset federal alternative minimum tax, subject to various limitations.  Each affected shareholder will be notified after the close of a Fund’s taxable year if the foreign taxes paid by that Fund will “pass-through” for that year.

Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s US tax attributable to his or her total foreign source taxable income.  For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund’s income flows through to its shareholders.  With respect to each Fund, gains from the sale of securities generally will be treated as derived from US sources and Section 988 gains will generally be treated as ordinary income derived from US sources.  The limitation on the foreign tax credit is applied separately to foreign source passive category income, including foreign source passive income received from a Fund.  Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend or the Fund or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  If a Fund fails to satisfy these requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law.  Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Disclosure Statements for Large Losses.  Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Each Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of that Fund’s shares, except in the case of certain exempt shareholders.  All such distributions and proceeds will be subject to withholding of federal income tax (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  The backup withholding rate is 28% for amounts paid through 2012.  This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise.  If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.  Any amounts withheld may be credited against the shareholder’s US federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation.  Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder’s particular situation.  Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above.  Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty).

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons.  If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain.

This discussion does not purport to deal with all of the tax consequences applicable to each Fund or all shareholders of the Funds.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in a Fund.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC.  The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.  Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Funds, including the notes thereto, dated July 31, 2012 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Funds dated as of July 31, 2012.  The information under the caption “Financial Highlights” of the Funds for the period from commencement of operations through July 31, 2012, appearing in the Prospectus has been derived from the financial statements audited by Ernst & Young LLP.  Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon Ernst & Young LLP’s report given on the authority of such firm as experts in accounting and auditing.  The Dividend & Income Builder Fund commenced operations on August 1, 2012, therefore no financial highlights are shown for the Fund.

APPENDIX A

DESCRIPTION OF STANDARD & POOR’S RATINGS GROUP (“S&P”) AND MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From “Moody’s Bond Record,” November 1994 Issue (Moody’s Investors Service, New York,  1994), and “Standard & Poor’s Municipal Ratings  Handbook,” October 1997 Issue (McGraw Hill, New York, 1997).

MOODY’S:

(a) Corporate Bonds.  Bonds rated Aaa by Moody’s are judged by Moody’s to be of the best quality, carrying the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.  Bonds rated Aa are judged by Moody’s to be of high quality by all standards.  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities.  Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.  Bonds rated Baa by Moody’s are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

(b) Commercial Paper.  The Prime rating is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following:  (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.  The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue.  Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment.  Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

(a) Corporate  Bonds.  An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.  Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.  Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal.  Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

Debt rated BB, B, CCC,  CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions.  Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.  Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.  The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.  The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

(b) Commercial Paper.  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.  For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1.  Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

Issues rated B are regarded as having only speculative capacity for timely payment.  The C rating is assigned to short-term debt obligations with a doubtful capacity for payment.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

APPENDIX B

HENDERSON INVESTMENT MANAGEMENT LIMITED
Proxy Policies and Procedures

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm’s clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML’s approach to corporate governance, corporate responsibility and proxy voting.

1.	Responsibilities

The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.	Service Providers

HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.	Voting Guidelines

HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson’s approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.

    3.1.  International Corporate Governance Policy

International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a ‘one size fits all’ policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.1

____________________________
1 These Principles are based on the Organisation for Economic Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

   3.2.   Corporate objective

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavor to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

   3.3.   Disclosure and transparency

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares.  Clear and comprehensive information on directors, corporate governance arrangements and the company’s management of corporate responsibility issues should be provided.

Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights.  Each proposal should be presented separately to shareholders – multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

   3.4.   Boards of directors

Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure.  However, for any corporate board there are certain key functions which apply.

•
Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

•	Monitoring the effectiveness of the company's governance practices and making changes as needed.
•	Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.
•	Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.
•	Ensuring a formal and transparent board nomination and election process.
•	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.
•
Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

•	Overseeing the process of disclosure and communications.

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole.  Each member should stand for election on a regular basis.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

Audit, remuneration and nomination/succession committees should be established.  These should be composed wholly or predominantly of independent non-executives.  Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged.  The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

   3.5.   Shareholder rights

All shareholders should be treated equitably.  Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval.  Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change.  Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

   3.6.    Audit and internal control

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors.  The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies.  Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice.  The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

    3.7.  Remuneration

Remuneration of executive directors and key executives should be aligned with the interests of shareholders.  Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms.  Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives’ contracts should not commit companies to ‘payment for failure’.  Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board’s policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

•	the overall potential cost of the scheme, including the level of dilution
•	the issue price of share options relative to the market price
•	the use of performance conditions aligning the interests of participants with shareholders
•	the holding period ie. the length of time from the award date to the earliest date of exercise
•	the level of disclosure.

     4.    Voting Procedures

The procedure for casting proxy votes is as follows:

1.	Custodians notify ISS of forthcoming company meetings and send proxy materials.
2.	ISS notifies Henderson of meetings via its ProxyExchange website.
3.	ISS provides voting recommendations based on HIML’s Proxy Voting Policies.
4.	The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.
5.	The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.
6.	Voting instructions are sent to custodians via the ProxyExchange website and executed by the custodians.

7.
If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the ProxyExchange website and voting instructions are executed by the custodians.

     5.    Share blocking

In a number of markets in which the funds invest, shares must be suspended from trading (‘blocked’) for a specified period before the Annual General Meeting if voting rights are to be exercised.  Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients’ interest.  In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained.  In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

     6.    Conflicts of interest

For each director, officer and employee of HIML (“HIML person”), the interests of HIML’s clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML’s affiliates.

Accordingly, each HIML person must not put “personal benefit”, whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML’s clients.  “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate.  It is imperative that each of HIML’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of an actual or potential conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

The following are examples of situations where a conflict may exist:

•	Business Relationships – where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
•	Personal Relationships – where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;
•
Familial Relationships – where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

•
Fund Relationships – HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

•
Fund of Fund’s Relationship – HIML may have a conflict where it manages a fund of funds that invests in other affiliated Henderson funds, and the underlying affiliated fund is soliciting votes for a proxy.

It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee.  However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.  In addition, all HIML persons shall certify annually as to their compliance with this policy.

    7.     Proxy Committee

The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees).  Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever an actual or potential conflict of interest is identified.

Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote.  The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

The Proxy Committee will review each item referred to it to determine if an actual or potential conflict of interest indeed exists.  If the Proxy Committee determines that no actual or potential conflict exists, then the proxy will be voted as it otherwise would have been under these procedures.  If the Proxy Committee determines that an actual or potential conflict exists, then it will review the issue and instruct ISS to: (1) vote based on ISS’ recommendation, (2) vote in the same proportion as the other shareholders, (3) abstain from voting entirely, (4) vote in accordance with the recommendation of the investment professional responsible for the account, or (5) vote in another manner as the Proxy Committee deems fit.  With respect to a conflict that arises due to (a) a business transaction involving Henderson Group PLC and the company soliciting the proxy, or (b) a Fund of funds relationship described above only options (1)-(3) above shall be available.

For each matter where the Proxy Committee determines an actual or potential conflict exists, the Proxy Committee will produce a Conflicts Report that (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager’s recommendation.  To the extent the Proxy Committee instructs ISS to vote in accordance with the recommendation of the investment professional responsible for the account, the Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

	Class A	Class B	Class C	Class I
Henderson Strategic Income Fund	HFAAX	HFABX	HFACX	HFAIX

series of

Henderson Global Funds
737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2012, as amended December 29, 2012

Henderson Global Funds (the “Trust”) was organized as a Delaware statutory trust on May 11, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has an unlimited number of authorized shares of beneficial interest that are currently divided among nine series, one of which is described in this Statement of Additional Information (“SAI”), the Henderson Strategic Income Fund (the “Fund” or the “Strategic Income Fund”), a diversified fund.  This SAI relates to the Class A, Class B, Class C and Class I Shares of the Henderson Strategic Income Fund.  The Fund is managed by Henderson Global Investors (North America) Inc. (“HGINA” or the “Adviser”).

This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April 30, 2012 (the “Prospectus”).  The financial statements for the Fund, including the notes thereto, at and for the period ended December 31, 2011, included in the  Fund’s annual report to shareholders are incorporated into this SAI by reference.  The Prospectus and the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

Page
FUND HISTORY AND GENERAL INFORMATION	1
INVESTMENT OBJECTIVE AND STRATEGIES	1
FUND INVESTMENTS AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	27
PORTFOLIO TURNOVER	27
DISCLOSURE OF PORTFOLIO HOLDINGS	28
MANAGEMENT OF THE FUND	29
CONTROL PERSONS AND PRINCIPAL HOLDERS	37
INVESTMENT ADVISORY AND OTHER SERVICES	38
PORTFOLIO MANAGERS	45
BROKERAGE ALLOCATION	47
CAPITALIZATION AND VOTING RIGHTS	49
PURCHASES, EXCHANGES AND REDEMPTION INFORMATION	51
NET ASSET VALUE	54
FEDERAL INCOME TAX MATTERS	55
REGISTRATION STATEMENT	64
FINANCIAL STATEMENTS	64
APPENDIX A	65
APPENDIX B	68

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”).  The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of nine portfolios, one of which is described in this SAI, the Henderson Strategic Income Fund.

Prior to June 1, 2011, the Fund was known as the Henderson Worldwide Income Fund.  Prior to May 19, 2006, the Fund was known as the Henderson Income Advantage Fund.  As of August 1, 2009, the fiscal year end of the Fund was changed to December 31.

HGINA is the investment adviser for the Fund.  Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Adviser in its discretion might, but are not required to, use in managing the Fund’s portfolio assets.  For example, the Adviser may, in its discretion, at any time employ a given practice, technique or instrument for the Fund, but not for other Funds which are series of the Trust, and managed by the Adviser (each a “Henderson Fund” and, collectively, the “Henderson Funds”).  It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them.  Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund’s overall investment strategy, from time to time have a material impact on the Fund’s performance.

INVESTMENT OBJECTIVES AND STRATEGIES

The Fund has its own investment objective and policies, which are described in the Fund’s Prospectus.  Descriptions of the Fund’s policies, strategies and investment  restrictions, as well as additional information regarding the characteristics and risks associated with the Fund’s investment techniques, are set forth below.

Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is executed.  Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund’s asset level or other circumstances beyond the Fund’s control, will not be considered a violation.  The Adviser, subject to the oversight of the Board of Trustees of the Trust (the “Board”), will monitor the percentage of illiquid securities held by the Fund.

The Fund may buy securities that are convertible into common stock.  The Fund may engage in active and frequent trading.

FUND INVESTMENTS AND RELATED RISKS

The following is a summary of certain investments and strategies and the risks most commonly associated with them.  A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies.  However, most mutual funds are allowed to use certain other strategies and investments that may have different risk

1

characteristics.  Accordingly, unless indicated otherwise and subject to the Fund’s investment restrictions, one or more of the types of investments and/or strategies described below, and the risks related thereto, may be associated with the Fund at any time.

Banking Industry And Savings And Loan Obligations. Certificates of deposit are certificates issued against funds deposited in a commercial bank (including eligible foreign branches of U.S. banks, described below) for a definite period of time and earning a specified return and are normally negotiable.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity).  In addition to investing in certificates of deposit and bankers’ acceptances, the Fund may invest in time deposits in banks or savings and loan associations.  Time deposits are generally similar to certificates of deposit, but are uncertificated.  The Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the “FDIC”), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the Adviser’s opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund.  The Fund’s investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC. Although one or more other risks described in this SAI may apply, the largest risk associated with the banking industry and savings and loan obligations include credit risk and inflation risk.

Credit risk is the risk that one or more fixed income securities in the Fund's portfolio will decline in price or fail to pay interest when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the Fund may invest. Changes by nationally recognized statistical rating organization in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund's investments.

Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less than in the future as inflation decreases the value of money.

Borrowing.  The Fund may borrow money as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests.  This borrowing may be unsecured.  The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would

2

increase the cost of borrowing over the stated interest rate.  The Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

Borrowings by the Fund may result in leveraging of the Fund’s shares.  Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders that do not exist for unleveraged funds having a similar investment objective.  These include a higher volatility of the net asset value of the Fund’s shares, increased operating costs and the relatively greater effect of performance on the net asset value of the shares.  So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher current net investment income and/or higher net asset value than if the Fund were not leveraged.  On the other hand, if the interest expense on borrowings approaches the net return on the Fund’s investment portfolio, the benefit of leverage to the Fund’s shareholders will be reduced.  If the interest expense on borrowings were to exceed the net return to shareholders, the Fund’s use of leverage would result in a lower rate of return.  Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis.  The Fund may invest in commercial paper that is rated Prime-1 by Moody’s or A-1 by S&P or, if not rated by Moody’s Investor Services (“Moody’s”) or Standard & Poor’s, Division of McGraw Hill Companies (“S&P”), is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody’s or AAA or AA by S&P. Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include credit risk and liquidity risk. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Contracts for Difference.  A contract for difference ("CFD") is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract.  When entering into a CFD, the Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position). Although one or more of the other risks described in this SAI may apply, the largest risks associated with CFD include credit risk and liquidity risk.

Convertible Securities.  The Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock within a particular period of time.  Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features.  Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities.  Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions

3

or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock.  The largest risks associated with convertible securities include interest rate risk, issuer risk, market risk, prepayment and extension risk and reinvestment risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund (this is also known as reinvestment risk). Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income.  Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.  Convertible securities may be issued as fixed-income obligations that pay current income.

Corporate Loans.  The Fund may invest in corporate loans.  Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”).  This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default.  Most of the Fund’s Corporate Loans investments will be secured by specific assets of the borrower.  Corporate Loans also have contractual terms designed to protect lenders.  The Fund generally acquires Corporate Loans of borrowers that, in the Adviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser.  Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments.  The Fund attempts to manage these risks through careful analyses and monitoring of borrowers.

There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the

4

Adviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source.  As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans.  As a result, Corporate Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price.  The market for illiquid securities may be more volatile than the market for liquid securities.  The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates.  However, many Corporate Loans are of a large principal amount and are held by a large number of owners.  In the Adviser’s opinion, this should enhance their liquidity.

The Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions.  The Fund may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection.  Because of the protective terms of Corporate Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities.  Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated.  In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position.  Uncollateralized Corporate Loans involve a greater risk of loss.

Credit Default Swap Agreements.  The Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer “par value” (full notional value) of the reference obligation in exchange for the reference obligation.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing.  However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value.  As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.  In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.  The Fund will enter swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating.  A buyer also will lose its investment and recover nothing should no event of default occur.  If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described above since if an

5

event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Debt Securities.  The Fund may invest in debt securities.  Investment in debt securities involves both interest rate and credit risk.  Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates.  As interest rates decline, the value of debt securities generally increases.  Conversely, rising interest rates tend to cause the value of debt securities to decrease.  Bonds with longer maturities generally are more volatile than bonds with shorter maturities.  The market value of debt securities also varies according to the relative financial condition of the issuer.  In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.  The yields on certain obligations in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s and S&P represent their opinions as to the quality of the securities that they undertake to rate.  Ratings, however, are general and are not absolute standards of quality or value.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  See Appendix A for a description of the ratings provided by certain recognized rating organizations.

Investment-Grade Debt Securities.  Bonds rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong).  Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree).  Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  Bonds rated Baa/BBB (considered by Moody’s to be “medium grade” obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).  The Fund may invest in debt securities that are given an investment-grade rating by Moody’s or S&P, and may also invest in unrated debt securities that are considered by the Adviser to be of comparable quality.

High Yield Debt Securities.  The Fund may invest in high yield debt securities.  Securities rated Ba or lower by Moody’s or BB or lower by S&P, and comparable unrated securities (commonly referred to as “high yield” or “junk” bonds), including many emerging markets bonds, which are considered to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  The lower the ratings of corporate debt securities, the more their risks render them like equity securities.  Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories.  (See Appendix A for a more complete description of the ratings assigned by Moody’s and S&P and their respective characteristics.)

Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers.  Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal

6

and interest.  Also, an increase in interest rates would likely have an adverse impact on the value of such obligations.  During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities.  However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity.  High yield bonds may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities.  A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund’s portfolio, adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market.  When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.  For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of the Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.  However, should any individual bond held by the Fund be downgraded below a rating of C, the Adviser generally intends to dispose of such bond at the prevailing market prices.

Prices for high yield securities may be further affected by legislative and regulatory developments.  For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security.  Also, Congress has from time to time considered legislation that would further restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings.  Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.

Distressed Securities.  The Fund may invest in securities in default of their obligation to pay interest and/or principal, but for which the Adviser believes there are prospects for

7

achieving partial or full recovery in a reorganization or liquidation of the obligor.  Expected recovery values for these securities are highly speculative.  The securities of companies in distressed and default situations typically trade at substantial discounts due to difficulties in analyzing a proper value for such securities, lack of research coverage, or difficulties in valuing such securities.

Firm Commitment Agreements And “When-Issued” Securities.  New issues of certain debt securities are often offered on a “when-issued” basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase.  Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date.  The Fund may use such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets.  In either instance, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Foreign Securities.  The securities of foreign issuers in which the Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and related depository instruments, American Depositary Shares (“ADSs”), European Depositary Shares (“EDSs”), Global Depositary Shares (“GDSs”), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.  Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund’s domestic investments.

Although the Adviser intends to invest the Fund’s assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.  In addition, in many countries there is less publicly available information about issuers than is available for US companies.  Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies.  In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the US.  Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions.  The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the US.  In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

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Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.  It may be more difficult for the Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities.  Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  The Adviser seeks to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company.  These instruments evidence ownership of underlying securities issued by a US or foreign corporation.  ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the US.  Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

For the Fund investment in foreign securities usually will involve currencies of foreign countries.  Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts.  Because of these factors, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.  Although the Fund’s custodian values the Fund’s assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis.  The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because the Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets.  The Fund’s share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated.  Thus,

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the strength or weakness of the US dollar against foreign currencies may account for part of the Fund’s investment performance.  US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.  Currencies in which the Fund’s assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

Emerging Markets.  The Fund could have significant investments in securities traded in emerging markets.  Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in US securities and that may affect the Fund’s performance favorably or unfavorably.

In recent years, many emerging market countries around the world have undergone political changes that have reduced government’s role in economic and personal affairs and have stimulated investment and growth.  Historically, there is a strong direct correlation between economic growth and stock market returns.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries.  Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence, until recently, of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the Fund’s investments.  Further, many emerging markets have experienced and continue to experience high rates of inflation.

Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property.  In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of the Fund’s assets invested in such country.  To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries.  The risk of loss through governmental confiscation may be increased in such countries.

The Fund may invest in sovereign debt securities of emerging market countries.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by,

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among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair the debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Foreign Currency Exchange Transactions. The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities (“transaction hedge”).  The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency.  The Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”).  In any of these circumstances the Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).  A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers.  A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.  Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

While the Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions.  Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund.  Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated.  An imperfect

11

correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts And Options On Futures Contracts.  The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities.

The Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act (“CEA”) and, therefore, the Fund and its officers and trustees have not been subject to the registration requirements of the CEA. However, the registration exclusion was amended in February 2012. As of the date of this SAI, if the Fund previously qualified for the exclusion under Rule 4.5, and the Fund does not qualify for the amended exclusion, it will have to register with the Commodity Futures Trading Commission (the "CFTC") on December 31, 2012. The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund's operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject the Fund to additional regulation may have an adverse impact on the Fund's operations and expenses. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies.

The Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security.  For example, if the Fund anticipates an increase in the price of stocks or bonds, as applicable, and it intends to purchase stocks or bonds, as applicable, at a later time, the Fund also could enter into a futures contract to purchase a stock or bond index as a temporary substitute for stock or bond purchases.  If an increase in the market occurs that influences the stock or bond index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance.  This technique is sometimes known as an anticipatory hedge.  To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts.  Conversely, if the Fund holds stocks or bonds and seeks to protect itself from a

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decrease in stock or bond prices, the Fund might sell stock or bond index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock or bond prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

The Fund may enter into futures contracts and options on futures contracts for non-hedging purposes to enhance potential gain.  The Fund may also enter into futures contracts to increase the Fund’s exposure to movements in securities markets without actually buying or selling the underlying debt or equity security.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time.  When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Under normal circumstances, a futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation  margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark-to-market its open futures position.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss.  The transaction costs must also be included in these calculations.

When purchasing a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract.  Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, the Fund will maintain with its custodian in a segregated account (and  mark-to-market on a daily basis) cash or liquid securities that, when added to the

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amounts deposited with a futures commission merchant (“FCM”) as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit.  Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

Foreign Currency Futures Contracts and Related Options. The Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized.  A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

For example, the Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated.  A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time.  The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a “proxy” currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies.  A

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proxy currency’s exchange rate movements parallel that of the primary currency.  Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

The Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.  The Fund will not enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are “in-the-money,” would exceed 5% of the liquidation value of the Fund’s portfolio (or the Fund’s net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.  For additional information about margin deposits required with respect to futures contracts and options thereon, see “Futures Contracts and Options on Futures Contracts.”

Risks Associated with Futures and Related Options.  Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments.  The Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing

15

prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.  In addition, there can be no assurance that an active secondary market will continue to exist.

Currency futures contracts and options thereon may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lesser trading volume.

Illiquid Securities and Restricted Securities.  The Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  For example, restricted securities in the US may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”).

Restricted securities are often illiquid, but they may also be liquid.  For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid.  Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the oversight of the Board.  Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  Where a registration statement  is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses.  Also, the Fund may be deemed to be an “underwriter” for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

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The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.  An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund.  This determination is made with respect to the Fund’s ability to sell individual securities, not the Fund’s entire portfolio position, i.e., the fact that the Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.

It is the Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.  The Board has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.  The Fund may be unable to sell a restricted or illiquid security.  In addition, it may be more difficult to determine a market value for restricted or illiquid securities.  Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Mortgage-Related and Other Asset-Backed Securities.  The Fund may invest in mortgage-related and other asset-backed securities.  Mortgage-backed and other asset-backed securities carry prepayment risks.  Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule.  Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments.  Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.  If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities.  This may reduce the Fund's total return.  The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments.  A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.  The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

The price of a mortgage- or asset backed security also depends on the credit quality and adequacy of the underlying assets or collateral.  Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.  Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans.  Therefore, mortgage backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults.  Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage

17

Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them.  In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.  Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.  Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.  Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

Options on Securities.  In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on US and foreign securities exchanges and over-the-counter.  The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option.  The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.  A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option.  The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price.  The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying  security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a “closing  purchase  transaction.”  This is accomplished by buying an option of the same series as the option previously written.  The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation.  However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.  Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale  transaction.”  This is accomplished by selling an option of the same series as the option previously purchased.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price.  If any call or put option is not exercised or sold, it will become worthless on its expiration date.  Closing purchase transactions are not available for OTC transactions.  In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.

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The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put.  A gain also will be realized  if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium.  Any such gains (or losses) on a closing purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes.  Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income.  See “Federal Income Tax Matters.”

The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put.  If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.  Any such gain or loss will be long-term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund’s holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction.  In contrast, the terms of OTC options are negotiated by the Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee.  When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the  “counter-party”) to make delivery of the instrument underlying the option.  If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction.  Accordingly, the Adviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.

Writing Options on Individual Securities.  The Fund may write (sell) covered call and put options on securities held by the Fund in an attempt to realize a greater current return than would be realized on the securities alone.  The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options).  In view of the investment objective ofthe Fund, the Fund generally would write call and put options only in circumstances where the Adviser to the Fund does not anticipate significant appreciation (for call options) or significant depreciation (for put options) of the underlying security in the near future or has otherwise determined to dispose of the security.

A “covered” call and put option means generally that so long as the Fund is obligated as the writer of the option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund.  Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option and the Fund forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).  For put options, the Fund assumes the risk that it may be required to deliver the underlying security for an exercise price higher than a security’s then-current market value.

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Purchasing Options On Individual Securities.  The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security.  The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.  The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.  The purchase of put options will not be used by the Fund for leverage purposes.

The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date.  Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it.  The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund’s current return.  The Fund may write (sell) put options on individual securities only to effect a “closing sale transaction.”

The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund may want to ultimately buy.  Such protection is provided during the life of the call option since the Fund, as the holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risks Of Options Transactions.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has  retained the risk of loss should the price of the underlying security decline.  The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities).  In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.  Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of

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either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists.  Transfer of an OTC option is usually prohibited absent the consent of the original counter-party.  There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration.  An OTC counter-party may fail to deliver or to pay, as the case may be.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.  Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by:  (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

The Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.  See “Portfolio Turnover.”

The Fund’s success in using options techniques depends, among other things, on the Adviser’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Other Investment Companies. The Fund may invest in the shares of other investment companies, as permitted by the 1940 Act, the rules and regulations thereunder and in certain circumstances, SEC exemption orders. As a shareholder of an investment company, the Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

The Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Consistent with Rule 12d1-1 of the 1940 Act, the Fund may enter into “cash sweep” arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits.  This Rule prohibits the Fund from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

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The Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index.  These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index.  Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs® : SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index (“S&P 500”).  They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs® : MidCap SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs® :  Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index.  They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

Nasdaq-100 Shares:  Nasdaq-100 Shares are based on the Nasdaq 100 Index.  They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBssm:  WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes.  They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Real Estate Investment Trusts. The Fund’s investments in real estate investment trusts ("REITs") presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”), which may result in federal income tax on the income and gains of the REIT. REITs

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whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements.  Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield.  Under guidelines approved by the Adviser, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements.  The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines.  In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

Securities Index Futures Contracts.  The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund’s exposure to the equity markets.  The Fund may engage in transactions in futures contracts for speculation, or as a hedge against changes resulting from market conditions in the values of securities held in the Fund’s portfolio or which it intends to purchase as a temporary substitute for stock purchases.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  The value of a unit is the current value of the stock index.  For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”).  The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks.  In the case of the S&P 500 Index, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150).  The index futures contract specifies that no delivery of the actual securities making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4).  If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150

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and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

Risks of Securities Index Futures.  The Fund’s success in using the above techniques depends, among other things, on the Adviser’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions.  The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.

The Fund’s ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s securities.  Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect.  Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument.  This risk will increase as the composition of the Fund’s portfolio diverges from the composition of the hedging instrument.

Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position.  Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers.  In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.  In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss.  The transaction costs must also be included in these calculations.

The Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.  The Fund will use futures contracts and related options primarily for “bona fide hedging” purposes, as such term is defined in applicable regulations of the CFTC.  See “Foreign Currency Futures Contracts and Related Options.”

When purchasing an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit.  Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when

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added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund’s custodian).

Securities Lending.  The Fund may lend their investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending their investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.  The Fund may lend their investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the “SEC”) thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s board of directors/trustees.  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

US Government Securities.  US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.  Securities guaranteed by the US Government include:  (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Ginnie Mae certificates, which are mortgage-backed securities).  When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government, and thus they are of the highest possible credit quality.  US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans.  For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government.  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be

25

subject to principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security.  Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security’s price volatility).  Accordingly, it is not possible to predict accurately the average life of a particular pool.  Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates.  Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.  Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

Securities issued by US Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve federal sponsorship in one way or another.  Some are backed by specific types of collateral, some are supported by the issuer’s right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal  Intermediate Credit Banks, Federal Home Loan Banks, Fannie Mae, Freddie Mac, and Student Loan Marketing Association (“Sallie Mae”).

Warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Bonds.  The Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest.  Zero coupon bonds are issued at a significant discount from face value.  The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance.  If the Fund holds zero coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund.  See “Federal Income Tax Matters.”  Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds.  The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales.  Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in

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response to changing interest rates than the value of debt obligations which distribute income regularly.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund.  The Fund is classified as a diversified series of an open-end investment company.  Under these restrictions, the Fund may not:

(i)           issue senior securities, except as permitted under the 1940 Act;

(ii)           borrow money, except as permitted under the 1940 Act;

(iii)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(iv)	invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation;

(v)
purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of securities;

(vi)	purchase commodities or contracts relating to commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

(vii)
make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

It is a non-fundamental policy of the Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.  The Board has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

PORTFOLIO TURNOVER

The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held.  A change in securities held by the Fund is known as “portfolio  turnover” and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most

27

recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year.  For purposes of determining the Fund’s portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.  For the fiscal year ended July 31, 2009 the portfolio turnover rate for the Fund was 53%.  For the five month fiscal year ended December 31, 2009, for the fiscal years ended December 31, 2010 and December 31, 2011, the portfolio turnover rate for the Fund was 11%, 38% and 41%, respectively.  Variations in portfolio turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions or changes in the Adviser’s outlook.  High rates of portfolio turnover will result in the realization of capital gains and losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies regarding disclosure of the Fund’s portfolio holdings information.  These policies generally prohibit the Adviser and the Fund from disclosing any information concerning the Fund’s portfolio holdings to any third party unless the information has been publicly disclosed.  Currently, the Fund publicly discloses its portfolio holdings monthly on its website at http://www.hendersonglobalinvestors.comhttp://www.hendersonglobalinvestors.com.

Prior to the time that the Fund’s portfolio holdings information is publicly disclosed, the Adviser and/or the Fund may disclose (as authorized by the Adviser’s Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers.  In order to carry out various functions on behalf of the Fund or the Adviser, it is necessary for certain third parties to receive non-public portfolio holdings information.  Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund’s best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received.  As of April 30, 2012, the Fund’s primary service providers were the Adviser,  State Street Bank and Trust Company, BNP Paribas Securities Services, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, KPMG, Vedder Price P.C. and K&L Gates LLP.

Other.  There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement.  Entities unwilling to execute an acceptable confidentiality

28

agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.  As of April 30, 2012, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., Federal Street, Middleberg Communications, J.P. Morgan Securities Inc., Evaluation Associates, a Milliman Company and UBS Warburg.

The terms of the confidentiality agreement generally provide for, among other things, that:

(i)	the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

(ii)
the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(iii)	the recipient agrees not to use the information for investment or trading purposes;

(iv)	the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

(v)	upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Portfolio managers, analysts and other senior officers of the Adviser or the Fund are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

The Board or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Fund’s policies.  All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  All material amendments to the policies will be submitted to the Board for approval or ratification.

MANAGEMENT OF THE FUND

Trustees and Officers.  The Board is responsible for the overall management of the Trust, including general oversight and review of the Fund’s investment activities.  The Board, in turn, elects the officers who are responsible for administering the Fund’s day-to-day operations.

A listing of the Trustees and Officers of the Trust and their business experience during the past five years follows.

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Name, address and month/year of birth1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Independent Trustees:
C. Gary Gerst February 1939	Chairman and Trustee	Since 2001
General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments) from 1993 to present; Member of the Governing Council of the Independent Directors Council (IDC) from 2004 to present; Board Member of the Investment Company Institute from 2004 to present.

Formerly, Trustee, Harris Insight Funds Trust.
Roland C. Baker August 1938	Trustee	Since 2001	Consultant to financial services industry.
Director, Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities), and Midland National Life Insurance Company (an affiliate of North American Company for Life and Health Insurance); formerly, Trustee, Scottish Widows Investment Partnership Trust; formerly, Trustee, Allstate Financial Investment Trust; formerly, Director, Quanta Capital Holdings, Inc. (provider of property and casualty reinsurance); and formerly, Director, People’s Trust Insurance Company (a Florida provider of homeowner’s insurance).

Faris F. Chesley August 1938	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC, since 2001; Vice Chairman, ABN-AMRO, Inc. (a financial services company), 1998-2001.	Chairman of the Investment Committee of the Presbyterian Homes.
James W. Atkinson August 1950	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC, since 2009.	Formerly, Trustee, LaRabida Children’s Hospital; formerly Trustee, Surgeons Diversified Investment Fund.
Richard W. Durkes February 1950	Trustee	Since 2011	Managing Director, Sandler O’Neil & Partners, L.P. (a financial services company), since 2002.	Trustee, Sankaty Head Foundation; Partner, Serve Up LLC (private company that holds rights to certain intellectual property).

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Name, address and month/year of birth1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Interested Trustees and Officers of the Trust:
James G. O’Brien4 May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA, since 2008 and Director, Corporate Services, HGINA, 2005-2008.	Director, The Olson Company.
Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of US Retail, since 2010, Director of National Sales, 2007-2010.	None.
Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA.	N/A
Alanna P. Nensel July 1975	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A
Scott E. Volk May 1971	Vice President	Since 2001	Director, Retail Finance and Operations, HGINA.	N/A
David Latin September 1981	Vice President	Since 2012	Director, Product Development and Analyst Relations, HGINA.	N/A
Christopher K. Yarbrough October 1974	Secretary	Since 2004	Legal Counsel, HGINA.	N/A
Troy Statczar August 1971	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA, since July 2008; Senior Vice President, Citigroup 2005-2008.	N/A
Adam T. Reich August 1983	Assistant Treasurer	Since 2012	Manager of US Fund Administration and Accounting, HGINA, since August 2012; Manager, PricewaterhouseCoopers LLP 2006-2012.	N/A
___________
1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all nine series of the Trust.
3.
A Trustee may serve until his death, resignation or removal or until the end of the calendar year in which the Trustee reached 75 years of age.  The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

Leadership Structure and the Board of Trustees.  The Board has general oversight responsibility with respect to the business and affairs of the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and the other service providers to the Fund.  The Board currently is composed of seven Trustees, five of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act.  In addition to five regularly scheduled in-person meetings per year, the Board may hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting.  As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

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The Board has appointed an Independent Chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meetings of the Board.  In conjunction with the officers and legal counsel, the Independent Chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns.  The Board has determined that this leadership structure is appropriate given the size and nature of the Henderson Funds and the size of the Board.  The composition of the Board is reviewed annually by the Governance Committee to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.  Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.  The Board and its committees are reviewed annually to consider, among other things, structure, functions, performance and effectiveness, and to recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance.  The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.  As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Trustees select and nominate all candidates for Independent Trustee positions.

The trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of the Henderson Funds and, for each Independent Trustee, a willingness to take an independent and questioning view of management.  Each Trustee also has considerable familiarity with the Trust, its adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his substantial service as a trustee of the Trust.  The following is a brief discussion of the specific education, experience, qualifications or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a trustee for the Trust.  References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Trustees

C. Gary Gerst.  Mr. Gerst has served as a trustee of the Trust since 2001 and as Chairman of the Board since 2005.  Mr. Gerst currently is a General Partner of Cornelius &  Lothian LP, a private investment partnership, a Member of the Governing Council of the Independent Directors Council (IDC), and a Board Member of the Investment Company Institute (ICI).  Mr. Gerst has served as Co-Chairman and Chief Executive Officer of LaSalle Partners, predecessor of Jones Lang LaSalle.  Mr. Gerst has an MBA in finance and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

James W. Atkinson.  Mr. Atkinson has served as a trustee of the Trust since 2011.  Mr. Atkinson currently is a commercial pilot at Atkinson Aviation LLC.  Mr. Atkinson has held numerous senior management positions in the financial services industry, including serving as Executive Vice President of Ariel Capital Management, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer for Ariel Capital Management, the Ariel mutual funds and Ariel Distributors and the Chief Compliance Officer for Ariel Capital Management and Ariel Distributors.  He also served as Senior Vice President, Finance & Administration of Stein Roe & Farnham, a registered investment adviser, during which tenure he

32

was the Chief Financial and Accounting Officer.  Mr. Atkinson was also a Senior Manager at Arthur Andersen & Co., an independent public accounting firm, where he specialized in auditing and consulting for financial services organizations.  Mr. Atkinson has served as an independent trustee for the Surgeons Diversified Investment Fund and as a trustee for the LaRabida Children’s Hospital.  Mr. Atkinson has a BA in accountancy.  Mr. Atkinson has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Roland C. Baker.  Mr. Baker has served as a trustee of the Trust since 2001.  Mr. Baker currently serves as a consultant to the financial services industry and serves as a Director of Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance and Midland National Life Insurance Company.  Mr. Baker has held numerous senior management positions in the financial services industry, serving as President of First Penn-Pacific Life Insurance Company, a member of the Lincoln Financial Group, Founder, Chairman and Chief Executive Officer of Baker, Rakich, Shipley &  Politzer, Inc, consultants to the financial services industry, Chief Executive Officer of the Signature Group, a company specializing in direct response marketing of personal insurance, Chairman and Chief Executive Officer of Old American Insurance Company, a life and health insurer, Senior Vice President of Colonial Penn Group, during which time he was responsible for the financial, actuarial and strategic planning divisions, and Senior Vice President of Beneficial Standard Life Insurance Company.  Mr. Baker has held leadership positions in various not-for-profit organizations including the American Institute of Certified Public Accountants, the Society of Financial Service Professionals, the National Association of Independent Insurers, the American Institute for Property and Liability Underwriters, and the American Council of Life Insurance.  Mr. Baker has previously served on various for profit and not-for-profit boards, including serving as a member of the California State Teacher’s Retirement Board.  Mr. Baker has an MBA, is a Certified Public Accountant (inactive), a Chartered Life Underwriter and a Fellow of the Life Insurance Management Institute and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Faris F. Chesley.  Mr. Chesley has served as a trustee of the Trust since 2002.  Mr. Chesley is Founder and Chairman of Chesley, Taft & Associates, LLC, a registered investment adviser.  Mr. Chesley has held numerous senior management positions in the financial services industry, serving as Vice Chairman of ABN AMRO Incorporated, during which tenure he was Chairman of the firm’s Investment Policy Committee and a member of its Risk Committee, Management Committee and Investment Advisory Committee. Mr. Chesley also served as Executive Vice President and Director of Prescott, Ball & Turben, Inc, a brokerage firm.  Mr. Chesley has served on the Midwest Stock Exchange’s Specialist Evaluation Committee and as Chairman of the Securities Industry Association’s Central States District.  He currently serves as Chairman of the Investment Committee of the Presbyterian Homes.  Mr. Chesley has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Richard W. Durkes.  Mr. Durkes has served as a trustee of the Trust since 2011.  Mr. Durkes has held numerous senior management positions in the financial services industry.  He currently serves as a Managing Director of Sandler O’Neill & Partners, L.P., a full service investment banking firm focused on the financial services sector.  He has served as Advisory Director for Berkshire Capital Corporation, an advisory firm specializing in asset management companies; Global Managing Director, member of the Global Equity Directorate (London) and Head of Equities and the Investment Banking Group at ABN AMRO Inc., a global commercial and investment bank; Executive Vice President and Director of the Chicago Corporation, a corporate finance services firm that was acquired by ABN AMRO Inc.; President and Chief

33

Executive Officer, First City Bancshares, Inc., a community bank holding company; and Trust Officer of The Northern Trust Company, a global financial services firm.  Mr. Durkes holds the Series 7, 24 and 63 securities licenses and currently serves as trustee and Treasurer for the Sankaty Head Foundation and on the Jefferson Scholar selection committee for Graduate Fellowships at the University of Virginia.  Mr. Durkes has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Interested Trustees

James G. O’Brien.  Mr. O’Brien has served as a trustee of the Trust since 2011 and President of the Trust since 2010.  Mr. O’Brien has served as the Managing Director North America for Henderson Global Investors since 2008.  Prior to this he was the Director of Corporate Services for Henderson for over seven years.  He has served as the Co-Founder and Chief Operating Officer for aKosys, a technology and advisory company; a Senior Managing Director of Finance and Administration at Kennedy Wilson, an international real estate investment and services firm; Executive Vice President and Senior Vice President for Heitman Properties, a real estate investment management firm; and Senior Vice President, Vice President and Commercial Lease Administrator for JMB Properties Company, a real estate property management company.  Mr. O’Brien has his J.D. from Chicago-Kent College of Law and currently serves on the Board of Directors for The Olson Company.

Charles Thompson II.  Mr. Thompson has served as trustee of the Trust since 2011 and Vice President of the Trust since 2010.  Mr. Thompson is the Director of Retail Sales North America for Henderson Global Investors.  Prior to this he was the Director of National Sales for three years and Central Division Director for five years, both for Henderson.  He held several positions with Van Kampen Investments, predecessor of global investment firm Invesco, starting with Internal Wholesaler and ending as the Regional Vice President during his eight years with the company.  Mr. Thompson holds his Series 6, 7, 63, 65/66 and 24 securities licenses.

Risk Oversight.  Through its direct oversight role, and indirectly through its committees and the officers and service providers, the Board performs a risk oversight function for the Fund consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund, including but not limited to investment, compliance and valuation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and processes; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Fund and any measures taken to mitigate those risks; and (5) engaging the services of the Fund’s CCO to report regularly and test the compliance procedures of the Fund and the service providers.

Standing Committees of the Board.  The Board oversees other Funds that are not part of this SAI.  Information below represents meetings held on behalf of all the Henderson Funds.  The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below.  The Audit Committee, Governance Committee and Valuation Committee are comprised solely of Independent Trustees.

The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust’s financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate.  The

34

Audit Committee receives annual representations from the Trust’s independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee’s duties and powers.  Currently, the members of the Audit Committee are Messrs. Baker (Chair), Chesley, Gerst, Atkinson and Durkes.  The Audit Committee held two meetings during the fiscal period ended July 31, 2012.

The Governance Committee oversees the effective functioning of the Board and its committees.  It also seeks and reviews candidates for consideration as nominees for membership on the Board.  Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust.  Currently, the members of the Governance Committee are Messrs. Baker, Chesley, Gerst (Chair), Atkinson and Durkes.  The Governance Committee held one meeting during the fiscal period ended July 31, 2012.

During the fiscal year ended July 31, 2011, the Valuation Committee determined a fair value of securities for which market quotations were not readily available.  Currently, the members of the Valuation Committee are Messrs. Chesley (Chair) and Baker.  The Valuation Committee held 12 meetings during the fiscal period ended July 31, 2012.

Management Ownership of the Fund.  The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned in the Fund and all Henderson Funds overseen by each Trustee of the Trust as of December 31, 2011.

	Dollar Range of Equity S ecurities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Roland C. Baker		$50,001-$100,000
Strategic Income Fund	$10,001-$50,000
C. Gary Gerst		Over $100,000
Strategic Income Fund	None
Faris F. Chesley		Over $100,000
Strategic Income Fund	None
James W. Atkinson*		$10,001-$50,000
Strategic Income Fund	None
Richard W. Durkes*		$10,001-$50,000
Strategic Income Fund	None
Interested Trustees
James G. O’Brien*		Over $100,000
Strategic Income Fund	None
Charles Thompson II*		$10,001-$50,000
Strategic Income Fund	None
__________
*Elected as Trustee effective March 10, 2011.

No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.  As of April 30, 2012, the Trustees and officers of the Trust, as a group, owned less than 1% of each class of outstanding shares of the Fund.

35

The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust.  This includes salary, as well as both short and long-term incentive compensation.  No other officer, director or employee of the Adviser, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

Compensation of Trustees.  The Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $40,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee.  Each Independent Trustee also receives a fee of $5,000 for attendance in person or by telephone at any in person meeting of the Board and $750 for attendance in person or by telephone at any committee meeting (other than the Valuation Committee meetings).  Each Independent Trustee also receives a fee of $1,000 for attendance at any telephone meeting of the Board.  Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings.  The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received and the Audit Committee Chairperson receives a supplemental annual retainer of $1,500 in addition to any other fees received.

The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2012.

Trustee Name	Aggregate Compensation from Trust
Independent Trustees
James W. Atkinson	$75,250
Roland C. Baker	$78,250
Faris F. Chesley	$76,750
Richard W. Durkes	$75,250
C. Gary Gerst	$85,250
Interested Trustees
James G. O’Brien1	$0
Charles Thompson II1	$0
___________
1.	Messrs. O’Brien and Thompson are each an Interested Trustee and therefore do not receive any compensation from the Trust.

Code of Ethics.  The Adviser and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act.  The Codes of Ethics permit employees of the Adviser and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings.  Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

Proxy Voting Policies.  The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight, with the direction that the proxies should be consistent with the Fund’s best economic interests.  A copy of the Adviser’s Proxy Voting Policies and Procedures is attached hereto as Appendix B.

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The Fund has filed with the SEC its proxy voting records for the 12-month period ending June 30, 2012 on Form N-PX, which must be filed each year by August 31.  Form N-PX is available on the SEC’s website at http://www.sec.gov.  The Fund’s proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Fund’s website at http://www.hendersonglobalfunds.comhttp://www.hendersonglobalfunds.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS

To the knowledge of the Trust as of March 30, 2012, the following persons owned beneficially or of record 5% or more of the Fund’s outstanding shares of any class.  Shareholders of record with more than 25% of the outstanding shares of the Fund are believed to hold shares only as nominee.  Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Fund can control the Fund (within the meaning of the Section 2(a)(9) of the 1940 Act) and may be able to determine the outcome of a shareholder meeting.

Fund/Class	Name and Address	Percentage of total outstanding shares
Strategic Income Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center 3rd Floor Jersey City, NJ 07311	5.77
Strategic Income Fund Class A	Citigroup Global Markets 700 Red Brook Blvd. Owings Mills, MD 21117	7.04
Strategic Income Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	20.24
Strategic Income Fund Class A	First Clearing FBO Benefit of Customers 2801 Market St. St. Louis, MO 63103	16.61
Strategic Income Fund Class A	UBS WM USA Omni Account 499 Washington Blvd, 9th Floor Jersey City, NJ 07310	14.38
Strategic Income Fund Class A	RBC Capital Markets Omnibus Account 510 Marquett Ave. South Minneapolis, MN 55402	10.85
Strategic Income Fund Class B	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	21.40
Strategic Income Fund Class B	Janney Montgomery Scott FBO Customers 1801 Market St. Philadelphia, PA 19109	7.74

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Fund/Class	Name and Address	Percentage of total outstanding shares
Strategic Income Fund Class B	First Clearing FBO Benefit of Customers 2801 Market St. St. Louis, MO 63103	23.84
Strategic Income Fund Class B	RBC Capital Markets Omnibus Account 510 Marquett Ave. South Minneapolis, MN 55402	7.89
Strategic Income Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center 3rd Floor Jersey City, NJ 07311	6.93
Strategic Income Fund Class C	Citigroup Global Markets 700 Red Brook Blvd. Owings Mills, MD 21117	8.64
Strategic Income Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	29.79
Strategic Income Fund Class C	First Clearing FBO Benefit of Customers 2801 Market St. St. Louis, MO 63103	14.50
Strategic Income Fund Class C	UBS WM USA Omni Account 499 Washington Blvd, 9th Floor Jersey City, NJ 07310	15.47
Strategic Income Fund Class C	RBC Capital Markets Omnibus Account 510 Marquett Ave. South Minneapolis, MN 55402	7.39
Strategic Income Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center 3rd Floor Jersey City, NJ 07311	8.13
Strategic Income Fund Class I	First Clearing FBO Benefit of Customers 2801 Market St. St. Louis, MO 63103	69.56

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.  Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Fund’s investment adviser.  The Adviser and is an indirect, wholly-owned subsidiaries of Henderson Group plc.

As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world.

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Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).

Pursuant to the Advisory Agreement, the Adviser acts as the Fund’s adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.  In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of the Fund’s relative net assets.  Expenses that will be borne directly by the Fund include, but are not limited to, the following:  fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The Fund pays the Adviser a monthly fee for providing investment advisory services at an annual rate of the Fund’s average daily net assets as set forth below1.

0.55% for the first $1 billion of average managed assets; 0.50% for the next $500 million of average managed assets; and 0.45% over $1.5 billion of average managed assets.

1.
Prior to June 1, 2011, the Strategic Income Fund paid a monthly fee for investment advisory services at an annual rate of the Fund’s average managed assets of 0.75% for the first $1 billion; 0.70% for the next $500 million; and 0.65% over $1.5 billion.

The advisory fees and other expenses of the Fund reimbursed by the Adviser for the Fund are set forth below.

Fiscal year ended July 31, 2009
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
Strategic Income Fund	$ 609,701	$ 229,287	—

Fiscal year ended December 31, 20091
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
Strategic Income Fund	$ 218,919	$ 94,172	—
_____
1.	For the five month period ended December 31, 2009.

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Fiscal year ended December 31, 2010
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
Strategic Income Fund	$ 527,355	$ 171,286	—

Fiscal year ended December 31, 2011
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
Strategic Income Fund	$ 349,327	$ 174,087	—

With respect to the Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses (excluding the Rule 12b-1 fees, other class-specific expenses, interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to 0.85% of the Fund’s average daily net assets.  These contractual arrangements will remain in effect until July 31, 2020.  Prior to June 1, 2011, the Adviser agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses (excluding the Rule 12b-1 fees, other class-specific expenses, interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to 1.05% of the Fund’s average daily net assets.

The Advisory Agreement continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (b) by the shareholders of the Fund or the Board.  The agreement may be terminated at any time, upon 60 days’ written notice by either party.  The agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio.  The agreement shall terminate automatically in the event of its assignment.  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its respective obligations and duties under the agreement.

Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name “Henderson” in its name or in its business in any form or combination.

Distributor.  The Distributor, Foreside Fund Services, LLC., Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor is not obligated to sell any specific amount of Fund shares.  The Fund reserves the right to suspend or discontinue distribution of shares.

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The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.  The Distributor is not affiliated with the Adviser, State Street or their affiliates.

You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on the Fund’s behalf.  Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, accepts the order.  Client orders will be priced at the Fund’s net asset value next computed after an authorized intermediary or the intermediary’s authorized designee accepts them.

Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund’s then-current Prospectus, and the net asset value on which such price is based.  Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time.  In addition, the Distributor is entitled to deduct a contingent deferred sales charge (“CDSC”) on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund.  The Distribution Agreement may be terminated with respect to any Henderson Fund at any time, without payment of any penalty, by the Distributor on 60 days’ written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days’ written notice to the Distributor.  The Distribution Agreement shall terminate automatically in the event of its assignment.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services which includes that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Distribution Plan.  The Trust has adopted a distribution plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act pertaining to the Fund’s Class A, Class B and Class C shares.  In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of the Fund’s shares, although it is impossible to know for certain the level of sales and redemptions of the Fund’s shares in the absence of the Plan or under an alternative distribution arrangement.

41

Under the Plan, the Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares, and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class B shares and Class C shares, respectively.

Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class B and Class C shares, as applicable.  The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares.  These fees constitute compensation to the Distributor and are not dependent on the Distributor’s expenses incurred.  The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs.  The distribution fee for Class B and Class C shares, as applicable, may also be used to finance the costs of advancing sales commissions to investment representatives.  These fees may also be used to finance the costs incurred by the Distributor for marketing-related activities.  The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it.  The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.  However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.  Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.

Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not “interested persons” of the Trust.

If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any of the Henderson Funds (or class of shares thereof), each may continue in effect with respect to any other Henderson Fund (or class of shares thereof) as to which they have not been terminated (or have been renewed).

During the fiscal year ended July 31, 2009, the five month fiscal year ended December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011, the Distributor received and retained sales loads on the sale of shares of the Fund as shown below.  Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.

42

	Fiscal Year Ended July 31, 2009	Fiscal Year Ended December 31, 20091	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2011
Class A
Received	$ 35,772	$ 72,426	$ 78,894	$
Retained	$ 4,119	$ 8,186	$ 9,263	$
_______
1.	For the five month period ended December 31, 2009.

The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Fund for the fiscal year ended July 31, 2009, the five month fiscal year ended December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011 are set forth in the table below.

	Class A Shares Fiscal Year Ended July 31, 2009
	Distribution and Service Fees	Contingent Deferred Sales Charge
Strategic Income Fund	$84,863	$ 9,829

	Class A Shares Fiscal Year Ended December 31, 20091		Class A Shares Fiscal Year Ended December 31, 2010		Class A Shares Fiscal Year Ended December 31, 2011
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Strategic Income Fund	$ 34,015	$ --	$ 80,373	$ --	$ 54,978
_______
1.	For the five month period ended December 31, 2009.

The fees paid to the Distributor pursuant to the Plan for the Class B shares for the Fund for the fiscal year ended July 31, 2009, the five month fiscal year ended December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011 are set forth in the table below.

	Class B Shares Fiscal Year Ended July 31, 2009
	Distribution and Service Fees	Contingent Deferred Sales Charge
Strategic Income Fund	$45,428	$36,947

	Class B Shares Fiscal Year Ended December 31, 2009		Class B Shares Fiscal Year Ended December 31, 2010		Class B Shares Fiscal Year Ended December 31, 2011
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Strategic Income Fund	$30,075	$ 7,804	$84,579	$31,368	$79,344

43

The fees paid to the Distributor pursuant to the Plan for the Class C shares for the Fund for the fiscal year ended July 31, 2009, the five month fiscal year ended December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011are set forth in the table below.

	Class C Shares Fiscal Year Ended July 31, 2009
	Distribution and Service Fees	Contingent Deferred Sales Charge
Strategic Income Fund	$338,262	$ 47,223

	Class C Shares Fiscal Year Ended December 31, 20091		Class C Shares Fiscal Year Ended December 31, 2010		Class C Shares Fiscal Year Ended December 31, 2011
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Strategic Income Fund	$125,697	$ 1,054	$297,068	$ 2,446	$236,736
_______
1.	For the five month period ended December 31, 2009 for the Strategic Income Fund.

The amounts in the table below were spent pursuant to the Plan during the fiscal year ended December 31, 2011.

	Compensation to Dealers	Financing of Advance Commissions	Other1
Strategic Income Fund	$288,330	$97,317	$83
_______
1.      Aggregate amount paid for advertising, printing and mailing of prospectuses for other than current shareholders and compensation to sales personnel.

Custodian.  State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian (“State Street”) to the Fund.  Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund’s net asset value and keeps the book account for the Fund.

Transfer Agent And Dividend Disbursing Agent. State Street serves as the transfer and dividend disbursing agent (the “Transfer Agent”) for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.

Administrator.  State Street serves as the administrator (the “Administrator”) for the Trust pursuant to an administration agreement (the “Administration Agreement”).  State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any

44

state securities commission having jurisdiction over the Trust.  The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees.  As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.

The fees paid to the Administrator for the Fund for the fiscal year ended July 31, 2009, the five month fiscal year ended December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011 are set forth below.

	Fiscal Year Ended July 31, 2009	Fiscal Year Ended December 31, 20091	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2011
Strategic Income Fund	$26,416	$7,953	$18,410	$ 13,674
_______
1.	For the five month period ended December 31, 2009.

Independent Registered Public Accounting Firm.  Ernst & Young LLP, independent registered public accounting firm located at 155 North Wacker Drive, 20th floor, Chicago, Illinois 60606, has been selected as independent public registered accounting firm for the Trust.  The audit services performed by Ernst & Young LLP include audits of the annual financial statements of each of the Henderson Funds.  Other services provided principally relate to filings with the SEC and the preparation of the Fund’s tax returns.

Outside Counsel.  The law firm of Vedder Price P.C. serves as counsel to the Fund.  K&L Gates LLP serves as counsel to the Independent Trustees.

Intermediaries.  Shares of the Fund are often purchased through financial intermediaries who are agents of the Fund for the limited purpose of completing purchases and sales.  These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services.  The rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points.  The rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows:  (i) for accounts charged a per account networking fee, up to $20.00 per open account for Class B and Class C shares, as applicable, and up to $17.00 per open account for all other share classes, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Fund’s Transfer Agent for closed accounts.  The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Fund.

PORTFOLIO MANAGERS

Portfolio Management.  John Pattullo and Jenna Barnard are the portfolio managers for the Fund.

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2011 except as noted otherwise in the table below.  Unless noted otherwise, none of the portfolio managers managed any other accounts.

45

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
John Pattullo	Henderson Strategic Income Fund	48.6m	Preference & Bond Fund Strategic Bond Fund Managed Distribution Fund	881.7m 1.6bn 448.5m			2.98bn
Jenna Barnard	Henderson Strategic Income Fund	48.6m	Preference & Bond Fund Strategic Bond Fund Managed Distribution Fund	881.7bn 1.6bn 448.5m			2.98bn

Portfolio Management Conflicts of Interest.  The Adviser seeks to foster a reputation for integrity and professionalism.  That reputation is a vital business asset.  The confidence and trust placed in us by investors is something that is highly valued and must be protected.  As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited.  A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson’s clients.  The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

The portfolio managers responsible for managing the Fund may currently or in the future also manage one or more other accounts.  Other than potential conflicts between investment strategies, the side-by-side management of a the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades).  Henderson has policies and procedures reasonably designed to mitigate these conflicts.  The portfolio managers may advise certain accounts under a performance fee arrangement.  A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

Portfolio Management Compensation.  Following is a summary of the compensation received by Henderson’s investment professionals for all accounts managed and not just for the Fund.  Henderson’s investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

•	Pre-defined, objective, measurable investment performance
•	Performance goals that are ambitious, but attainable
•	The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio’s risk return parameters.

The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan.  In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on

46

both individual and team performance, reflecting profitable asset growth.  “Profitable asset growth” refers to the increase in adviser revenues generated less the increase in costs.  It is typically calculated per adviser team on a calendar year basis.  Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly.  Currently, the Fund does not charge performance-related fees.

A summary of the compensation package is as follows:

•	Basic Salaries: in line with or better than the industry average
•
Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

•	Growth Equity Bonus Plan: the GEB is based on a team’s contribution to a rise in profits, it is designed to reward profitable asset growth
•	Long Term Incentive Plan: as described above
•	Employee Share Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson
•
Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance.  If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund’s relevant disclosure document (i.e., prospectus or offering memorandum).  Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund’s returns to either (i) a peer group, (ii) an index or (iii) an absolute return.

Portfolio Management Fund Ownership.  As of December 31, 2011, the portfolio managers did not own shares of the Fund.  The Fund’s shares are not registered to be sold outside of the US.  Many of the Henderson Funds’ portfolio managers reside outside of the US and are not eligible to purchase shares of the Funds.

BROKERAGE ALLOCATION

Subject to the overall oversight of the Board, the Adviser places orders for the purchase and sale of the Fund’s portfolio securities.  The Adviser seeks the best price and execution obtainable on all transactions.  Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer).  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices.  In connection with OTC transactions, the Adviser attempts to deal directly with the principal market makers, except in those circumstances where the Adviser believes that a better price and execution are available elsewhere.

47

The Adviser select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms’ professional services.  Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business.  The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies.  Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of their accounts.  In addition, not all of these services may be used by the Adviser in connection with the services they provide to a particular Fund.

Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund.  In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm’s knowledge of the security, the firm’s ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm’s ability to provide access to new issues.  While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions.  The Adviser may, consistent with the interests of the Fund and subject to the oversight of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under their respective agreements.  A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.  The Adviser and its affiliates may participate in commission sharing arrangements where commissions incurred by their clients are used to compensate certain brokers who provide both proprietary and third party research.  All or a portion of the commissions paid by the Fund may be used to offset the Adviser’s and its affiliates’ obligation to pay brokers for proprietary research services.

Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares.  The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser deems to be a desirable investment for the Fund.  The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice.  The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund’s shares will be sold for net asset value determined at the same time the accepted securities are valued.  The Trust will only accept  securities delivered in proper form and will not accept securities subject to

48

legal restrictions on transfer.  The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities.  The acceptance of securities by the Trust must comply with the applicable laws of certain states.

The table below shows information on brokerage commissions paid by the Fund for the fiscal year ended July 31, 2009, the five month fiscal year ended December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011.

	Fiscal Year Ended July 31, 2009	Fiscal Year Ended December 31, 20091	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2011
Strategic Income Fund	$16,783	$ 0	$ 2,313	$ 6,120
_______
1.	For the five month period ended December 31, 2009.

The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year.  As of December 31, 2011, the Strategic Income Fund held $541,250 worth of shares of Royal Bank of Scotland Group plc.

CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share).  When issued, shares of each class of the Fund are fully paid and non-assessable.  No class of shares of the Fund has preemptive rights or subscription rights.

The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes.  The Trust currently consists of nine series, each of which consists of a fund, one of which is discussed in this SAI.  Pursuant to the Declaration of Trust, the Trustees may terminate any Henderson Fund without shareholder approval.  This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.  The Trustees have authorized the issuance of Class A, Class B, Class C and Class I shares for the Fund.

Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust’s Declaration of Trust and By-Laws.  The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so.  Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares).  Shareholders of the Fund or class are entitled to vote alone on matters that only affect  the Fund or class.  All Henderson Funds and classes of shares of each Henderson Fund will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument.  Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Henderson Global Fund of the Trust.  Voting regarding the distribution plan applicable to Class A, Class B or Class C shareholders will be regarded as matters requiring a specific vote of that class.  If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter.  Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.

As used in this SAI and the Prospectus, the phrase “majority vote of the outstanding voting securities” of the Fund or class means the vote of the lesser of:  (1) 67% of the shares of

49

the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund or class, the matter shall have been effectively acted upon with respect to the  Fund or class if a majority of the outstanding voting securities of the Fund or class votes for the approval of the matter, notwithstanding that:  (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee.  Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Trust’s shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class.  Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

Under Delaware law, the Trust’s shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of that  Fund.  The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.  No series of the Trust is liable for the obligations of any other series of the Trust.

The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan  approved by the investment company’s board of directors/trustees and filed with the SEC.  The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Fund.  The Multi-Class Plan includes the following:  (i) shares of each class of each Henderson Fund are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Henderson Global Fund; and (iii) the Fund’s Class B shares convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

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PURCHASES, EXCHANGES AND REDEMPTION INFORMATION

Purchases.  As described in the Prospectus, shares of the Fund may be purchased in a number of different ways.  Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  An investor may place orders directly through the Transfer Agent or through arrangements with his/her authorized broker and/or financial advisor.

Retirement Plans.  Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts (“IRAs”), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs (“SEP IRAs”).  For plan administrator contact information, participants should contact their respective employer’s human resources department.  Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

Exchanges.  As described in the Prospectus, shareholders of the Fund have certain exchange privileges.  Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective Prospectus.  An exchange of shares is a taxable transaction for federal income tax purposes.

Additional Payments.  Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund.  These fees do not come out of the Fund’s assets.  Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts.  These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.  Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds.  These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the Fund.  You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

Additional Charges.  Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your

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dealer will provide you with specific information about any processing or service fees you will be charged.

Contingent Deferred Sales Charges - Class A, Class B and Class C Shares.  Class A shareholders may exchange their Class A shares that are subject to a CDSC, as described in the Prospectus (“outstanding Class A shares”), for Class A shares of another Henderson Global Fund (“new Class A shares”) on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares.  Class A shareholders of any fund exercising the exchange privilege will continue to be subject to that fund’s CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

Class B shareholders may exchange their Class B shares (“outstanding Class B shares”) for Class B shares of another Henderson Global Fund (“new Class B shares”) on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares.  Class B shareholders of any fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

Class C shareholders may exchange their Class C shares (“outstanding Class C shares”) for Class C shares of another Henderson Global Fund (“new Class C shares”) on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption.  (Class C shares are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.)

For purposes of computing the CDSC (and conversion feature, if applicable) that may be payable upon the redemption of the new Class A, Class B or Class C shares, the holding period of the outstanding shares is “tacked” onto the holding period of the new shares.

Each exchange will be made on the basis of the relative net asset value per share of the Fund involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request.  Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) to receive the price computed on the day of receipt.  Exchange requests received after that time will receive the price next determined following receipt of the request.  The exchange privilege may be modified or terminated at any time, upon at least 60 days’ notice to the extent required by applicable law.

An exchange of shares between any of the Henderson Funds will generally result in a taxable gain or loss for federal income tax purposes.  Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares surrendered) in the amount of the difference between the net asset value of the shares surrendered and the shareholder’s tax basis for those shares.  However, in certain circumstances, shareholders will be ineligible to take sales charges that were incurred on the surrendered shares into account in computing taxable gain or loss on an exchange.  See “Federal Income Tax Matters.”

With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution.  Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

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Conversion Of Class B Shares.  As described in the Prospectus, Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund.  For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean:  (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued.  For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account.  Each time any Class B shares in the shareholder’s regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.  The portion will be determined by the ratio that the shareholder’s Class B shares converting to Class A shares bears to the shareholder’s total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

Redemptions. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Under unusual circumstances, when the Board deems it in the best interest of the Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values.  The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act.  This requires the Fund to redeem with cash at a shareholder’s election in any case where the redemption involves less than $250,000 (or 1% of the Fund’s net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000).  Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.  Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash.  For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

Other Redemption Information.  If the shareholder has given authorization for telephonic redemption privileges, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account.  Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions.  The Trust reserves the right to change this

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minimum or to terminate the telephonic redemption privilege without prior notice.  The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder’s dealer of record or bank.  The shareholder is responsible for any charges by the shareholder’s bank.

The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

NET ASSET VALUE

The net asset value per share of the Fund is computed by dividing the value of the Fund’s aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund’s shares outstanding.  For purposes of determining the Fund’s aggregate net assets, receivables are valued at their realizable amounts.  The Fund’s liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund’s several classes based on their relative net asset size.  Liabilities attributable to a particular class are charged to that class directly.  The total liabilities for a class are then deducted from the class’s proportionate  interest in the Fund’s assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded.  If no sale is reported at that time, the average between the last bid and asked price (the “Calculated Mean”) is used.  Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.  Interest bearing commercial paper which is purchased at par will be valued at par.  Interest is accrued daily.  Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the last reported sale price on the other exchange(s).  If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

Securities and other assets for which market prices are not readily available are priced at a “fair value” as determined by the Adviser in accordance with procedures approved by the Board.  Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE.  Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below).  If events materially affecting the value of the Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s net asset

54

value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board.  The Board has adopted procedures for valuing the Fund’s securities.  Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board, at the next regularly scheduled quarterly meeting of the Board.

Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading.  The NYSE and the Trust’s offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On those days when either or both of the Fund’s custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund’s net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer.  Each purchase and redemption order is subject to any applicable sales charge.  Since the Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price their shares, the Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  The sale of the Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

FEDERAL INCOME TAX MATTERS

The following is a general discussion of certain US federal income tax consequences of investing in the Fund.  It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes.  It is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect.  This discussion generally applies only to holders of shares who are citizens or residents of the US and who are subject to federal income taxation (i.e., not exempt from taxation).  Accordingly, investors should consult with a competent tax adviser before making an investment in the Fund.  The Fund is  not managed for tax-efficiency.

The Fund has elected to be treated, has qualified, and intends to continue to qualify for each of its taxable years as a regulated investment company under Subchapter M of the Code.  Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in a qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US government

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securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.  The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments, including certain commodity-linked investments.

As a regulated investment company, the Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard to the deduction for dividends paid for the taxable year is distributed to the shareholders.  However, the Fund will generally be subject to federal corporate income tax  on any undistributed net investment income or net capital gains.  The Fund intends to distribute all or substantially all of its net investment income and net capital gain each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level.  To avoid this tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  The Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Fund may be subject to excise tax.

Options, Futures and Foreign Currency Forward Contracts.  The Fund’s transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.

The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

Options held by the Fund at the end of each fiscal year on a broad-based stock index and certain other options, futures contracts and options on futures contracts utilized by the Fund

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are treated under the Code as Section 1256 contracts and will be required to be “marked-to-market” for federal income tax purposes at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax).  Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (the “IRS”) may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Currency Fluctuations – “‘Section 988’ Gains or Losses”. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss.  Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Investment in Passive Foreign Investment Companies.  The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”).  In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income.  If the Fund receives an “excess distribution” with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders.  In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares.  The Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years.  Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions.  Excess distributions are characterized as ordinary income for federal income tax purposes even though,

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absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative federal income tax treatment with respect to PFIC shares.  If certain conditions are satisfied, the Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years.  Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

Debt Securities Acquired at a Discount.  Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount.  Generally, the amount of the original issue discount (“OID”) is treated as interest income and a portion of the OID is included in the Fund’s income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount.  Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.  The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund.  The Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

REITs.  The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to its shareholders for federal income tax purposes.  At other times, such investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”).  Under a notice issued by the IRS, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  The notice

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provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a regulated investment company.  However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Distributions.  Distributions are taxable to a US shareholder whether paid in cash or shares.  Distributions of investment company taxable income (as such term is defined in the Code, but without regard to the deduction for dividends paid) are generally taxable as ordinary income.  However, if a portion of the Fund’s investment company taxable income is attributable to “qualified dividend income,” as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2012, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to long-term capital gain; provided both the Fund and the shareholder satisfy certain holding period and other requirements.  For such taxable years, the maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors has been reduced to 15%.  It is currently unclear whether Congress will extend the favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2012.  Dividends from most

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REITs and certain foreign corporations are not eligible for treatment as qualified dividend income.

Dividends paid by the Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the “Dividend Received Deduction”).  Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income.  Corporate shareholders of a regulated investment company must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction.  The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and available capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income.  Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to a maximum rate of 15% for taxable years beginning on or before December 31, 2012.  For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate is scheduled to return to 20%.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his, her or its shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.  Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Shareholders should be careful to consider the tax implications of

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buying shares just prior to a distribution.  The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholders.

Disposition of Shares.  Upon a redemption, sale or exchange of a shareholder’s shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares.  Shares held for one year or less generally will be taxed as short-term capital gain or loss.  Shares held for more than one year generally will be taxed as long-term capital gain or loss.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares.  Capital losses may be subject to limitations on their use by a shareholder.

In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the  disposition of their shares.  This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires no later than January 31st of the calendar year following the calendar year of the disposition shares in the same Fund or another regulated investment company and an otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares.  The term “reinvestment right” means any right to acquire shares of one or more regulated  investment companies without the payment of a sales load or with the payment of a reduced sales charge.  Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares.  This provision may be applied to successive acquisitions of Fund shares.

Foreign Withholding Taxes.  Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to “pass-through” to its shareholders the amount of foreign income and similar taxes paid by the Fund.  Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund in computing his or her taxable income for federal income tax purposes, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her federal taxable income or to use such amount as a foreign tax credit against his or her US federal income tax liability, subject to various limitations imposed by the Code.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions for federal income tax purposes.  Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the federal alternative minimum tax, but a foreign

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tax credit may be available to offset federal alternative minimum tax, subject to various limitations.  Each affected shareholder will be notified after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s US tax attributable to his or her total foreign source taxable income.  For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund’s income flows through to its shareholders.  With respect to the Fund, gains from the sale of securities generally will be treated as derived from US sources and Section 988 gains will generally be treated as ordinary income derived from US sources.  The limitation on the foreign tax credit is applied separately to foreign source passive category income, including foreign source passive income received from the Fund.  Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend or the Fund or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  If the Fund fails to satisfy these requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law.  Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Disclosure Statements for Large Losses.  Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of the Fund’s shares, except in the case of certain exempt shareholders.  All such distributions and proceeds will be subject to withholding of federal income tax (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to

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certify that he or she is not subject to backup withholding.  The backup withholding rate is 28% for amounts paid through 2012.  This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise.  If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.  Any amounts withheld may be credited against the shareholder’s US federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation.  Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder’s particular situation.  Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above.  Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty).

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if the Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons.  If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of the Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain.

This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

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REGISTRATION STATEMENT

This SAI and the Fund’s Prospectus do not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC.  The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.  Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

Statements contained herein and in the Fund’s Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Fund, including the notes thereto, dated December 31, 2011 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, and are incorporated by reference into this SAI from the Annual Report of the Fund dated as of December 31, 2011.  The information under the caption “Financial Highlights” of the Fund for the period from commencement of operations through December 31, 2011, appearing in the Prospectus, has been derived from the financial statements audited by Ernst & Young LLP.  Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon Ernst & Young LLP’s report given on the authority of such firm as experts in accounting and auditing.

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APPENDIX A

DESCRIPTION OF STANDARD & POOR’S RATINGS GROUP (“S&P”) AND MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From “Moody’s Bond Record,” November 1994 Issue (Moody’s Investors Service, New York,  1994), and “Standard & Poor’s Municipal Ratings  Handbook,” October 1997 Issue (McGraw Hill, New York, 1997).

MOODY’S:

(a) Corporate Bonds.  Bonds rated Aaa by Moody’s are judged by Moody’s to be of the best quality, carrying the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.  Bonds rated Aa are judged by Moody’s to be of high quality by all standards.  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities.  Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.  Bonds rated Baa by Moody’s are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

(b) Commercial Paper.  The Prime rating is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following:  (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may

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arise as a result of public interest questions and preparations to meet such obligations.  Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.  The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue.  Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment.  Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

(a) Corporate  Bonds.  An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.  Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.  Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal.  Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

Debt rated BB, B, CCC,  CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions.  Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.  Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.  The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.  The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

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The rating CI is reserved for income bonds on which no interest is being paid.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

(b) Commercial Paper.  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.  For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1.  Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

Issues rated B are regarded as having only speculative capacity for timely payment.  The C rating is assigned to short-term debt obligations with a doubtful capacity for payment.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

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APPENDIX B

HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.
Proxy Voting Policies and Procedures

Henderson Global Investors (North America) Inc. (“HGINA”) serves as investment adviser to several categories of clients with varying levels of equity security ownership.  HGINA attempts to vote proxies in the best interest of the firm’s clients.  HGINA’s policy with respect to certain accounts for which it has proxy voting authority is described below.

Delegation to ISS for certain PMP accounts
HGINA has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider, to provide proxy analyses, vote recommendations, vote execution and record-keeping services with respect to PMP accounts for which it has proxy voting authority.  A copy of ISS’ Proxy Voting Guidelines Summary is attached in Appendix A hereto.  Custodians forward proxy materials for clients who have elected to have HGINA exercise voting authority to ISS.  ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines.  If HGINA receives proxy materials in connection with a client’s account where the client has, in writing, communicated to HGINA that the client has reserved the right to vote proxies, HGINA will forward to the client any proxy materials it receives with respect to the account.  In order to avoid voting proxies in circumstances where HGINA or any of its affiliates have or may have any conflict of interest, real or apparent, HGINA has delegated to ISS the proxy analyses, vote recommendations and voting of proxies.

In the event that ISS recuses itself on a proxy voting matter and makes no recommendation, the Proxy Committee will review the issue and direct ISS as to how to vote the proxies as described below.

Delegation to HIML for certain series of Henderson Global Funds and certain International Equity accounts
HGINA has adopted HIML’s proxy voting policies (“HIML Policies”) contained in Appendices A through C of HIML Proxy Voting Policies and Procedures for certain series of Henderson Global Funds and International Equity Accounts for which it has proxy voting authority.
In the event that no predetermined HIML Policy exists, the Proxy Voting Committee will review the issue and direct how to vote the proxies as described below.

Proxy Committee
The Proxy Committee shall have three members, HGINA’s Corporate Secretary, HGINA’s Chief Compliance Officer and a representative from portfolio management, research or trading with knowledge regarding the relevant company.  Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote.  The chair of the Proxy Committee shall be chosen by the members of the Proxy Committee.  The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HGINA.

Proxy Committee meetings shall be called by the Chief Compliance Officer when override submissions are made and in instances when ISS has recused itself from a vote recommendation or where no predetermined HIML Policy exists.  In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

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In determining how proxies should be voted, the Proxy Committee shall address conflict of interest issues as described below.

ISS Recusal or no HIML Policy
When ISS makes no recommendation on a proxy voting issue or where no predetermined HIML Policy exists, the Proxy Committee will review the issue and direct how to vote the proxies given the following general guidelines.  In general HGINA: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures that impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

Override of ISS Recommendation or HIML Policy
There may be occasions where the HGINA or HIML portfolios managers seek to override ISS’s recommendations or a HIML Policy if they believe that ISS’s recommendations or HIML Policy are not in accordance with the best interests of clients.  In the event that a portfolio manager disagrees with an ISS recommendation or HIML Policy on a particular voting issue, the portfolio manager shall document in writing the reasons that he/she believes that the ISS recommendation or HIML Policy is not in accordance with clients’ best interests and submit such written documentation to the HGINA Chief Compliance Officer for consideration by the Proxy Committee.  Upon review of the documentation and consultation with the portfolio manager and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation or HIML Policy if the Committee determines that it is in the best interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Conflicts of Interest
For each director, officer and employee of HGINA (“HGINA person”), the interests of HGINA’s clients must come first, ahead of the interest of HGINA and any person within the HGINA organization, which includes HGINA’s affiliates.

Accordingly, each HGINA person must not put “personal benefit” whether tangible or intangible before the interests of clients of HGINA or otherwise take advantage of the relationship to HGINA’s clients.  “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of HGINA, as appropriate.  It is imperative that each of HGINA’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HGINA’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may also exist if HGINA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

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•	Business Relationships – where HGINA manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
•
Personal Relationships – where a HGINA person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

•
Familial Relationships – where a HGINA person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

•
Fund Relationships – HGINA may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

It is the responsibility of each director, officer and employee of HGINA to report any real or potential conflict of interest to the Chief Compliance Officer who shall present any such information to the Proxy Committee.  However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, all HGINA Proxy Voting Access Persons shall certify annually as to their compliance with this policy.  “Proxy Voting Access Person” means (i) any director or executive officer of HGINA; (ii) any employee or associated person (including contract employees) of HGINA who, in connection with his/her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities for the PMPs.  Any identified conflict of interest, whether personal or corporate, shall be communicated by the Chief Compliance Officer to the Proxy Committee.

Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of an ISS recusal or where no predetermined HIML Policy exists or request for override of an ISS recommendation or HIML Policy, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any HGINA person has reported a conflict of interest.  In addition, the Chief Compliance Officer, or his designee, shall confirm by a review of the personal holdings reports submitted by HGINA persons whether any HGINA persons in the aggregate own 1% or more of a party interested in the proxy process’ equity securities and report such information to the Proxy Committee. The Proxy Committee shall review the information provided to it to determine if an actual conflict of interest exists and the minutes of the Proxy Committee shall (1) describe any conflict of interest, (2) discuss any procedure used to address such conflict of interest, (3) report any contacts from outside parties (other than routine communications from proxy solicitors, and (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best interest of clients and was made without regard to any conflict of interest. Based on the above review, the Proxy Committee will direct how to vote the proxies.

International Securities
HGINA purchases or recommends the purchase for its clients of international securities (including ADRs), which may be subject to “share blocking” restrictions.  This means that shareholders who vote proxies are not able to trade in that company’s securities for a certain period of time on or around the shareholder meeting date.  In addition, voting certain international securities may involve unusual costs to the clients.  HGINA reserves the right not

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to vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply.

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